As filed with the Securities and Exchange Commission on April 21, 2017
1933 Act Registration No. 333-112927
1940 Act Registration No. 811-03214
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 24
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 151
Lincoln National Variable Annuity Account C
(Exact Name of Registrant)
Multi-Fund® Select
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2017, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

Multi-Fund® Select
Individual Variable Annuity Contracts
Lincoln National Variable Annuity Account C
May 1, 2017
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-454-6265
www.LincolnFinancial.com
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This prospectus is primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the Contract’s Value until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be no reasons other than tax deferral for purchasing the contract within a qualified plan.
The contract is designed to accumulate Contract Value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. This prospectus is used by both new purchasers and current Contractowners.
Purchase Payments must be at least $25 per payment, and at least $600 annually. Purchase Payments allocated to any Subaccount or to the fixed side of the contract must be at least $20.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account C (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
(formerly Delaware VIP® Smid Cap Growth Series)
Delaware VIP® Value Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP Growth Portfolio
Lincoln Variable Insurance Products Trust:
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund

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LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund
(formerly LVIP Delaware Foundation® Moderate Allocation Fund)
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Government Money Market Fund
LVIP JPMorgan Retirement Income Fund
(formerly LVIP Delaware Foundation® Conservative Allocation Fund)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP Managed Risk Profile 2050 Fund
LVIP Mondrian International Value Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA S&P 500 Index Fund*
LVIP SSGA Small-Cap Index Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
MFS® Variable Insurance Trust:
MFS® VIT Utilities Series
PIMCO Variable Insurance Trust:
PIMCO VIT Total Return Portfolio
* The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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Special Terms
In this prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account C, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity payments are based.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value —At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—The amount payable to your designated Beneficiary if the owner dies before the Annuity Commencement Date. If the contract is owned by a non-natural person, the Death Benefit will be paid on the death of the Annuitant.
FINRA—Financial Industry Regulatory Authority.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own i4LIFE® Advantage.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Purchase Payments—Amounts paid into the contract.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
SEC—Securities and Exchange Commission.

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Secondary Life—Under i4LIFE® Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
The maximum surrender charge (contingent deferred sales charge)(as a percentage of Contract Value surrendered / withdrawn):	6.0%*
*The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. The cumulative surrender charge will never exceed 9% of the Purchase Payments applied to the contract. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
TABLE A
Annual Account Fee[1]	$25.00

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Mortality and Expense Risk Charge	1.002%
Loan Set-up Fee (if you participate in a group retirement plan that allows for loans and such fee is permissible by law):	$35.00 (per loan)
Loan Interest (annually of the amount held in the loan account):	7.0%
[1]	The Account Fee may be reduced or eliminated for any particular contract.

Optional Rider Charge
i4LIFE® Advantage Guaranteed Income Benefit (as a percentage of daily assets in the Subaccounts):[2]
Guaranteed Annual Charge	1.50%
Current Annual Charge	0.48%
[2]	As a percentage of daily assets in the Subaccounts. This charge is deducted from the Account Value on a monthly basis at a rate of 0.04% and only on and after the effective date of i4LIFE® Advantage. These charges continue during the Access Period. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage of 1.50%. During the Lifetime Income Period, the i4LIFE® Advantage charge will be computed daily based on the net asset value in the Subaccounts and added to the mortality and expense risk charge. See Charges and Other Deductions – i4LIFE® Advantage Charge for more information.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2016. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.49%	1.93%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.49%	1.61%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2018.
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Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
This Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year you have elected i4LIFE® Advantage and assumes the maximum fees and expenses of the contract and any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,056	$1,975	$2,698	$4,632
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$453	$1,366	$2,288	$4,632
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See the Contracts – Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specific period of time of purchase (“redemption fees”) not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state-specific provisions as not all state variations are discussed in this prospectus. Please check with your registered representative regarding their availability.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Investment Requirements? If you elect i4LIFE® Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You may be limited in how much you can invest in certain subaccounts. We do not plan to enforce these Investment Requirements at this time. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds. You may also allocate Purchase Payments to the fixed account.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
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How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? If you withdraw Contract Value, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn Contract Value, depending upon how many contract years have elapsed. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
An annual account fee of $25 may be assessed on certain types of contracts.
We apply a charge to the daily net asset value of the VAA. This charge consists of a mortality and expense risk and administrative charge equal to an annual rate of 1.002%. See Charges and Other Deductions.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectus for the funds.
For information about the compensation we pay for sales of the contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $1 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the owner and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract. See The Contracts – Purchase Payments.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? Your Beneficiary will receive a Death benefit. Your Beneficiary has options as to how the Death Benefit is paid. See The Contracts – Death Benefit Before the Annuity Commencement Date.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase, that provides periodic variable lifetime income payments, a Death Benefit, and the ability to make withdrawals during a defined period of time. The charge is imposed only during the i4LIFE® Advantage payout phase. There is an additional charge for this rider.
What is Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. You will receive the Guaranteed Income Benefit when you elect i4LIFE® Advantage. See The Contracts – i4LIFE® Advantage Guaranteed Income Benefit.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
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Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-454-6265. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory
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financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Fixed Side of the Contract
Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
Purchase payments allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 1.5%. A purchase payment allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all data is complete. We may vary the way in which we credit interest to the fixed side of the contract from time to time.
ANY INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE GUARANTEED MINIMUM WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time.
Variable Annuity Account (VAA)
On June 3, 1981, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-454-6265.
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Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities. We manage some of the available fund of funds. Our affiliates may promote the
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benefits of such funds to contractowners and/or suggest that contract owners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain of the underlying funds, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns. These risk management strategies could limit the upside participation of the fund in rising equity markets relative to other funds.
Certain Plan Sponsors may limit the availability of investment options. Check with your Plan Sponsor if you have questions about the availability of specific funds.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Core Series (Service Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Asset Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
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Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Scientific Allocation Fund (Service Class): Total return. (formerly LVIP Delaware Foundation® Moderate Allocation Fund)
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Service Class)(1): To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Service Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP JPMorgan Retirement Income Fund (Service Class): Current income and some capital appreciation. (formerly LVIP Delaware Foundation® Conservative Allocation Fund)
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2050 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
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•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximize capital appreciation.
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	Utilities Series (Service Class): Total return.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT Total Return Portfolio (Administrative Class): Maximum total return, consistent with preservation of capital and prudent investment management.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if
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investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and electronic fund transfer services.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
We apply to the average daily net asset value of the Subaccounts, a mortality and expense risk and administrative charge which is equal to an annual rate of 1.002%.
Account Fee
We will deduct $25 from the Contract Value on the last Valuation Date of each Contract Year to compensate us for the administrative services provided to you. This $25 account fee will also be deducted from the Contract Value upon surrender. This account fee may be reduced or eliminated for any particular contract.
Loan Fee
A one-time fee of up to $35 may be charged to set up a loan.
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Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Contract Value as follows:
	Contract year in which surrender/withdrawal occurs
	1	2	3	4	5	6	7	8	9+
Surrender charge as a percentage of the surrendered or withdrawn proceeds	6%	6	6	5	4	3	2	1	0
The surrender charge will never exceed 9% of the Purchase Payments applied to the contract.
A surrender charge does not apply to:
•	A surrender or withdrawal of Contract Value after eight full contract years.
•	Withdrawals during a Contract Year to the extent that the total Contract Value withdrawn during that year does not exceed the free amount which is equal to 15% of the Contract Value. This exception does not apply to a surrender of the contract.
•	A surrender or withdrawal as a result of the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.
•	A surrender of the contract as a result of the death of the Contractowner or Annuitant. See The Contracts - Death Benefit before Annuity Commencement Date.
•	Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by Lincoln Life.
•	Periodic payments made under any Annuity Payout option made available by us.
Some contracts may also waive surrender charges in the event of:
A surrender or withdrawal due to financial hardship or unforeseeable emergency as allowed by the plan.
A surrender or withdrawal due to the Contractowner or Annuitant's retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown or any other program instituted by the employer which would reduce the work force by more than 20%.
•	A surrender or withdrawal after 5 complete contract years due to separation from service if the Participant is at least age 55.
•	A surrender or withdrawal due to a Qualified Domestic Relations Order (QDRO).
Your contract will contain the specific circumstances regarding when the surrender charges will apply.
The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant will be considered the Contractowner for purposes of determining when a surrender charge does not apply.
Rider Charges
i4LIFE® Advantage Rider Charge. The annual rate of the i4LIFE® Advantage charge is currently 0.48% of the Account Value. During the Access Period, an amount equal to the monthly i4LIFE® Advantage percentage charge multiplied by the Account Value will be deducted from the Subaccounts on a monthly basis at a rate of 0.04%. The amount we deduct will increase or decrease as the Account Value increases or decreases, because the charge is based on the Account Value. The i4LIFE® Advantage rider charge is in addition to the other charges applicable to your contract as set forth in the Expense Table. During the Lifetime Income Period, the i4LIFE® Advantage charge will be computed daily based on the net asset value in the Subaccounts and added to the mortality and expense risk charge. If you purchase i4LIFE® Advantage in the future, the annual percentage charge and the maximum annual percentage charge will be the charges in effect at the time you elect i4LIFE® Advantage.
Each time you elect to begin a new 15-year step-up period, the i4LIFE® Advantage charge will be the current charge in effect at the time up to the maximum i4LIFE® Advantage charge of 1.50%. If you do not elect a new 15-year step-up period, your charge will not change.
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Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The mortality and expense risk and administrative charge of 1.002% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE® Advantage, which has an additional charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the funds that are more fully described elsewhere in this booklet and in the prospectuses for the funds respectively. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and /or the interest rate declared on the fixed account may be enhanced for certain contracts. However, these reductions or enhancements may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contract may be lawfully sold and also be eligible to participate in the type of contract for which you're applying. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
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In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
The Contractowner, joint owner and Annuitant cannot be older than age 74.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other collective investment scheme. The contract may not be traded on any stock exchange or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should carefully consider the cost and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into this contract. A registered representative or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum annual amount for Purchase Payments is $600. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you. Purchase Payments totaling $1 million or more are subject to Home Office approval. This takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) in which you are the Contractowner and/or Annuitant. If you stop making Purchase Payments, the contract will remain in force; however, we may terminate the contract as allowed by your state’s non-forfeiture law for individual deferred annuities. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a fixed account is $20, subject to state approval.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
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The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first thirty days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. We reserve the right to waive these restrictions. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging or cross-reinvestment elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $500 (or the entire amount in the Subaccount, if less than $500). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act up instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the Contractowner on the next Valuation Date. If you determine that a transfer was made in error, you must notify us within 30 days of the confirmation date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.
Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in
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Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $500 or the total amount in the Subaccount if less than $500. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $500 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an
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individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount in the VAA or to the fixed side of the contract as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. No transfers are allowed from the fixed side of the contract to the Subaccounts.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), cross-reinvestment service, portfolio rebalancing and automatic withdrawal service. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. Once we are notified of a pending death claim, these services will stop. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable Subaccounts into the variable Subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated variable Subaccount that exceeds a baseline amount to another specific variable Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each variable account Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.
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Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.
Death Benefit Before the Annuity Commencement Date
If the Contractowner or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. If you have elected i4LIFE® Advantage, a different Death Benefit option will apply.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option.
The Death Benefit paid to your designated Beneficiary will be the greater of:
1. The Contract Value on the Valuation Date the Death Benefit is approved by us for payment; or
2. The sum of all Purchase Payments minus all withdrawals, including any applicable charges and any premium tax incurred.
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. The U.S. Supreme Court recently held that same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
1. If any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
2. If no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
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Investment Requirements
Contractowners who have elected i4LIFE® Advantage with the Guaranteed Income Benefit will be subject to the following requirements on variable Subaccount investments. If you do not elect i4LIFE® Advantage, the Investment Requirements will not apply to your contract.
We do not intend to enforce the Investment Requirements at this time. We will notify you at least 30 days in advance of when the Investment Requirements will be enforced. Our decision to enforce these requirements will be based on our review of the Subaccount investments of the Contractowners who have this rider and market conditions.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements in part because the reduction in volatility helps us, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult with your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”):
•	AB VPS Global Thematic Growth Portfolio
•	American Funds Global Growth Fund
•	American Funds International Fund
•	Delaware VIP® High Yield
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Core Series
•	LVIP Baron Growth Opportunities Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP Managed Risk Profile 2050 Fund
•	LVIP Mondrian International Value Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA International Managed Volatility Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	MFS® VIT Utilities Series

All other variable Subaccounts will be referred to as “Non-Limited Subaccounts” except for the Deutsche Alternative Asset Allocation VIP Portfolio which is not available for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of i4LIFE® Advantage, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the LVIP Government Money Market Fund Subaccount. We reserve the right to designate a different investment option other than the LVIP Government Money Market Fund as the default investment option should there be not Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change.
We may move Subaccounts on or off the Limited Subaccount list, change the percentages of Contract Value allowed in the Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
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1.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;
2.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
3.	take no action and be subject to the quarterly rebalancing as described above.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules below. A surrender/withdrawal after the Annuity Commencement Date depends upon the annuity option selected. See Annuity Payouts – Annuity Options.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order before the close of the NYSE (normally 4:00 p.m. New York time), we will process the request using the Accumulation Unit value computed on the next Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit Value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrenders or withdrawal requests received after such early market close will be processed using the Accumulation Unit Value computed on the next Valuation Date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the general account in the same proportion that the amount of withdrawal bears to the total Contract Value. The minimum amount which can be withdrawn is $100. Where permitted by contract, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with the withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge. See Charges and Other Deductions.
The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:
a.	attains age 59½
b.	separates from service
c.	dies
d.	becomes totally and permanently disabled and/or
e.	experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions Under the Texas Optional Retirement Program, later in this prospectus.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
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•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Loans
If the Plan permits loans, then during the Participant's accumulation period, the Participant may apply for a loan by completing a loan application that we provide. The Participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the Participant's Plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a Participant loan cannot exceed the lesser of 50% of the Participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a Participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. The annual interest rate for loans is 7.0% of the amount held in the loan account. We will credit interest at an annual rate of 4.5% on the loan value.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
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Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Questions about your contract should be directed to us at 1-800-454-6265.
i4LIFE® Advantage for Qualified Contracts
i4LIFE® Advantage (the Variable Annuity Income rider in your contract) is an optional Annuity Payout rider you may elect and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus.
In order to elect the i4LIFE® Advantage benefit, you may need to surrender your existing base contract and apply for a new contract. The surrender charges and fees applicable to the new base contract will not be higher than such fees applicable to the base contract being surrendered. However, an additional charge will be incurred on the new base contract for i4LIFE® Advantage; just as it would be for a contract that need not be surrendered to elect i4LIFE® Advantage. Enhanced interest rates will not be offered on the fixed account(s) of the new base contract. Please contact your sales representative to determine if it is necessary to surrender your contract in order to elect i4LIFE® Advantage.
i4LIFE® Advantage is a payout option that provides you with variable, regular monthly income payments for life. These payouts begin and are made during an Access Period, where you have access to the Account Value. After the Access Period ends, Regular Income Payments continue for the rest of your life, during the Lifetime Income Period. i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. The initial regular monthly income payment is based on the Account Value on the Periodic Income Commencement Date. This date is no more than 14 days prior to the date you begin receiving the regular monthly income payments. This option is available for Participants in 401(k), 403(b) and most 457 plans (“tax-deferred retirement plans”). This option, when available in your state, is subject to a charge. See Charges and Other Deductions – i4LIFE® Advantage Charges for Qualified Contracts.
i4LIFE® Advantage may be elected at the time of application or at any time before another Annuity Payout option is elected by sending a written request to our Home Office. When you elect i4LIFE® Advantage, you make certain choices about your Regular Income Payments. The Annuitant, or Secondary Life, if applicable, may not be changed after i4LIFE® Advantage is elected. The Periodic Income Commencement Date will be within one month of when your i4LIFE® Advantage election form is approved by us.
i4LIFE® Advantage for tax-deferred retirement plans is only available if the Annuitant is eligible to receive a payout pursuant to the terms and conditions of his or her plan at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the Internal Revenue Code provisions for required minimum distributions.
If i4LIFE® Advantage is selected, in addition to the Investment Requirements imposed by electing this option, the applicable transfer provisions among Subaccounts and the fixed account during the access period will continue to be those specified in your prospectus. See The Contracts – Transfers on or Before the Annuity Commencement Date. During the Lifetime Income Period, the transfer provisions are those specified in your prospectus. See The Contracts – Transfers after the Annuity Commencement Date. Once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Additional Services.
When you elect i4LIFE® Advantage, you will receive the i4LIFE® Advantage Guarantee of Principal Death Benefit. See i4LIFE® Advantage Death Benefit.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, regular monthly income payments and provide a Death Benefit, and during which you may surrender the contract and make additional withdrawals from your Account Value. During the Access Period, the Account Value is available as a minimum Death Benefit, or for additional withdrawals or surrender of the contract. At the end of the Access Period, the remaining Account Value is used to determine the amount of regular monthly income payments for the rest of your life (and the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently the greater of 15 years or to age 85) and maximum Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend the Access Period by sending us notice. Additional restrictions may apply if you are under 59½ when you request a change to the Access Period. A request to extend the Access Period will be effective on the next Periodic Income Commencement Date anniversary. Currently, if you extend the Access Period, it must be extended at least 5 years.
If you extend the Access Period, subsequent Regular Income Payments and the Guaranteed Income Benefit will be reduced accordingly. The Guaranteed Income Benefit will be adjusted in proportion to the reduction in the new Regular Income Payment. Extending the Access Period lowers the regular payment and Guaranteed Income Benefit because these payments are spread out over a longer
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period of time. For example, assume you have an access period of 25 years, a Regular Income Payment of $433 a month and a Guaranteed Income Benefit of $332 per month. If you extend your Access Period to 30 years, the Regular Income Payment decreases to $428 per month (a reduction of 1.15%) and the Guaranteed Income Benefit is also reduced by 1.15% for a payment of $328.
We may reduce or terminate the Access Period for tax-deferred retirement plans in order to keep the Regular Income Payments in compliance with Internal Revenue Code (“IRC”) provisions for required minimum distributions. You may not shorten your Access Period.
Account Value. The initial Account Value is equal to the total of the dollar value of the fixed and variable options contained in the contract in which you are invested on the Periodic Income Commencement Date. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by Regular Income Payments made, any Guaranteed Income Benefit payments made, and any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life (and the Secondary Life, if applicable) and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living; and access to your Account Value during the Access Period. Such payments will not vary during the year unless there is a withdrawal. When you elect i4LIFE® Advantage, you will have to choose the length of the Access Period. This choice will influence the amount of your Regular Income Payments. Regular Income Payments will begin within 14 days of the Periodic Income Commencement Date. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments for tax-deferred retirement plans will be paid monthly, and are only recalculated once per year, at the beginning of each calendar year. An Assumed Investment Return (AIR) rate of 4% will be available. Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. For information regarding income tax consequences of Regular Income Payments, See Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Account Value by 1,000 and multiplying the result by an annuity factor. In the absence of excess withdrawals this amount will remain constant throughout the calendar year. The annuity factor is based upon:
•	The age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the monthly Regular Income Payments;
•	the AIR of 4%; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
Subsequent Regular Income Payments during the Access Period are determined by dividing the Account Value, on the applicable Valuation Date (December 31) by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. You will receive the same payment each month throughout the year. The Account Value continues to vary with the performance of the Subaccounts selected and the interest credited on the fixed account. The AIR is the measuring point for subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal. For example, a Contractowner has an Account Value of $100,000 and an income payment of $400 per month. If the Contractowner makes a withdrawal of $25,000 (resulting in a 25% reduction of Account Value), there would be a corresponding 25% reduction to the Regular Income Payment. The Regular Income Payment of $400 would be reduced to $300 [$400 – (25% x $400)]. See i4LIFE® Advantage – General i4LIFE® Advantage Provisions for more information on withdrawals.
For a joint life option, the Secondary Life must be the Annuitant’s spouse and must be the primary Beneficiary. If either the Annuitant or Secondary Life dies during the Access Period, the surviving life may elect to continue Regular Income Payments. We may adjust the Access Period length to ensure the regular monthly income payments conform to the required minimum distribution requirements
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of Section 401(a)(9) of the IRC. Regular Income Payments will continue for the remainder of the Access Period and then, if there is a surviving life, for the Lifetime Income Period. As an alternative, upon the death of the Annuitant, the Secondary Life may choose to take the Death Benefit, and the i4LIFE® Advantage rider will terminate. The Account Value less any contingent deferred sales charge may be paid upon the death of the Secondary Life during the Access Period, if applicable. If there is no surviving life, then the Regular Income Payments will cease and this rider will terminate.
For a single life option, if the Annuitant dies during the Access Period, a Death Benefit will be paid and the Regular Income Payments will cease and this rider will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. The frequency of Regular Income Payments, the AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex (unless unisex rates are required by law) of the Annuitant and Secondary Life (if living);
•	the monthly Regular Income Payments;
•	the AIR of 4%; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Your Regular Income Payments are adjusted on an annual basis, and the total of the annual payment is transferred to Lincoln Life’s general account in January to be paid out monthly. During the Lifetime Income Period monies deposited to the general account will receive the then current crediting rate. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will vary on an annual basis for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable.
i4LIFE® Advantage Death Benefit
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available for qualified contracts during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other additional withdrawals (including withdrawals to provide the Guaranteed Income Benefit).
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force prior to that election. Regular Income Payments are deducted from the Death Benefit before any additional withdrawals when determining the Death Benefit.
The following example demonstrates the impact of a withdrawal on your Death Benefit:
Total Purchase Payments $200,000
Total i4LIFE® Advantage Regular Income Payments $25,000
Additional Withdrawal $15,000
Death Benefit value after i4LIFE® Advantage withdrawal = $200,000 – $25,000 = $175,000
Death Benefit value after additional withdrawal = $175,000 - $15,000 = $160,000
General Death Benefit Provisions. Following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
During the Access Period, if the single life option has been elected, then upon the death of the Annuitant, the Regular Income Payments will cease and this rider will terminate. If the joint life option has been elected, then upon the death of the Annuitant, the Secondary Life, if still surviving, as spouse and primary Beneficiary, may terminate the contract and this rider and receive full payment of the Death Benefit or elect to continue the contract and this rider and receive Regular Income Payments for his/her lifetime. Upon the death of the Secondary Life, the Annuitant if still surviving, may continue to receive Regular Income Payments for the remainder of the access period and for the Lifetime Income Period or may elect to terminate this rider. If neither the Annuitant nor the Secondary Life is still surviving, the Regular Income Payments will cease and this rider will terminate.
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The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with IRC Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to Lincoln Life of the death, Regular Income Payments may be suspended until the death claim is approved. If this rider is continued, upon approval of the death claim the excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time and a lump sum payment for the value of any suspended payments, as of the date the death claim is approved, will be made and the Regular Income Payments will restart. Otherwise, this rider terminates.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments will be reduced in the same proportion as the withdrawal reduces the Account Value. Withdrawals may have tax consequences. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit Payments:
i4LIFE® Advantage Regular Income Payment before Withdrawal $1,200
Guaranteed Income Benefit before Withdrawal $750
Account Value at time of Additional Withdrawal $150,000
Additional Withdrawal $15,000 (a 10% withdrawal)
Reduction in i4LIFE® Advantage Regular Income Payment for Withdrawal = $1,200 x 10% = $120
i4LIFE® Advantage Regular Income Payment after Withdrawal = $1,200 – $120 = $1,080
Reduction in Guaranteed Income Benefit for Withdrawal = $750 x 10% = $75
Guaranteed Income Benefit after Withdrawal = $750 – $75 = $675
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice and your contract will return to the accumulation phase. Upon termination, we will stop assessing the charge for i4LIFE® Advantage and assess the mortality and expense risk charge and administrative charge associated with the contract without this feature. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
Availability. The availability of i4LIFE® Advantage will depend upon your state’s approval of the i4LIFE® Advantage contract rider. Please check with your registered representative for availability.
Guaranteed Income Benefit with i4LIFE® Advantage for Qualified Contracts
The Guaranteed Income Benefit ensures that your Regular Income Payments will never be less than a minimum amount, adjusted for withdrawals, regardless of the actual investment performance of your contract. The Guaranteed Income Benefit is in effect during both the access period and the Lifetime Income Period.
The Guaranteed Income Benefit is initially equal to 75% of the initial Regular Income Payment. If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit. This additional amount will be withdrawn from the variable Subaccounts and the fixed account on a pro-rata basis according to your investment allocations. If your Account Value reaches zero as a result of the payment of the Guaranteed Income Benefit, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit.
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See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant, or Secondary Life, if applicable, is living.
The Guaranteed Income Benefit has an automatic step-up feature that works as follows: During the 15-year step-up period, the Guaranteed Income Benefit will automatically step-up every three years to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The 15-year period will run from the Periodic Income Commencement Date, or the date of the most recent reset of the 15-year step-up period. Each 3-year step-up occurs on the Valuation Date of the first Regular Income Payment in the first calendar year of each 3-year period. At the end of a 15-year step-up period, the Contractowner may continue with the current Guaranteed Income Benefit amount at the current fee with no further step-ups or alternatively elect a new 15-year step-up period by submitting a written request to the Home Office. If a new 15-year step-up period is elected, the i4LIFE® Advantage fee will be the current charge in effect at the time of the step-up election period. A new step-up period may be elected during the Access and Lifetime Income periods, but the new step-up period must be elected at or before the end of the previous step-up period or no new step-up period may be elected in the future. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln administer the election of a new 15-year step-up period for you. After Lincoln administers this election, you have 30 days to notify us if you wish to reverse the election. If a new 15-year step-up period is elected, the i4LIFE® Advantage charge may increase subject to the guaranteed maximum annual percentage charge of 1.50%.
The Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments or Guaranteed Income Benefit payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Advantage Provisions to see the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit.
If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years up to the maximum available) thereby reducing your Regular Income Payment, your Guaranteed Income Benefit will also be reduced. The Guaranteed Income Benefit will be reduced in proportion to the reduction in the Regular Income Payment. You may not shorten your Access Period.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law. (Please note the following exception: Contracts issued under qualified employee pension and profit-sharing trusts [described in Section 401(a) and tax exempt under Section 501(a) of the tax code] and qualified annuity plans [described in Section 403(a) of the tax code], including H.R. 10 trusts and plans covering self-employed individuals and their employees, provide for annuity payouts to start at the date and under the option specified in the plan.)
The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both. We may choose to make other annuity options available in the future.
You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two-Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two- thirds of the periodic payout made when both were alive.
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Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (See Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. This option provides fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable. The mortality and expense risk and administrative charge of 1.002% will be assessed on all variable Annuity Payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
General Information
The Annuity Commencement Date is usually on or before the Contractowner's 90th birthday. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
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•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission we pay to LFN is 9.00% of Purchase Payments. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission we pay to LFN is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.
We also pay for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. We pay commissions to all Selling Firms. The maximum commission we pay to Selling Firms, other than LFN, is 9.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission paid to Selling Firms is 4.25% of annuitized value and/or ongoing annual compensation of up to 0.75% of annuity value or statutory reserves.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2016 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of
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the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
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•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The annuity commencement date must not occur near the end of the annuitant’s life expectancy.
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the plan Participant’s specific circumstances (e.g., the Participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70 ½ or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the Participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the Participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70 ½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70 ½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
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The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-15 following the Tax Court’s decision in Bobrow v. Commissioner, T.C. Memo. 2014-21. In the Announcement, the IRS stated its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
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The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A contract canceled under this provision will be void. With respect to the fixed side of a contract, we will return Purchase Payments. With respect to the VAA, except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any account charge and any premium taxes which had been deducted. No surrender charge will apply. A purchaser who participates in the VAA is subject to the risk of a market loss during the free-look period.
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For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, in the manner specified above, except that we will return the greater of Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Restrictions Under the Texas Optional Retirement Program
Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
•	Termination of employment in all institutions of higher education as defined in Texas law;
•	Retirement; or
•	Death.
Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written confirmation of each transaction will be mailed to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You
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can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Special Arrangements
At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
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Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account C
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Multi-Fund® Select
Lincoln National Variable Annuity Account C

Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account C (Multi-Fund® Select).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340.
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Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth
2007	12.038	14.289	91
2008	14.289	7.432	139
2009	7.432	11.267	207
2010	11.267	13.228	225
2011	13.228	10.030	235
2012	10.030	11.245	254
2013	11.245	13.686	236
2014	13.686	14.200	246
2015	14.200	14.431	246
2016	14.431	14.162	240
AB VPS Growth and Income(1)
2004	10.082	11.133	6
2005	11.133	11.528	61
2006	11.528	13.352	117
2007	13.352	13.861	174
2008	13.861	8.138	243
2009	8.138	9.697	292
2010	9.697	10.829	342
2011	10.829	11.371	376
2012	11.371	13.199	396
2013	13.199	15.465	403
American Century VP Inflation Protection(2)
2009	9.967	10.599	60
2010	10.599	11.028	158
2011	11.028	12.201	323
2012	12.201	12.971	465
2013	N/A	N/A	N/A
American Funds Global Growth
2007	15.229	17.316	410
2008	17.316	10.562	636
2009	10.562	14.881	857
2010	14.881	16.463	984
2011	16.463	14.850	1,034
2012	14.850	18.020	1,101
2013	18.020	23.045	1,120
2014	23.045	23.343	1154
2015	23.343	24.714	1294
2016	24.714	24.619	1323
American Funds Growth
2007	13.993	15.564	2,532
2008	15.564	8.634	3,395
2009	8.634	11.916	4,349
2010	11.916	14.001	4,821
2011	14.001	13.269	5,092
2012	13.269	15.487	5,107
2013	15.487	19.948	5,066
2014	19.948	21.430	5060
2015	21.430	22.671	4986
2016	22.671	24.574	4920

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Growth-Income
2007	13.119	13.643	1,617
2008	13.643	8.395	2,224
2009	8.395	10.907	2,914
2010	10.907	12.032	3,315
2011	12.032	11.694	3,560
2012	11.694	13.602	3,660
2013	13.602	17.978	3,720
2014	17.978	19.691	3772
2015	19.691	19.778	3806
2016	19.778	21.837	3895
American Funds International
2007	16.619	19.748	1,152
2008	19.748	11.315	1,637
2009	11.315	16.028	2,116
2010	16.028	17.016	2,362
2011	17.016	14.493	2,503
2012	14.493	16.919	2,548
2013	16.919	20.374	2,534
2014	20.374	19.635	2514
2015	19.635	18.560	2510
2016	18.560	19.024	2493
BlackRock Global Allocation V.I.
2009	10.050	11.616	45
2010	11.616	12.622	285
2011	12.622	12.042	493
2012	12.042	13.110	659
2013	13.110	14.850	730
2014	14.850	14.986	802
2015	14.986	14.688	850
2016	14.688	15.095	822
Delaware VIP Diversified Income
2007	11.439	12.165	768
2008	12.165	11.454	1,082
2009	11.454	14.363	1,405
2010	14.363	15.338	1,711
2011	15.338	16.119	1,903
2012	16.119	17.056	2,044
2013	17.056	16.646	2,016
2014	16.646	17.301	2034
2015	17.301	16.899	2024
2016	16.899	17.280	2019
Delaware VIP High Yield
2007	11.412	11.586	170
2008	11.586	8.668	243
2009	8.668	12.757	377
2010	12.757	14.513	405
2011	14.513	14.703	476
2012	14.703	17.083	575
2013	17.083	18.431	626
2014	18.431	18.149	675
2015	18.149	16.733	667
2016	16.733	18.705	669
Delaware VIP REIT
2007	18.400	15.634	539
2008	15.634	10.017	668
2009	10.017	12.221	802
2010	12.221	15.319	888
2011	15.319	16.777	921
2012	16.777	19.368	916
2013	19.368	19.543	909
2014	19.543	24.983	960
2015	24.983	25.605	939
2016	25.605	26.774	961

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Small Cap Value
2007	15.022	13.855	1,021
2008	13.855	9.593	1,265
2009	9.593	12.495	1,541
2010	12.495	16.318	1,701
2011	16.318	15.898	1,744
2012	15.898	17.886	1,720
2013	17.886	23.581	1,704
2014	23.581	24.658	1671
2015	24.658	22.835	1629
2016	22.835	29.635	1649
Delaware VIP Smid Cap Growth(3)
2007	12.206	13.348	311
2008	13.348	7.022	401
2009	7.022	10.733	511
2010	12.822	14.524	602
2011	14.524	15.516	702
2012	15.516	17.006	744
2013	17.006	23.735	798
2014	23.735	24.174	758
2015	24.174	25.682	815
2016	25.682	27.464	846
Delaware VIP Value
2007	14.561	13.984	507
2008	13.984	9.197	646
2009	9.197	10.712	813
2010	10.712	12.231	896
2011	12.231	13.230	987
2012	13.230	14.989	1,095
2013	14.989	19.793	1,180
2014	19.793	22.280	1228
2015	22.280	21.917	1232
2016	21.917	24.805	1286
Deutsche Alternative Asset Allocation VIP
2009	10.005	11.534	6
2010	11.534	12.806	29
2011	12.806	12.284	67
2012	12.284	13.300	119
2013	13.300	13.266	136
2014	13.266	13.559	159
2015	13.559	12.546	149
2016	12.546	13.040	157
Deutsche Equity 500 Index VIP(1)
2004	9.881	11.081	12
2005	11.081	11.455	88
2006	11.455	13.070	193
2007	13.070	13.591	314
2008	13.591	8.431	469
2009	8.431	10.520	679
2010	10.520	11.927	875
2011	11.927	11.985	1,062
2012	11.985	13.695	1,168
2013	N/A	N/A	N/A
Deutsche Small Cap Index VIP(4)
2004	9.360	11.770	9
2005	11.770	12.118	56
2006	12.118	14.060	125
2007	14.060	13.619	189
2008	13.619	8.855	266
2009	8.855	11.070	339
2010	11.070	13.820	384
2011	13.820	13.056	400
2012	13.056	14.979	403
2013	14.979	20.511	1*

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Contrafund
2007	14.398	16.721	1,192
2008	16.721	9.487	1,717
2009	9.487	12.724	2,205
2010	12.724	14.729	2,489
2011	14.729	14.176	2,664
2012	14.176	16.300	2,810
2013	16.300	21.133	2,840
2014	21.133	23.361	2827
2015	23.361	23.224	2843
2016	23.224	24.770	2785
Fidelity VIP Growth
2007	11.670	14.634	147
2008	14.634	7.634	264
2009	7.634	9.672	342
2010	9.672	11.860	404
2011	11.860	11.738	474
2012	11.738	13.295	524
2013	13.295	17.900	567
2014	17.900	19.674	649
2015	19.674	20.822	721
2016	20.822	20.728	773
LVIP Baron Growth Opportunities(5)
2007	13.815	14.145	833
2008	14.145	8.523	1,046
2009	8.523	11.672	1,266
2010	11.672	14.605	1,361
2011	14.605	15.041	1,452
2012	15.041	17.608	1,420
2013	17.608	24.416	1,507
2014	24.416	25.346	1465
2015	25.346	23.896	1416
2016	23.896	24.976	1362
LVIP BlackRock Dividend Value Managed Volatility
2007	12.830	13.222	388
2008	13.222	8.053	462
2009	8.053	9.806	514
2010	9.806	11.421	546
2011	11.421	10.989	555
2012	10.989	12.694	570
2013	12.694	14.820	537
2014	14.820	15.146	530
2015	15.146	14.231	514
2016	14.231	15.734	488
LVIP BlackRock Emerging Markets Managed Volatility
2014	10.155	9.283	11
2015	9.283	7.792	35
2016	7.792	8.235	62
LVIP BlackRock Inflation Protected Bond
2012	10.071	10.243	21
2013	10.243	9.272	578
2014	9.272	9.444	623
2015	9.444	9.068	606
2016	9.068	9.276	635

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Blended Large Cap Growth Managed Volatility
2007	12.047	14.326	47
2008	14.326	8.372	78
2009	8.372	11.453	116
2010	11.453	12.595	117
2011	12.595	11.730	127
2012	11.730	13.483	141
2013	13.483	16.711	141
2014	16.711	17.386	151
2015	17.386	17.400	154
2016	17.400	16.958	146
LVIP Blended Mid Cap Managed Volatility
2014	9.922	10.131	7
2015	10.131	9.584	15
2016	9.584	9.679	16
LVIP Clarion Global Real Estate
2007	10.089	8.251	12
2008	8.251	4.723	55
2009	4.723	6.429	142
2010	6.429	7.490	225
2011	7.490	6.755	280
2012	6.755	8.318	340
2013	8.318	8.486	375
2014	8.486	9.544	431
2015	9.544	9.310	440
2016	9.310	9.304	458
LVIP Delaware Bond
2007	11.044	11.499	905
2008	11.499	11.013	1,142
2009	11.013	12.918	1,354
2010	12.918	13.828	1,601
2011	13.828	14.684	1,762
2012	14.684	15.444	1,822
2013	15.444	14.885	1,662
2014	14.885	15.563	1657
2015	15.563	15.413	1647
2016	15.413	15.621	1674
LVIP Delaware Diversified Floating Rate
2011	9.998	9.762	6
2012	9.762	10.047	17
2013	10.047	9.997	72
2014	9.997	9.934	93
2015	9.934	9.739	100
2016	9.739	9.835	107
LVIP Delaware Foundation Aggressive Allocation(6)
2007	13.636	14.325	108
2008	14.325	9.447	158
2009	9.447	12.313	192
2010	12.313	13.678	214
2011	13.678	13.235	243
2012	13.235	14.808	280
2013	14.808	17.583	346
2014	17.583	18.117	430
2015	18.117	17.654	547
2016	17.654	18.414	623

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Foundation Conservative Allocation(7)
2007	12.395	12.801	233
2008	12.801	9.224	280
2009	9.224	11.186	322
2010	11.186	12.198	358
2011	12.198	12.316	373
2012	12.316	13.456	404
2013	13.456	14.530	405
2014	14.530	15.048	439
2015	15.048	14.722	461
2016	14.722	15.224	448
LVIP Delaware Foundation Moderate Allocation
2009	10.156	11.777	2
2010	11.777	12.910	29
2011	12.910	12.784	82
2012	12.784	14.053	190
2013	14.053	15.854	330
2014	15.854	16.382	460
2015	16.382	15.993	575
2016	15.993	16.527	718
LVIP Delaware Social Awareness
2007	13.773	14.005	411
2008	14.005	9.063	578
2009	9.063	11.623	715
2010	11.623	12.793	767
2011	12.793	12.702	820
2012	12.702	14.447	863
2013	14.447	19.340	891
2014	19.340	21.980	930
2015	21.980	21.542	973
2016	21.542	22.663	989
LVIP Delaware Special Opportunities
2007	15.920	16.321	762
2008	16.321	10.203	962
2009	10.203	13.131	1,135
2010	13.131	16.923	1,239
2011	16.923	15.828	1,317
2012	15.828	17.948	1,313
2013	17.948	23.689	1,334
2014	23.689	25.154	1337
2015	25.154	24.881	1330
2016	24.881	29.556	1329
LVIP Dimensional U.S. Core Equity 1
2007	13.028	13.653	209
2008	13.653	8.651	252
2009	8.651	10.641	298
2010	10.641	11.856	313
2011	11.856	11.837	349
2012	11.837	13.467	370
2013	13.467	17.705	360
2014	17.705	19.769	383
2015	19.769	19.113	377
2016	19.113	21.573	391
LVIP Franklin Templeton Global Equity Managed Volatility
2014	9.997	9.482	4
2015	9.482	8.612	12
2016	8.612	8.711	21

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Global Conservative Allocation Managed Risk
2007	11.111	11.826	227
2008	11.826	9.524	437
2009	9.524	11.744	662
2010	11.744	12.816	828
2011	12.816	13.123	932
2012	13.123	14.227	961
2013	14.227	15.419	1,017
2014	15.419	16.095	1058
2015	16.095	15.578	1064
2016	15.578	16.156	961
LVIP Global Growth Allocation Managed Risk
2007	12.045	13.062	830
2008	13.062	8.589	1,412
2009	8.589	10.945	2,040
2010	10.945	12.182	2,457
2011	12.182	12.031	2,621
2012	12.031	12.969	2,778
2013	12.969	14.542	2,834
2014	14.542	14.859	2846
2015	14.859	14.132	2814
2016	14.132	14.619	2680
LVIP Global Income
2009	9.922	10.713	13
2010	10.713	11.605	55
2011	11.605	11.584	113
2012	11.584	12.321	152
2013	12.321	11.824	180
2014	11.824	11.904	213
2015	11.904	11.517	232
2016	11.517	11.432	236
LVIP Global Moderate Allocation Managed Risk
2007	11.627	12.547	837
2008	12.547	9.092	1,392
2009	9.092	11.497	1,924
2010	11.497	12.712	2,322
2011	12.712	12.700	2,468
2012	12.700	13.745	2,714
2013	13.745	15.184	2,869
2014	15.184	15.617	2926
2015	15.617	14.902	2952
2016	14.902	15.355	2747
LVIP Government Money Market
2007	10.484	10.867	233
2008	10.867	10.984	529
2009	10.984	10.883	613
2010	10.883	10.779	630
2011	10.779	10.675	699
2012	10.675	10.571	686
2013	10.571	10.469	685
2014	10.469	10.367	752
2015	10.367	10.266	733
2016	10.266	10.166	723
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2014	9.962	10.500	12
2015	10.500	9.567	30
2016	9.567	10.393	53

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2010
2007	10.060	10.476	1*
2008	10.476	7.872	45
2009	7.872	9.671	85
2010	9.671	10.646	131
2011	10.646	10.644	129
2012	10.644	11.410	136
2013	11.410	12.274	146
2014	12.274	12.701	131
2015	12.701	12.341	105
2016	12.341	12.728	119
LVIP Managed Risk Profile 2020
2007	9.992	10.321	16
2008	10.321	7.452	131
2009	7.452	9.248	309
2010	9.248	10.232	505
2011	10.232	10.125	619
2012	10.125	10.836	770
2013	10.836	11.892	894
2014	11.892	12.260	981
2015	12.260	11.839	1008
2016	11.839	12.214	1028
LVIP Managed Risk Profile 2030
2007	10.179	10.428	8
2008	10.428	7.129	140
2009	7.129	9.009	309
2010	9.009	10.012	502
2011	10.012	9.832	701
2012	9.832	10.477	936
2013	10.477	11.768	1,097
2014	11.768	12.104	1327
2015	12.104	11.636	1446
2016	11.636	11.918	1597
LVIP Managed Risk Profile 2040
2007	9.803	10.253	17
2008	10.253	6.526	125
2009	6.526	8.440	342
2010	8.440	9.474	547
2011	9.474	9.219	743
2012	9.219	9.753	961
2013	9.753	11.225	1,166
2014	11.225	11.470	1430
2015	11.470	10.963	1550
2016	10.963	11.239	1726
LVIP Managed Risk Profile 2050
2011	19.633	9.197	8
2012	9.197	9.629	43
2013	9.629	11.318	128
2014	11.318	11.506	267
2015	11.506	10.938	458
2016	10.938	11.278	683
LVIP Mondrian International Value
2007	17.461	19.225	540
2008	19.225	12.027	712
2009	12.027	14.398	876
2010	14.398	14.570	934
2011	14.570	13.782	988
2012	13.782	14.919	1,012
2013	14.919	17.953	1,021
2014	17.953	17.279	1057
2015	17.279	16.416	1090
2016	16.416	16.862	1072

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Bond Index
2009	9.918	10.294	11
2010	10.294	10.773	35
2011	10.773	11.427	68
2012	11.427	11.720	98
2013	11.720	11.277	88
2014	11.277	11.777	117
2015	11.777	11.660	165
2016	11.660	11.779	224
LVIP SSGA Emerging Markets 100
2009	10.357	14.243	47
2010	14.243	17.971	129
2011	17.971	15.096	200
2012	15.096	16.796	286
2013	16.796	16.117	358
2014	16.117	15.380	421
2015	15.380	12.600	481
2016	12.600	14.365	560
LVIP SSGA Global Tactical Allocation Managed Volatility(8)
2007	12.570	13.782	331
2008	13.782	8.103	713
2009	8.103	10.466	1,064
2010	10.466	11.240	1,258
2011	11.240	11.124	1,289
2012	11.124	12.211	1,330
2013	12.211	13.242	1,281
2014	13.242	13.596	1244
2015	13.596	12.552	1145
2016	12.552	13.093	1040
LVIP SSGA International Index
2009	10.339	12.443	5
2010	12.443	13.154	15
2011	13.154	11.383	30
2012	11.383	13.277	44
2013	13.277	15.865	84
2014	15.865	14.752	124
2015	14.752	14.391	143
2016	14.391	14.353	159
LVIP SSGA International Managed Volatility
2016	9.858	10.145	52
LVIP SSGA S&P 500 Index
2007	9.938	9.651	4
2008	9.651	5.987	65
2009	5.987	7.455	135
2010	7.455	8.447	217
2011	8.447	8.496	316
2012	8.496	9.703	423
2013	9.703	12.650	3,842
2014	12.650	14.170	4080
2015	14.170	14.157	4315
2016	14.157	15.625	4565
LVIP SSGA Small-Cap Index
2007	9.955	9.181	6
2008	9.181	5.986	23
2009	5.986	7.450	52
2010	7.450	9.284	98
2011	9.284	8.750	120
2012	8.750	10.015	130
2013	10.015	13.640	768
2014	13.640	14.100	774
2015	14.100	13.268	807
2016	13.268	15.813	842

	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Structured Mid-Cap Growth
2007	13.030	14.615	119
2008	14.615	8.259	156
2009	8.259	11.936	262
2010	11.936	15.133	329
2011	15.133	14.366	388
2012	14.366	16.500	413
2013	16.500	21.965	468
2014	21.965	24.204	520
2015	24.204	24.405	571
2016	24.405	25.922	596
LVIP Vanguard Domestic Equity ETF
2011	9.982	9.385	14
2012	9.385	10.674	41
2013	10.674	13.759	92
2014	13.759	15.247	157
2015	15.247	15.011	244
2016	15.011	16.623	381
LVIP Vanguard International Equity ETF
2011	10.022	8.374	7
2012	8.374	9.869	26
2013	9.869	11.183	64
2014	11.183	10.531	107
2015	10.531	10.094	175
2016	10.094	10.339	233
MFS VIT Utilities
2007	19.030	24.032	530
2008	24.032	14.797	802
2009	14.797	19.464	1,007
2010	19.464	21.874	1,105
2011	21.874	23.065	1,135
2012	23.065	25.852	1,161
2013	25.852	30.768	1,147
2014	30.768	34.259	1195
2015	34.259	28.912	1156
2016	28.912	31.839	1164
Neuberger Berman AMT Mid Cap Growth(1)
2004	9.404	11.591	8
2005	11.591	13.053	63
2006	13.053	14.821	154
2007	14.821	17.979	292
2008	17.979	10.080	411
2009	10.080	13.133	515
2010	13.133	16.785	578
2011	16.785	16.697	604
2012	16.697	18.582	600
2013	18.582	21.268	579
PIMCO VIT Total Return
2011	10.000	10.027	44
2012	10.027	10.879	214
2013	10.879	10.559	277
2014	10.559	10.901	355
2015	10.901	10.841	391
2016	10.841	11.021	462
*	The numbers of accumulation units less than 500 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(3) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(4) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSgA Small-Cap Index Fund Subaccount.

(5) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(6) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(7) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.
(8) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSgA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.

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Multi-Fund® Select
Lincoln National
Variable Annuity Account C  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Multi-Fund® Select prospectus of Lincoln National Variable Annuity Account C dated May 1, 2017. You may obtain a copy of the Multi-Fund® Select prospectus on request and without charge. Please write Multi-Fund® Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-454-6265.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Annuity Payouts	B-2
Determination of Accumulation and Annuity Unit Value	B-3
Capital Markets	B-3

This SAI is not a prospectus.
The date of this SAI is May 1, 2017.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln National Variable Annuity Account C as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $53,313,575, $51,243,052 and $52,627,712 to LFN and Selling Firms in 2014, 2015 and 2016 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.

In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet—An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life appear on the following pages.

The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 - $83,290; 2015 - $81,196)	$87,866	$84,072
Variable interest entities' fixed maturity securities (amortized cost: 2016 - $200; 2015 - $596)	200	598
Equity securities (cost: 2016 - $260; 2015 - $226)	275	237
Trading securities	1,624	1,762
Mortgage loans on real estate	9,761	8,513
Real estate	12	13
Policy loans	2,429	2,520
Derivative investments	900	1,485
Other investments	2,034	1,588
Total investments	105,101	100,788
Cash and invested cash	2,057	2,400
Deferred acquisition costs and value of business acquired	9,143	9,493
Premiums and fees receivable	428	379
Accrued investment income	1,029	1,034
Reinsurance recoverables	6,810	7,100
Reinsurance related embedded derivatives	58	95
Funds withheld reinsurance assets	623	635
Goodwill	2,273	2,273
Other assets	6,132	4,872
Separate account assets	128,397	123,619
Total assets	$262,051	$252,688

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$20,681	$19,893
Other contract holder funds	78,106	76,483
Short-term debt	280	90
Long-term debt	2,549	2,745
Funds withheld reinsurance liabilities	4,827	4,478
Deferred gain on business sold through reinsurance	67	144
Payables for collateral on investments	4,910	4,565
Variable interest entities' liabilities	-	4
Other liabilities	6,414	5,781
Separate account liabilities	128,397	123,619
Total liabilities	246,231	237,802

Contingencies and Commitments (See Note 14)

Stockholder's Equity
Common stock - 10,000,000 shares authorized, issued and outstanding	10,696	10,677
Retained earnings	3,342	3,118
Accumulated other comprehensive income (loss)	1,782	1,091
Total stockholder's equity	15,820	14,886
Total liabilities and stockholder's equity	$262,051	$252,688

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$2,579	$2,825	$2,371
Fee income	5,171	4,960	4,608
Net investment income	4,631	4,611	4,648
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(141)	(75)	(25)
Portion of loss recognized in other comprehensive income	41	25	10
Net other-than-temporary impairment losses on securities recognized in earnings	(100)	(50)	(15)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(410)	(172)	(509)
Total realized gain (loss)	(510)	(222)	(524)
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	403	440	867
Total revenues	12,343	12,683	12,039
Expenses
Interest credited	2,527	2,472	2,492
Benefits	4,247	4,529	4,354
Commissions and other expenses	4,005	4,109	3,876
Interest and debt expense	116	105	103
Strategic digitization expense	8	-	-
Total expenses	10,903	11,215	10,825
Income (loss) before taxes	1,440	1,468	1,214
Federal income tax expense (benefit)	267	295	220
Net income (loss)	1,173	1,173	994
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	692	(2,090)	1,752
Funded status of employee benefit plans	(1)	2	(3)
Total other comprehensive income (loss), net of tax	691	(2,088)	1,749
Comprehensive income (loss)	$1,864	$(915)	$2,743

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$10,677	$10,652	$10,636
Stock compensation/issued for benefit plans	19	25	16
Balance as of end-of-year	10,696	10,677	10,652

Retained Earnings
Balance as of beginning-of-year	3,118	3,066	2,778
Net income (loss)	1,173	1,173	994
Dividends declared	(949)	(1,121)	(706)
Balance as of end-of-year	3,342	3,118	3,066

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,091	3,179	1,430
Other comprehensive income (loss), net of tax	691	(2,088)	1,749
Balance as of end-of-year	1,782	1,091	3,179
Total stockholder's equity as of end-of-year	$15,820	$14,886	$16,897

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$1,173	$1,173	$994
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	55	(176)	(535)
Trading securities purchases, sales and maturities, net	165	143	310
Change in premiums and fees receivable	(49)	101	(56)
Change in accrued investment income	8	(18)	(14)
Change in future contract benefits and other contract holder funds	(2,036)	868	1,407
Change in reinsurance related assets and liabilities	542	(1,060)	(960)
Change in federal income tax accruals	146	170	48
Realized (gain) loss	511	222	524
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	-	422
Change in cash management agreement investment	(66)	351	329
Other	262	45	249
Net cash provided by (used in) operating activities	642	1,750	2,649

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(10,791)	(8,858)	(8,306)
Sales of available-for-sale securities	3,076	1,329	1,120
Maturities of available-for-sale securities	5,290	4,265	4,984
Purchases of alternative investments	(302)	(324)	(370)
Sales and repayments of alternative investments	238	177	238
Issuance of mortgage loans on real estate	(2,127)	(1,944)	(1,319)
Repayment and maturities of mortgage loans on real estate	877	816	958
Issuance and repayment of policy loans, net	91	125	6
Net change in collateral on investments and derivatives	435	638	1,476
Proceeds (outflows) from business ceded, recaptured and novated	-	-	(3)
Proceeds from sale of subsidiary/business	-	75	-
Other	(99)	(78)	(227)
Net cash provided by (used in) investing activities	(3,312)	(3,779)	(1,443)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(250)	(4)	-
Issuance (decrease) in short-term debt	190	88	(49)
Proceeds from sales leaseback transaction	85	47	83
Deposits of fixed account values, including the fixed portion of variable	10,030	10,745	10,363
Withdrawals of fixed account values, including the fixed portion of variable	(5,449)	(6,062)	(5,775)
Transfers to and from separate accounts, net	(1,308)	(2,474)	(2,509)
Common stock issued for benefit plans and excess tax benefits	(22)	(14)	(19)
Dividends paid to common stockholders	(949)	(1,121)	(706)
Net cash provided by (used in) financing activities	2,327	1,205	1,388

Net increase (decrease) in cash and invested cash	(343)	(824)	2,594
Cash and invested cash as of beginning-of-year	2,400	3,224	630
Cash and invested cash as of end-of-year	$2,057	$2,400	$3,224

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC's wholesaling and retailing business units, respectively.  LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP").  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Consolidated Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder's equity for the prior years.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment ("OTTI") and asset valuation allowances, deferred acquisition costs ("DAC"),  value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk ("NPR"), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price").  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC"),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

•

Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities - Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities ("ABS") - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").

•

State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•

Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities - Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan's estimated value is based on:  the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property's net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement."  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking").  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit ("GLB") reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $59 million, $67 million and $64 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

During 2016, we began an enterprise-wide digitization initiative that intends to significantly enhance our customer experience and provide operation efficiencies over time to meet evolving consumer preferences and marketplace shifts.  Expenses associated with this digitization initiative are reported within strategic digitization expense on our Consolidated Statements of Comprehensive Income (Loss).

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changed the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity's operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.

		October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media Company ("LFM") in the fourth quarter of 2014. For more information regarding our sale of LFM, see Note 3.
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard addresses consolidation accounting guidance related to limited partnerships, limited liability companies and securitization structures.  The new standard includes changes to existing consolidation models that eliminates the presumption that a general partner should consolidate a limited partnership, clarifies when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduces the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.

January 1, 2016

The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.  We have provided additional financial statement disclosures related to our limited partnerships in Note 5.

ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity's (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting these debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee's shares at the maximum statutory tax rate in the employee's applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services - Insurance ("Topic 944").  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Consolidated Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

We hold equity securities classified as AFS securities that are currently measured at fair value with changes in fair value recognized through OCI.  Upon adoption of this ASU, we will be required to recognize changes in fair value of our equity securities through net income.  See Note 6 for details regarding our equity securities currently classified as AFS securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Consolidated Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  The ASU may be adopted prospectively or through a modified retrospective approach.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard's contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 6).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity's statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Consolidated Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit's fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. ("Entercom Parent") and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL

("SUL") business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note ("CLN") structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2016:

Amount and Date of Issuance
$200
April
2007
Original attachment point (subordination)	2.05%
Current attachment point (subordination)	1.48%
Maturity	3/20/2017
Current rating of tranche	BB
Current rating of underlying reference obligations	AAA - CCC
Number of defaults in underlying reference obligations	2
Number of entities	99
Number of countries	21

As of December 2016, our $400 million CLN matured, and we no longer reflect the assets and liabilities associated with the VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).  We did not incur any principal losses under the CLN structure, and we no longer have any exposure to losses related to this VIE.

There has been no event of default on the remaining CLN.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structure's underlying reference portfolios by industry and rating as of December 31, 2016:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	3.0%	7.1%	2.0%	0.0%	0.0%	0.0%	12.1%
Telecommunications	0.0%	1.0%	2.0%	3.1%	1.0%	0.0%	0.0%	7.1%
Oil and gas	1.0%	3.0%	0.0%	5.1%	1.0%	1.0%	0.0%	11.1%
Utilities	0.0%	0.0%	3.0%	4.1%	0.0%	0.0%	0.0%	7.1%
Chemicals and plastics	0.0%	0.0%	3.1%	1.0%	1.0%	0.0%	0.0%	5.1%
Drugs	1.0%	0.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Retailers (except food
and drug)	0.0%	0.0%	3.0%	1.0%	0.0%	0.0%	0.0%	4.0%
Industrial equipment	0.0%	0.0%	3.1%	2.0%	0.0%	0.0%	0.0%	5.1%
Sovereign	0.0%	2.1%	3.0%	2.0%	1.0%	0.0%	0.0%	8.1%
Conglomerates	0.0%	1.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Forest products	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	1.0%
Other	0.0%	1.0%	9.1%	12.1%	8.1%	2.0%	1.0%	33.3%
Total	2.0%	11.1%	37.4%	32.4%	13.1%	3.0%	1.0%	100.0%

Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2016			As of December 31, 2015
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$200	N/A	$-	$598
Credit default swaps	1	200	-	-	-	-
Total assets	1	$200	$200	-	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	-	$-	$-	2	$600	$4
Contingent forwards	1	-	-	2	-	-
Total liabilities (2)	1	$-	$-	4	$600	$4

(1)	Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2016.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2016	2015
Non-Qualifying Hedges
Credit default swaps	$4	$9
Contingent forwards	-	-
Total non-qualifying hedges (1)	$4	$9

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $474 million as of December 31, 2016, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

Limited Partnerships and Limited Liability Companies

We invest in certain limited partnerships ("LPs") and limited liability companies ("LLCs"), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs, as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.3 billion and $1.2 billion as of December 31, 2016 and 2015, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $37 million and $47 million as of December 31, 2016 and 2015, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million and less than $1 million for the years ended December 31, 2016 and 2015, respectively.  Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2016.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs' fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs' fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,920	$2,961
Due after one year through five years	18,077	18,978
Due after five years through ten years	17,694	18,022
Due after ten years	39,184	42,364
Subtotal	77,875	82,325
Structured securities (ABS, MBS, CLOs)	5,615	5,741
Total fixed maturity AFS securities	$83,490	$88,066

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

For information regarding our investments in VIEs, see Note 5.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $951 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$363	$360	$378
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	83	19	4
Credit losses on securities for which an OTTI was previously recognized	16	15	15
Decreases attributable to:
Securities sold, paid down or matured	(51)	(31)	(37)
Balance as of end-of-year	$411	$363	$360

During 2016, 2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2016	2015
Fixed maturity securities:
Corporate bonds	$1,275	$1,328
ABS	19	25
U.S. government bonds	164	221
Foreign government bonds	23	24
RMBS	95	102
CMBS	2	4
CLOs	6	10
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	31
Total trading securities	$1,624	$1,762

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2016, 2015 and 2014, was $(3) million, $(96) million and $40 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 20% and 21%, respectively, and Texas, which accounted for 11% and 10%, respectively, of mortgage loans on real estate as of December 31, 2016 and 2015.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2016	2015
Current	$9,762	$8,512
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Unamortized premium (discount)	1	3
Total carrying value	$9,761	$8,513

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2016	2015
Number of impaired mortgage loans on real estate	2	2

Principal balance of impaired mortgage loans on real estate	$7	$8
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Carrying value of impaired mortgage loans on real estate	$5	$6

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2016	2015	2014
Balance as of beginning-of-year	$2	$3	$3
Additions	-	-	-
Charge-offs, net of recoveries	-	(1)	-
Balance as of end-of-year	$2	$2	$3

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Average carrying value for impaired mortgage loans on real estate	$6	$17	$24
Interest income recognized on impaired mortgage loans on real estate	-	1	2
Interest income collected on impaired mortgage loans on real estate	-	1	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$8,604	88.1%	2.16	$7,591	89.2%	2.07
65% to 74%	1,009	10.3%	1.87	650	7.6%	1.60
75% to 100%	143	1.5%	0.86	266	3.1%	0.80
Greater than 100%	5	0.1%	1.04	6	0.1%	1.05
Total mortgage loans on real estate	$9,761	100.0%		$8,513	100.0%

Alternative Investments

As of December 31, 2016 and 2015, alternative investments included investments in 202 and 190 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$4,019	$3,981	$3,937
Equity AFS securities	11	9	9
Trading securities	94	102	119
Mortgage loans on real estate	413	385	367
Real estate	1	1	3
Policy loans	139	150	153
Invested cash	12	3	1
Commercial mortgage loan prepayment and bond make-whole premiums	115	98	132
Alternative investments	75	88	130
Consent fees	5	5	2
Other investments	4	6	(2)
Investment income	4,888	4,828	4,851
Investment expense	(257)	(217)	(203)
Net investment income	$4,631	$4,611	$4,648

Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities: (1)
Gross gains	$65	$41	$37
Gross losses	(227)	(94)	(28)
Equity AFS securities:
Gross gains	8	3	5
Gross losses	(1)	-	-
Gain (loss) on other investments	(62)	(7)	4
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(24)	(26)	(31)
Total realized gain (loss) related to certain investments, pre-tax	$(241)	$(83)	$(13)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(80)	$(42)	$(1)
ABS	(5)	(6)	(10)
RMBS	(10)	(7)	(7)
CMBS	(1)	(1)	(1)
State and municipal bonds	(3)	-	-
Total fixed maturity securities	(99)	(56)	(19)
Equity securities	(1)	-	-
Gross OTTI recognized in net income (loss)	(100)	(56)	(19)
Associated amortization of DAC, VOBA, DSI and DFEL	-	6	4
Net OTTI recognized in net income (loss), pre-tax	$(100)	$(50)	$(15)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$53	$29	$11
Change in DAC, VOBA, DSI and DFEL	(12)	(4)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$41	$25	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2016 and 2015, 95% and 96%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.7 billion and $3.6 billion, respectively, and a fair value of $3.6 billion and $3.2 billion, respectively.  As of December 31, 2016 and 2015, 96% and 95%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our ABS portfolio rated below investment grade had an amortized cost of $87 million and $104 million, respectively, and a fair value of $73 million and $89 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2016 and 2015, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$813	$813	$1,294	$1,294
Securities pledged under securities lending agreements (2)	217	209	242	231
Securities pledged under repurchase agreements (3)	530	555	674	706
Investments pledged for Federal Home Loan Bank of
Indianapolis ("FHLBI") (4)	3,350	4,947	2,355	3,391
Total payables for collateral on investments	$4,910	$6,524	$4,565	$5,622

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2016	2015	2014
Collateral payable for derivative investments	$(481)	$(283)	$1,313
Securities pledged under securities lending agreements	(25)	38	20
Securities pledged under repurchase agreements	(144)	69	75
Securities pledged for Term Asset-Backed Securities Loan Facility	-	-	(36)
Investments pledged for FHLBI	995	430	74
Total increase (decrease) in payables for collateral on investments	$345	$254	$1,446

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$-	$-
Corporate bonds	-	-	384	146	530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total secured borrowings	$217	$-	$384	$146	$747

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Foreign government bonds	-	-	-	-	-
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2016, the fair value of all collateral received that we are permitted to sell or re-pledge was $171 million.  As of December 31, 2016, we have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2016, our investment commitments were $1.2 billion, which included $741 million of LPs, $183 million of private placement securities and $259 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.5 billion and $1.7 billion, respectively, or 1% and 2% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.1 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $13.0 billion and $11.7 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the utilities industry with a fair value of $12.8 billion and $12.3 billion, respectively, or 12% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $67 million and $66 million as of December 31, 2016 and 2015, respectively.

7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified rate of exchange.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life ("IUL") contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® ("S&P 500").  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps - Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps - Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves").  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,089	$68	$77	$1,474	$192	$29
Foreign currency contracts (1)	1,177	153	10	910	84	2
Total cash flow hedges	3,266	221	87	2,384	276	31
Fair value hedges:
Interest rate contracts (1)	637	-	182	654	-	198
Non-Qualifying Hedges
Interest rate contracts (1)	70,290	985	701	71,899	1,087	330
Foreign currency contracts (1)	14	-	-	74	-	-
Equity market contracts (1)	28,142	542	616	27,712	680	269
Credit contracts (2)	66	-	-	103	-	9
Embedded derivatives:
GLB reserves (3)	-	371	-	-	952	-
GLB reserves (2)	-	-	371	-	-	952
Reinsurance related (4)	-	58	-	-	95	-
Indexed annuity and IUL contracts (5)	-	-	1,139	-	-	1,100
Total derivative instruments	$102,415	$2,177	$3,096	$102,826	$3,090	$2,889

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2016
	Less Than	1 - 5	6 - 10	11 - 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,102	$25,280	$23,164	$13,470	$-	$73,016
Foreign currency contracts (2)	50	109	346	686	-	1,191
Equity market contracts	15,751	9,369	1,872	17	1,133	28,142
Credit contracts	50	16	-	-	-	66
Total derivative instruments
with notional amounts	$26,953	$34,774	$25,382	$14,173	$1,133	$102,415

(1)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 2046.
(2)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(165)	(202)	78
Foreign currency contracts	(10)	17	36
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	5	(190)	(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$5	$8	$(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Total cash flow hedges	24	14	(22)
Fair value hedges:
Interest rate contracts (1)	(28)	(30)	-
Interest rate contracts (2)	16	(198)	-
Total fair value hedges	(12)	(228)	-
Non-Qualifying Hedges
Interest rate contracts (2)	181	304	1,304
Foreign currency contracts (2)	(14)	(11)	(8)
Equity market contracts (2)	(1,253)	(118)	(215)
Equity market contracts (3)	12	1	11
Credit contracts (2)	(5)	(6)	(1)
Embedded derivatives:
Other assets - GLB reserves (2)	(581)	778	1,391
Other liabilities - GLB reserves (2)	581	(778)	(1,391)
Reinsurance related (2)	(57)	221	(242)
Indexed annuity and IUL contracts (2)	(120)	(57)	(210)
Total derivative instruments	$(1,244)	$120	$617

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Offset to net investment income	$16	14	(22)
Offset to realized gain (loss)	8	-	-

As of December 31, 2016, $21 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2016 and 2015, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2016
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
3/20/2017 (3)	(4)	(5)	BBB+	2	$-	$40
				2	$-	$40

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2016	2015
Maximum potential payout	$40	$103
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$40	$103

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post less than $1 million of collateral as of December 31, 2016.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2016, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2016, our exposure was $5 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2016		As of December 31, 2015
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$53	$(32)	$92	$-
A+	10	(217)	67	-
A	394	(335)	791	(107)
A-	67	-	11	-
BBB+	289	-	333	-
	$813	$(584)	$1,294	$(107)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$25	$71	$104
Deferred	242	224	116
Federal income tax expense (benefit)	$267	$295	$220

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$504	$514	$425
Effect of:
Tax-preferred investment income	(196)	(192)	(174)
Tax credits	(28)	(26)	(24)
Change in uncertain tax positions	(11)	1	(12)
Excess tax benefits from share-based
compensation	(4)	-	-
Other items	2	(2)	5
Federal income tax expense (benefit)	$267	$295	$220
Effective tax rate	19%	20%	18%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The tax preferred investment income relates primarily to the separate account dividends-received deduction.  The separate account dividends-received deduction benefit was $175 million, $188 million and $158 million for the years ended December 31, 2016, 2015 and 2014.  Tax benefits for uncertain tax positions for the year ended December 31, 2016, are primarily attributable to the release of reserves associated with prior tax years that closed during 2016.  A tax benefit was also recorded for the year ended December 31, 2016, in association with the early adoption of ASU 2016-09, Improvements to Employee-Based Payment Accounting.  For more information, see Note 2.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$164	$104
Deferred	(3,062)	(2,422)
Total federal income tax asset (liability)	$(2,898)	$(2,318)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Future contract benefits and other contract holder funds	$986	$960
Deferred gain on business sold through reinsurance	-	30
Reinsurance related embedded derivative asset	-	25
Compensation and benefit plans	187	186
Tax credits	85	33
Other	19	172
Total deferred tax assets	1,277	1,406
Deferred Tax Liabilities
DAC	2,038	2,147
VOBA	306	306
Net unrealized gain on AFS securities	1,596	1,084
Net unrealized gain on trading securities	65	67
Intangibles	20	7
Investment activity	125	183
Deferred gain on business sold through reinsurance	51	-
Reinsurance related embedded derivative asset	20	-
Other	118	34
Total deferred tax liabilities	4,339	3,828
Net deferred tax asset (liability)	$(3,062)	$(2,422)

As of December 31, 2016, we had $85 million of alternative minimum tax credits that are not subject to expiration.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, $1 million and $10 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2016	2015
Balance as of beginning-of-year	$10	$10
Increases for current year tax positions	1	-
Decreases for expiring statutes	(10)	-
Balance as of end-of-year	$1	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016, 2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, $1 million and $(12) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2016 and 2015, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$8,620	$7,527	$7,690
Business acquired (sold) through reinsurance	-	38	(20)
Deferrals	1,339	1,483	1,525
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(879)	(813)	(956)
Unlocking	(276)	(232)	18
Adjustment related to realized (gains) losses	(51)	(44)	(58)
Adjustment related to unrealized (gains) losses	(484)	661	(672)
Balance as of end-of-year	$8,269	$8,620	$7,527

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$873	$628	$1,169
Business acquired (sold) through reinsurance	-	(22)	2
Deferrals	3	8	9
Amortization:
Amortization, excluding unlocking	(105)	(128)	(185)
Unlocking	36	(82)	(21)
Accretion of interest (1)	52	56	64
Adjustment related to realized (gains) losses	(2)	(1)	(1)
Adjustment related to unrealized (gains) losses	17	414	(409)
Balance as of end-of-year	$874	$873	$628

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$60
2018	59
2019	69
2020	73
2021	73

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$301	$285	$310
Deferrals	25	29	13
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(33)	(37)
Unlocking	(2)	2	2
Adjustment related to realized (gains) losses	(2)	(1)	(3)
Adjustment related to unrealized (gains) losses	(1)	19	-
Balance as of end-of-year	$293	$301	$285

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$1,923	$1,365	$1,899
Business acquired (sold) through reinsurance	-	-	(2)
Deferrals	628	537	400
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(345)	(299)	(326)
Unlocking	(63)	(66)	(50)
Adjustment related to realized (gains) losses	(11)	(8)	(8)
Adjustment related to unrealized (gains) losses	(277)	394	(548)
Balance as of end-of-year	$1,855	$1,923	$1,365

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$9,373	$9,354	$8,880
Reinsurance assumed	105	83	16
Reinsurance ceded	(1,728)	(1,652)	(1,917)
Total insurance premiums and fee income	$7,750	$7,785	$6,979

Direct insurance benefits	$6,112	$6,304	$5,970
Reinsurance recoveries netted against benefits	(1,865)	(1,775)	(1,616)
Total benefits	$4,247	$4,529	$4,354

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 36% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $584 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.8 billion and $7.1 billion as of December 31, 2016 and 2015, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.2 billion and $2.4 billion as of December 31, 2016 and 2015, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2016, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2016, included $495 million and $47 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2016, 2015 and 2014, respectively.  The deferred gain on business sold through reinsurance will be substantially amortized during the first quarter of 2017.

11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$43	$100	$39
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$43	$105	$39

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2016, was as follows:

2017	$4
2018	4
2019	4
2020	4
2021	4
Thereafter	37

12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$87,707	$85,345
Net amount at risk (2)	824	1,201
Average attained age of contract holders	63 years	63 years

Minimum Return
Total account value	$105	$111
Net amount at risk (2)	22	24
Average attained age of contract holders	75 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,605	$24,659
Net amount at risk (2)	782	1,345
Average attained age of contract holders	69 years	69 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$115	$89	$73
Changes in reserves	34	52	34
Benefits paid	(39)	(26)	(18)
Balance as of end-of-year	$110	$115	$89

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$50,337	$46,668
International equity	16,714	17,686
Bonds	26,318	25,386
Money market	11,477	12,488
Total	$104,846	$102,228

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2016 and 2015.    UL and VUL products with secondary guarantees represented 33% of total sales for the years ended December 31, 2016 and 2015, and 39% for the year ended December 31, 2014.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2016	2015
Short-Term Debt
Short-term debt (1)	$280	$90

Long-Term Debt, Excluding Current Portion
LIBOR + 3 bps loan, due 2017	$-	$250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	533	479
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,549	2,495
Total long-term debt	$2,549	$2,745

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2016, were as follows:

2017	$-
2018	-
2019	-
2020	-
2021	-
Thereafter	2,549
Total	$2,549

We prepaid the $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017, in December 2016.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate ("LIBOR") + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the "Commissioner"), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2016, was $533 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2016, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing cost of insurance provisions that are similar to those of Plaintiff's policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York  and Voya Retirement Insurance and Annuity Company ("Voya"), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff's policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff's policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Central District of California, No. 2:17-cv-00817, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now Lincoln).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future filed cases in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson Pilot (now Lincoln). Plaintiffs allege that LNL breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.  In 2016, we renegotiated this lease with a new term expiring in 2028.  During 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.

Total rental expense on operating leases for the years ended December 31, 2016, 2015 and 2014, was $37 million, $35 million and $38 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2016, were as follows:

2017	$36
2018	34
2019	31
2020	25
2021	21
Thereafter	61
Total	$208

Capital Leases

In December 2016 and 2015, we entered into sale-leaseback transactions on $85 million and $47 million, respectively,  (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets' remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2016 and 2015, was $92 million and $64 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2016, were as follows:

2017	$5
2018	5
2019	87
2020	50
2021	60
Thereafter	27
Total minimum lease payments	234
Less: Amount representing interest	20
Present value of minimum lease payments	$214

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 21%, 18% and 20% of Annuities' variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented approximately 41%, 42% and 44% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM ("AFIS") funds.  For the Annuities segment, AFIS funds accounted for 23%, 20% and 22% of variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented 47%, 48% and 50% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(10) million and $(17) million as of December 31, 2016 and 2015, respectively.

15.  Shares and Stockholder's Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$934	$3,054	$1,453
Unrealized holding gains (losses) arising during the year	1,549	(4,386)	3,745
Change in foreign currency exchange rate adjustment	(100)	(45)	(47)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(460)	1,293	(1,252)
Income tax benefit (expense)	(351)	1,095	(857)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(155)	147	14
Associated amortization of DAC, VOBA, DSI and DFEL	(22)	(28)	(32)
Income tax benefit (expense)	62	(42)	6
Balance as of end-of-year	$1,687	$934	$3,054
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$19	$(10)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(53)	(29)	(11)
Change in DAC, VOBA, DSI and DFEL	12	4	1
Income tax benefit (expense)	14	8	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	51	43	61
Change in DAC, VOBA, DSI and DFEL	(7)	(17)	(6)
Income tax benefit (expense)	(15)	(9)	(19)
Balance as of end-of-year	$22	$19	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Unrealized holding gains (losses) arising during the year	(175)	(185)	114
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	24	(184)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(19)	$(21)	$(18)
Adjustment arising during the year	(2)	3	(5)
Income tax benefit (expense)	1	(1)	2
Balance as of end-of-year	$(20)	$(19)	$(21)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(155)	$147	$14	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(22)	(28)	(32)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(177)	119	(18)	operations before taxes
Income tax benefit (expense)	62	(42)	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(115)	$77	$(12)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$3	$2	$61	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(6)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	3	2	55	operations before taxes
Income tax benefit (expense)	-	-	(19)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$2	$36	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$5	$(190)	$(22)	Net investment income
Interest rate contracts	1	-	-	Total realized gain (loss)
Foreign currency contracts	11	6	-	Net investment income
Foreign currency contracts	7	-	-	Total realized gain (loss)
Total gross reclassifications	24	(184)	(22)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	2	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	22	(182)	(21)	operations before taxes
Income tax benefit (expense)	(8)	64	7	Federal income tax expense (benefit)
Reclassification, net of income tax	$14	$(118)	$(14)	Net income (loss)

16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(241)	$(83)	$(13)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(66)	123	(250)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(1)	(78)	(35)
Associated amortization of DAC, VOBA, DSI and DFEL	(4)	14	6
Variable annuity net derivatives results: (4)
Gross gain (loss)	(166)	(161)	(150)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(34)	(36)
Realized gain (loss) on sale of subsidiaries/businesses (5)	-	(3)	(46)
Total realized gain (loss)	$(510)	$(222)	$(524)

(1)	See "Realized Gain (Loss) Related to Certain Investments" section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See "LFM" in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$1,927	$2,082	$2,100
General and administrative expenses	1,623	1,683	1,582
Expenses associated with reserve financing and unrelated LOCs	40	32	31
DAC and VOBA deferrals and interest, net of amortization	(170)	(292)	(454)
Broker-dealer expenses	320	329	302
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	28	60
Taxes, licenses and fees	261	243	251
Total	$4,005	$4,109	$3,876

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2017.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million during 2016, 2015 and 2014.  In 2017, we expect to make benefit payments of approximately $12 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2016	2015	2016	2015

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$117	$124	$7	$7
Projected benefit obligation	117	117	11	15
Funded status of plan	$-	$7	$(4)	$(8)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$2	$9	$-	$-
Other liabilities	(2)	(2)	(4)	(8)
Net amount recognized	$-	$7	$(4)	$(8)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	5.50%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2016, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans' assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2016	2015

Fixed maturity securities:
Corporate bonds	$21	$25
U.S. government bonds	93	94
Cash and invested cash	2	5
Other investments	8	7
Total	$124	$131

See "Fair Value Measurement" in Note 1 for discussion on how we categorize our pension plans' assets into the three-level fair value hierarchy.  See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurement of our pension plans' assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $9 million, $30 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $83 million, $79 million and $75 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  Our expense for these plans was $22 million, $12 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2016	2015
Total liabilities (1)	$440	$417
Investments dedicated to fund liabilities (2)	159	151

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs") and restricted stock units ("RSUs").  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stock options	$9	$7	$9
Performance shares	10	11	12
SARs	3	-	2
RSUs	22	21	15
Total	$44	$39	$38

Recognized tax benefit	$15	$14	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South

Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance

Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2016	2015
U.S. capital and surplus	$8,017	$7,614

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$1,088	$583	$1,170
U.S. net income (loss)	982	786	1,401
U.S. dividends to LNC holding company	950	1,121	705

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2016 and 2015.  The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 ("AG48").

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$79	$109
Calculation of reserves using continuous CARVM	-	(1)
Conservative valuation rate on certain annuities	(49)	(43)
Vermont Subsidiaries Permitted Practice
Lesser of LOC and XXX additional reserve as surplus (1)	2,855	2,835

(1)The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY. Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company's RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL's subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $745 million in 2017 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$87,866	$87,866	$84,072	$84,072
VIEs' fixed maturity securities	200	200	598	598
Equity securities	275	275	237	237
Trading securities	1,624	1,624	1,762	1,762
Mortgage loans on real estate	9,761	9,719	8,513	8,762
Derivative investments (1)	900	900	1,486	1,486
Other investments	2,034	2,034	1,588	1,588
Cash and invested cash	2,057	2,057	2,400	2,400
Reinsurance related embedded derivatives	58	58	95	95
Other assets - reinsurance recoverable	371	371	952	952
Separate account assets	128,397	128,397	123,619	123,619

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(1,139)	(1,139)	(1,100)	(1,100)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(629)	(629)	(687)	(687)
Account values of certain investment contracts	(31,475)	(35,647)	(30,346)	(34,567)
Short-term debt	(280)	(280)	(90)	(90)
Long-term debt	(2,549)	(2,739)	(2,745)	(2,662)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	(738)	(738)	(271)	(271)
GLB reserves embedded derivatives (2)	(371)	(371)	(952)	(952)

Benefit Plans' Assets (3)	124	124	131	131

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs' fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets - reinsurance recoverable	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB reserves embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans' Assets	$-	$124	$-	$124

	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs' fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets - reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans' Assets	$-	$131	$-	$131

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets - reinsurance recoverable (5)	952	(581)	-	-	-	371
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,100)	(120)	-	81	-	(1,139)
VIEs' liabilities - derivative instruments (6)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (6)	(9)	(6)	-	15	-	-
GLB reserves embedded derivatives (5)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets - reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs' liabilities - derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (6)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets: (5)
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs' liabilities - derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (6)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities - credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Derivative investments	$(432)	$(102)	$(15)
Embedded derivatives:
Indexed annuity and IUL contracts	(16)	(84)	(37)
Other assets - GLB reserves	1,122	(244)	(678)
Other liabilities - GLB reserves	(1,122)	244	678
VIEs' liabilities - derivative instruments	4	9	14
Credit default swaps	-	(6)	(1)
Total, net (1)	$(444)	$(183)	$(39)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets - GLB reserves embedded derivatives	20	-	20
Other liabilities - GLB reserves embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities' observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,780	Discounted cash flow	Liquidity/duration adjustment (1)	0.9%	-	20.4%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Foreign government bonds	76	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	5.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS securities	26	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.1%
Other assets - reinsurance
recoverable	371	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits - indexed
annuity and IUL contracts
embedded derivatives	$(1,139)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities - GLB reserves
embedded derivatives	(371)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset - An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives - Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see "Summary of Significant Accounting Policies" above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$3,710	$3,815	$3,450
Retirement Plan Services	1,092	1,090	1,081
Life Insurance	5,798	5,484	5,343
Group Protection	2,129	2,356	2,445
Other Operations	301	335	406
Excluded realized gain (loss), pre-tax	(690)	(400)	(689)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,343	$12,683	$12,039

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$971	$1,032	$901
Retirement Plan Services	121	134	154
Life Insurance	464	296	373
Group Protection	65	42	23
Other Operations	-	(73)	(13)
Excluded realized gain (loss), after-tax	(450)	(260)	(446)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$1,173	$994

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$983	$977	$1,013
Retirement Plan Services	855	842	828
Life Insurance	2,403	2,390	2,376
Group Protection	176	183	180
Other Operations	214	219	251
Total net investment income	$4,631	$4,611	$4,648

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$310	$284	$346
Retirement Plan Services	27	29	37
Life Insurance	709	806	640
Group Protection	126	80	57
Total amortization of DAC and VOBA, net of interest	$1,172	$1,199	$1,080

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$261	$281	$225
Retirement Plan Services	43	46	48
Life Insurance	210	118	167
Group Protection	35	23	12
Other Operations	(42)	(33)	10
Excluded realized gain (loss)	(241)	(141)	(243)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$267	$295	$220

	As of December 31,
	2016	2015
Assets
Annuities	$132,956	$130,840
Retirement Plan Services	34,346	32,651
Life Insurance	75,868	70,695
Group Protection	4,007	4,182
Other Operations	14,874	14,320
Total assets	$262,051	$252,688

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Interest paid	$91	$106	$104
Income taxes paid (received)	121	125	172
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	-	(500)
Acquisition of note receivable from affiliate	42	54	712
Other assets received in our financing transaction	-	252	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	124	123	88
Carrying value of liability	(124)	(123)	(88)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$-	$15
Carrying value of liabilities	-	-	15
Total reinsurance ceded	$-	$-	$30

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2016	2015
Assets with affiliates:
Accrued inter-company interest receivable	$8	$4	Accrued investment income
Bonds	1,611	1,534	Fixed maturity AFS securities
Ceded reinsurance contracts	(191)	(226)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,148	1,983	Reinsurance recoverables
Ceded reinsurance contracts	112	184	Reinsurance related embedded derivatives
Ceded reinsurance contracts	198	714	Other assets
Cash management agreement investment	164	98	Other assets
Service agreement receivable	27	42	Other assets
Ceded reinsurance contracts	9	9	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	26	2	Other liabilities
Assumed reinsurance contracts	31	34	Future contract benefits
Assumed reinsurance contracts	403	414	Other contract holder funds
Service agreement payable	34	34	Other liabilities
Ceded reinsurance contracts	(47)	(50)	Other contract holder funds
Ceded reinsurance contracts	2,851	3,841	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	84	81	Other liabilities
Inter-company short-term debt	280	90	Short-term debt
Inter-company long-term debt	2,549	2,495	Long-term debt

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(389)	$(411)	$(574)	Insurance premiums
Net investment income on intercompany notes	38	31	12	Net investment income
Fees for management of general account	(117)	(109)	(105)	Net investment income
Net investment income on ceded funds withheld treaties	(69)	(62)	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(516)	664	1,265	Realized gain (loss)
Reinsurance related settlements	488	(881)	(1,573)	Realized gain (loss)
Other gains (losses)	(93)	157	(199)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(424)	(478)	255	Benefits
Ceded reinsurance contracts	(14)	(15)	-	Commissions and other
				expenses
Service agreement payments	76	42	76	Commissions and other
				expenses
Interest expense on inter-company debt	111	102	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	61	59	15	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $320 million and $401 million as of December 31, 2016 and 2015, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 28, 2017, LNL paid a cash dividend in the amount of $210 million to LNC.  Management identified no other items or events required for disclosure.

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account C

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$18,601,238	$—	$18,601,238	$9,382	$1,024	$18,590,832
AB VPS International Value Portfolio Class B	83,257	—	83,257	—	5	83,252
AB VPS Small/Mid Cap Value Portfolio Class A	820,593	—	820,593	—	51	820,542
American Century VP Inflation Protection Fund Class I	20,513	—	20,513	—	1	20,512
American Century VP Inflation Protection Fund Class II	6,129,097	—	6,129,097	47	407	6,128,643
American Century VP International Fund Class I	29,179	—	29,179	—	1	29,178
American Funds Global Growth Fund Class 2	103,290,364	—	103,290,364	51,220	5,743	103,233,401
American Funds Growth Fund Class 2	655,648,117	—	655,648,117	292,051	36,492	655,319,574
American Funds Growth-Income Fund Class 2	272,817,928	—	272,817,928	108,859	15,415	272,693,654
American Funds International Fund Class 2	206,173,158	—	206,173,158	75,232	11,418	206,086,508
BlackRock Global Allocation V.I. Fund Class I	21,935,932	3,511	21,939,443	—	1,215	21,938,228
BlackRock Global Allocation V.I. Fund Class III	14,648,273	—	14,648,273	96,128	863	14,551,282
Delaware VIP Diversified Income Series Standard Class	93,934,922	1,526	93,936,448	—	5,243	93,931,205
Delaware VIP Diversified Income Series Service Class	50,284,661	—	50,284,661	3,033	2,946	50,278,682
Delaware VIP Emerging Markets Series Service Class	1,821,022	2,554	1,823,576	—	119	1,823,457
Delaware VIP High Yield Series Standard Class	30,927,480	1,497	30,928,977	—	1,706	30,927,271
Delaware VIP High Yield Series Service Class	12,504,086	4,247	12,508,333	—	685	12,507,648
Delaware VIP Limited-Term Diversified Income Series Service Class	2,394,859	—	2,394,859	—	155	2,394,704
Delaware VIP REIT Series Standard Class	120,364,597	—	120,364,597	52,648	6,561	120,305,388
Delaware VIP REIT Series Service Class	25,724,059	12,571	25,736,630	—	1,393	25,735,237
Delaware VIP Small Cap Value Series Service Class	251,422,321	4,883	251,427,204	—	13,885	251,413,319
Delaware VIP Smid Cap Growth Series Standard Class	239,480,554	—	239,480,554	114,913	13,199	239,352,442
Delaware VIP Smid Cap Growth Series Service Class	23,264,529	—	23,264,529	28,965	1,277	23,234,287
Delaware VIP U.S. Growth Series Service Class	236,312	—	236,312	—	16	236,296
Delaware VIP Value Series Standard Class	171,747,395	—	171,747,395	46,162	9,120	171,692,113
Delaware VIP Value Series Service Class	31,883,061	23,061	31,906,122	—	1,751	31,904,371
Deutsche Alternative Asset Allocation VIP Portfolio Class A	2,883,495	—	2,883,495	4,659	158	2,878,678
Deutsche Alternative Asset Allocation VIP Portfolio Class B	2,144,561	2,157	2,146,718	—	119	2,146,599
Deutsche Equity 500 Index VIP Portfolio Class A	141,479	—	141,479	833	4	140,642
Deutsche Equity 500 Index VIP Portfolio Class B	9,001	—	9,001	—	1	9,000
Deutsche Small Cap Index VIP Portfolio Class A	1,308,721	—	1,308,721	1,422	91	1,307,208
Fidelity VIP Contrafund Portfolio Service Class	210,920,705	—	210,920,705	158,095	11,860	210,750,750
Fidelity VIP Contrafund Portfolio Service Class 2	69,013,992	—	69,013,992	31,746	3,797	68,978,449
Fidelity VIP Growth Portfolio Service Class	69,670,515	—	69,670,515	26,448	3,855	69,640,212
Fidelity VIP Growth Portfolio Service Class 2	16,032,896	—	16,032,896	10,443	884	16,021,569
Fidelity VIP Mid Cap Portfolio Service Class 2	2,541,765	—	2,541,765	775	166	2,540,824
Franklin Income VIP Fund Class 2	1,616,838	—	1,616,838	—	120	1,616,718
Franklin Mutual Shares VIP Fund Class 2	1,609,059	—	1,609,059	719	108	1,608,232
Invesco V.I. Core Equity Fund Series I	26,251	—	26,251	—	1	26,250
Invesco V.I. International Growth Fund Series I	42,433	—	42,433	—	3	42,430
Janus Aspen Global Research Portfolio Institutional Shares	300,620	—	300,620	262	10	300,348

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Baron Growth Opportunities Fund Service Class	$150,534,628	$—	$150,534,628	$74,603	$8,299	$150,451,726
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	238,201,909	—	238,201,909	117,003	13,132	238,071,774
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	7,679,959	1,059	7,681,018	—	422	7,680,596
LVIP BlackRock Inflation Protected Bond Fund Standard Class	13,845,121	—	13,845,121	10,222	779	13,834,120
LVIP BlackRock Inflation Protected Bond Fund Service Class	5,892,847	—	5,892,847	200	322	5,892,325
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	206,030,729	—	206,030,729	37,905	11,385	205,981,439
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	2,476,058	1,279	2,477,337	—	137	2,477,200
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	824,007	71	824,078	—	46	824,032
LVIP Blended Mid Cap Managed Volatility Fund Service Class	361,511	290	361,801	—	22	361,779
LVIP Clarion Global Real Estate Fund Standard Class	9,970,484	960	9,971,444	—	545	9,970,899
LVIP Clarion Global Real Estate Fund Service Class	5,271,423	5,482	5,276,905	—	301	5,276,604
LVIP Delaware Bond Fund Standard Class	200,324,984	—	200,324,984	79,448	11,162	200,234,374
LVIP Delaware Bond Fund Service Class	26,144,675	7,787	26,152,462	—	1,429	26,151,033
LVIP Delaware Diversified Floating Rate Fund Service Class	4,386,136	2,364	4,388,500	—	266	4,388,234
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	97,741,472	—	97,741,472	18,751	5,367	97,717,354
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	11,504,028	—	11,504,028	31,360	630	11,472,038
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	189,272,072	—	189,272,072	46,495	10,396	189,215,181
LVIP Delaware Foundation Conservative Allocation Fund Service Class	6,825,039	2,874	6,827,913	—	373	6,827,540
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	5,679,579	261	5,679,840	—	327	5,679,513
LVIP Delaware Foundation Moderate Allocation Fund Service Class	11,832,249	31,177	11,863,426	—	647	11,862,779
LVIP Delaware Social Awareness Fund Standard Class	511,107,409	—	511,107,409	214,367	28,186	510,864,856
LVIP Delaware Social Awareness Fund Service Class	22,410,432	—	22,410,432	2,188	1,233	22,407,011
LVIP Delaware Special Opportunities Fund Standard Class	445,137,715	—	445,137,715	78,044	24,522	445,035,149
LVIP Delaware Special Opportunities Fund Service Class	39,242,901	35,649	39,278,550	—	2,155	39,276,395
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	962,217,339	—	962,217,339	175,522	53,037	961,988,780
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	8,397,171	34,916	8,432,087	—	462	8,431,625
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	577,057	6	577,063	—	33	577,030
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	401,941	464	402,405	—	27	402,378

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	$13,982,574	$—	$13,982,574	$24,217	$792	$13,957,565
LVIP Global Conservative Allocation Managed Risk Fund Service Class	18,147,187	9,542	18,156,729	—	1,027	18,155,702
LVIP Global Growth Allocation Managed Risk Fund Standard Class	18,581,459	—	18,581,459	13,538	1,030	18,566,891
LVIP Global Growth Allocation Managed Risk Fund Service Class	43,086,259	—	43,086,259	203,208	2,442	42,880,609
LVIP Global Income Fund Standard Class	4,658,909	678	4,659,587	—	263	4,659,324
LVIP Global Income Fund Service Class	4,460,545	—	4,460,545	34,575	272	4,425,698
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	26,879,402	3,599	26,883,001	—	1,524	26,881,477
LVIP Global Moderate Allocation Managed Risk Fund Service Class	48,906,416	—	48,906,416	729	2,816	48,902,871
LVIP Government Money Market Fund Standard Class	41,088,650	—	41,088,650	46,892	2,258	41,039,500
LVIP Government Money Market Fund Service Class	7,361,025	—	7,361,025	12,767	403	7,347,855
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	1,656,769	—	1,656,769	11,031	91	1,645,647
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	700,730	445	701,175	—	40	701,135
LVIP Managed Risk Profile 2010 Fund Standard Class	3,183,042	15	3,183,057	—	174	3,182,883
LVIP Managed Risk Profile 2010 Fund Service Class	1,508,550	2,483	1,511,033	—	83	1,510,950
LVIP Managed Risk Profile 2020 Fund Standard Class	10,704,911	2,179	10,707,090	—	586	10,706,504
LVIP Managed Risk Profile 2020 Fund Service Class	13,179,832	—	13,179,832	2,089	722	13,177,021
LVIP Managed Risk Profile 2030 Fund Standard Class	8,879,297	6,381	8,885,678	—	486	8,885,192
LVIP Managed Risk Profile 2030 Fund Service Class	19,164,788	3,336	19,168,124	—	1,050	19,167,074
LVIP Managed Risk Profile 2040 Fund Standard Class	2,615,912	210	2,616,122	—	143	2,615,979
LVIP Managed Risk Profile 2040 Fund Service Class	19,492,842	—	19,492,842	91,221	1,068	19,400,553
LVIP Managed Risk Profile 2050 Fund Standard Class	579,674	47	579,721	—	32	579,689
LVIP Managed Risk Profile 2050 Fund Service Class	7,698,234	10,202	7,708,436	—	422	7,708,014
LVIP MFS International Growth Fund Service Class	515,946	—	515,946	—	36	515,910
LVIP MFS Value Fund Service Class	2,113,771	—	2,113,771	734	132	2,112,905
LVIP Mondrian International Value Fund Standard Class	172,346,697	—	172,346,697	39,320	9,466	172,297,911
LVIP Mondrian International Value Fund Service Class	18,086,703	—	18,086,703	2,545	986	18,083,172
LVIP SSGA Bond Index Fund Standard Class	6,792,167	54,251	6,846,418	—	378	6,846,040
LVIP SSGA Bond Index Fund Service Class	3,667,532	5,675	3,673,207	—	215	3,672,992
LVIP SSGA Developed International 150 Fund Service Class	97,788	—	97,788	—	7	97,781

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA Emerging Markets 100 Fund Standard Class	$19,527,607	$8,705	$19,536,312	$—	$1,065	$19,535,247
LVIP SSGA Emerging Markets 100 Fund Service Class	8,746,108	1,595	8,747,703	—	482	8,747,221
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	6,639,793	567	6,640,360	—	366	6,639,994
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	14,402,924	—	14,402,924	15,231	820	14,386,873
LVIP SSGA International Index Fund Standard Class	3,367,438	—	3,367,438	7,206	184	3,360,048
LVIP SSGA International Index Fund Service Class	2,960,553	2,694	2,963,247	—	168	2,963,079
LVIP SSGA International Managed Volatility Fund Standard Class	855,198	88	855,286	—	47	855,239
LVIP SSGA International Managed Volatility Fund Service Class	522,171	1,307	523,478	—	29	523,449
LVIP SSGA Large Cap 100 Fund Service Class	405,596	—	405,596	—	28	405,568
LVIP SSGA S&P 500 Index Fund Standard Class	332,496,211	—	332,496,211	59,027	18,369	332,418,815
LVIP SSGA S&P 500 Index Fund Service Class	71,336,791	—	71,336,791	3,326	3,924	71,329,541
LVIP SSGA Small-Cap Index Fund Standard Class	43,502,236	—	43,502,236	2,525	2,398	43,497,313
LVIP SSGA Small-Cap Index Fund Service Class	15,118,665	1,238	15,119,903	—	853	15,119,050
LVIP SSGA Small-Mid Cap 200 Fund Service Class	790,356	—	790,356	—	52	790,304
LVIP T. Rowe Price Growth Stock Fund Service Class	694,975	—	694,975	—	43	694,932
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	165,297,077	—	165,297,077	41,357	9,105	165,246,615
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	15,441,981	—	15,441,981	3,237	849	15,437,895
LVIP Vanguard Domestic Equity ETF Fund Service Class	15,757,719	—	15,757,719	8,799	869	15,748,051
LVIP Vanguard International Equity ETF Fund Service Class	7,795,986	8,836	7,804,822	—	428	7,804,394
LVIP Wellington Capital Growth Fund Service Class	23,956	—	23,956	—	1	23,955
LVIP Wellington Mid-Cap Value Fund Service Class	301,111	—	301,111	—	20	301,091
MFS VIT Total Return Series Initial Class	1,247,989	—	1,247,989	—	78	1,247,911
MFS VIT Utilities Series Initial Class	130,354,211	—	130,354,211	8,021	7,221	130,338,969
MFS VIT Utilities Series Service Class	37,045,896	15,981	37,061,877	—	2,033	37,059,844
MFS VIT II Core Equity Portfolio Initial Class	4,285	—	4,285	—	—	4,285
Neuberger Berman AMT Large Cap Value Portfolio I Class	14,933	—	14,933	—	—	14,933
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	122,475	—	122,475	—	4	122,471
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	200,791	—	200,791	—	14	200,777
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	48,437	—	48,437	—	3	48,434
PIMCO VIT Total Return Portfolio Administrative Class	16,071,387	21,335	16,092,722	—	888	16,091,834
Putnam VT Global Health Care Fund Class IB	52,959	—	52,959	—	3	52,956
Templeton Global Bond VIP Fund Class 2	3,429,327	—	3,429,327	1,276	234	3,427,817
Wells Fargo VT Omega Growth Fund Class 2	84,662	—	84,662	—	5	84,657
Wells Fargo VT Small Cap Growth Fund Class 2	261,121	—	261,121	—	16	261,105

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$(196,128)	$(196,128)	$673,769	$—	$673,769	$(920,810)	$(443,169)
AB VPS International Value Portfolio Class B	918	(1,074)	(156)	(5,534)	—	(5,534)	2,724	(2,966)
AB VPS Small/Mid Cap Value Portfolio Class A	4,849	(9,110)	(4,261)	5,977	45,558	51,535	123,129	170,403
American Century VP Inflation Protection Fund Class I	452	(213)	239	(141)	158	17	530	786
American Century VP Inflation Protection Fund Class II	118,921	(79,099)	39,822	(98,633)	48,979	(49,654)	213,583	203,751
American Century VP International Fund Class I	306	(163)	143	49	—	49	(2,018)	(1,826)
American Funds Global Growth Fund Class 2	961,282	(1,079,083)	(117,801)	1,087,411	9,041,977	10,129,388	(10,617,622)	(606,035)
American Funds Growth Fund Class 2	4,910,106	(6,481,065)	(1,570,959)	8,437,396	57,613,882	66,051,278	(13,047,466)	51,432,853
American Funds Growth-Income Fund Class 2	3,859,075	(2,689,736)	1,169,339	2,834,409	28,935,583	31,769,992	(6,772,738)	26,166,593
American Funds International Fund Class 2	2,880,482	(2,147,976)	732,506	(136,152)	18,318,522	18,182,370	(13,788,877)	5,125,999
BlackRock Global Allocation V.I. Fund Class I	280,619	(238,947)	41,672	(175,277)	—	(175,277)	829,028	695,423
BlackRock Global Allocation V.I. Fund Class III	180,273	(158,736)	21,537	(196,784)	—	(196,784)	568,280	393,033
Delaware VIP Diversified Income Series Standard Class	3,550,166	(1,045,814)	2,504,352	710,946	—	710,946	(489,573)	2,725,725
Delaware VIP Diversified Income Series Service Class	1,609,663	(550,459)	1,059,204	(28,632)	—	(28,632)	49,204	1,079,776
Delaware VIP Emerging Markets Series Service Class	16,235	(22,197)	(5,962)	(47,812)	42,688	(5,124)	234,567	223,481
Delaware VIP High Yield Series Standard Class	2,227,070	(313,554)	1,913,516	(1,077,451)	—	(1,077,451)	2,654,748	3,490,813
Delaware VIP High Yield Series Service Class	777,821	(116,396)	661,425	(223,322)	—	(223,322)	849,948	1,288,051
Delaware VIP Limited-Term Diversified Income Series Service Class	38,189	(31,547)	6,642	(4,691)	—	(4,691)	15,098	17,049
Delaware VIP REIT Series Standard Class	1,600,623	(1,266,058)	334,565	2,547,517	7,672,216	10,219,733	(4,929,939)	5,624,359
Delaware VIP REIT Series Service Class	258,250	(252,940)	5,310	317,113	1,523,521	1,840,634	(745,665)	1,100,279
Delaware VIP Small Cap Value Series Service Class	1,552,468	(2,152,939)	(600,471)	3,066,656	19,328,823	22,395,479	36,090,939	57,885,947
Delaware VIP Smid Cap Growth Series Standard Class	566,835	(2,408,260)	(1,841,425)	5,451,325	31,394,547	36,845,872	(18,699,763)	16,304,684
Delaware VIP Smid Cap Growth Series Service Class	—	(219,443)	(219,443)	118,883	2,930,416	3,049,299	(1,293,002)	1,536,854
Delaware VIP U.S. Growth Series Service Class	928	(2,748)	(1,820)	(2,305)	66,560	64,255	(78,410)	(15,975)
Delaware VIP Value Series Standard Class	3,158,565	(1,574,520)	1,584,045	4,320,900	14,499,468	18,820,368	210,130	20,614,543
Delaware VIP Value Series Service Class	497,365	(292,754)	204,611	496,977	2,599,904	3,096,881	340,134	3,641,626
Deutsche Alternative Asset Allocation VIP Portfolio Class A	71,317	(31,755)	39,562	(49,087)	—	(49,087)	140,214	130,689
Deutsche Alternative Asset Allocation VIP Portfolio Class B	40,317	(21,272)	19,045	(13,595)	—	(13,595)	71,201	76,651
Deutsche Equity 500 Index VIP Portfolio Class A	2,721	(740)	1,981	2,738	10,150	12,888	(755)	14,114
Deutsche Equity 500 Index VIP Portfolio Class B	108	(68)	40	(3)	460	457	249	746
Deutsche Small Cap Index VIP Portfolio Class A	13,432	(14,280)	(848)	62,444	93,258	155,702	68,881	223,735
Fidelity VIP Contrafund Portfolio Service Class	1,487,446	(2,160,784)	(673,338)	4,395,786	17,267,096	21,662,882	(7,291,770)	13,697,774
Fidelity VIP Contrafund Portfolio Service Class 2	414,202	(659,667)	(245,465)	607,718	5,266,927	5,874,645	(1,266,223)	4,362,957
Fidelity VIP Growth Portfolio Service Class	—	(750,074)	(750,074)	2,518,184	7,529,791	10,047,975	(9,639,829)	(341,928)
Fidelity VIP Growth Portfolio Service Class 2	—	(151,754)	(151,754)	235,584	1,413,233	1,648,817	(1,538,222)	(41,159)
Fidelity VIP Mid Cap Portfolio Service Class 2	7,613	(29,684)	(22,071)	10,747	164,513	175,260	101,215	254,404
Franklin Income VIP Fund Class 2	88,394	(23,328)	65,066	(8,436)	—	(8,436)	147,497	204,127
Franklin Mutual Shares VIP Fund Class 2	31,469	(19,738)	11,731	48,242	129,639	177,881	30,713	220,325
Invesco V.I. Core Equity Fund Series I	192	(261)	(69)	994	1,723	2,717	(1,464)	1,184
Invesco V.I. International Growth Fund Series I	607	(563)	44	426	—	426	(1,195)	(725)
Janus Aspen Global Research Portfolio Institutional Shares	3,192	(1,741)	1,451	2,070	—	2,070	696	4,217
LVIP Baron Growth Opportunities Fund Service Class	764,490	(1,553,102)	(788,612)	6,493,360	10,851,546	17,344,906	(9,957,587)	6,598,707
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	4,329,188	(2,336,410)	1,992,778	2,826,370	—	2,826,370	19,069,262	23,888,410
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	122,282	(73,025)	49,257	110,932	—	110,932	576,252	736,441
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	35,971	(7,637)	28,334	(176,712)	—	(176,712)	182,915	34,537
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	20,094	(3,605)	16,489	(45,042)	—	(45,042)	51,400	22,847
LVIP BlackRock Inflation Protected Bond Fund Standard Class	184,957	(151,437)	33,520	(370,263)	—	(370,263)	728,796	392,053
LVIP BlackRock Inflation Protected Bond Fund Service Class	47,048	(55,970)	(8,922)	(42,491)	—	(42,491)	177,918	126,505
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	960,288	(2,154,532)	(1,194,244)	8,484,094	—	8,484,094	(13,071,403)	(5,781,553)
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	5,685	(24,950)	(19,265)	75,187	—	75,187	(128,307)	(72,385)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	—	(8,772)	(8,772)	(77,478)	20,993	(56,485)	66,780	1,523
LVIP Blended Mid Cap Managed Volatility Fund Service Class	—	(4,310)	(4,310)	(6,223)	10,644	4,421	2,901	3,012
LVIP Clarion Global Real Estate Fund Standard Class	436,805	(109,498)	327,307	275,496	—	275,496	(619,531)	(16,728)
LVIP Clarion Global Real Estate Fund Service Class	211,917	(56,226)	155,691	121,025	—	121,025	(291,644)	(14,928)
LVIP Delaware Bond Fund Standard Class	5,603,591	(2,205,259)	3,398,332	2,740,595	2,264,297	5,004,892	(4,436,487)	3,966,737
LVIP Delaware Bond Fund Service Class	630,002	(262,346)	367,656	82,124	291,741	373,865	(405,594)	335,927
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(51,989)	(51,989)	(46,634)	—	(46,634)	136,385	37,762

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	$1,675,569	$(1,001,420)	$674,149	$1,516,182	$8,629,393	$10,145,575	$(6,478,242)	$4,341,482
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	168,140	(106,319)	61,821	20,793	967,585	988,378	(567,881)	482,318
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	4,786,667	(1,990,580)	2,796,087	(1,276,437)	6,862,314	5,585,877	(1,299,110)	7,082,854
LVIP Delaware Foundation Conservative Allocation Fund Service Class	155,827	(68,762)	87,065	(40,626)	241,757	201,131	(56,098)	232,098
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	107,884	(61,945)	45,939	(29,177)	306,713	277,536	(98,707)	224,768
LVIP Delaware Foundation Moderate Allocation Fund Service Class	189,223	(104,579)	84,644	(24,177)	557,401	533,224	(261,911)	355,957
LVIP Delaware Social Awareness Fund Standard Class	7,815,998	(5,150,845)	2,665,153	10,897,325	63,762,496	74,659,821	(50,221,104)	27,103,870
LVIP Delaware Social Awareness Fund Service Class	264,287	(211,541)	52,746	119,282	2,704,567	2,823,849	(1,765,515)	1,111,080
LVIP Delaware Special Opportunities Fund Standard Class	7,013,397	(4,155,768)	2,857,629	8,722,832	59,033,954	67,756,786	3,108,702	73,723,117
LVIP Delaware Special Opportunities Fund Service Class	479,855	(346,260)	133,595	78,318	5,072,190	5,150,508	853,921	6,138,024
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	15,271,196	(9,326,128)	5,945,068	10,387,186	332,296,405	342,683,591	(232,356,002)	116,272,657
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	98,445	(77,338)	21,107	(27,525)	2,854,373	2,826,848	(1,875,662)	972,293
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	8,787	(5,793)	2,994	(12,557)	—	(12,557)	19,299	9,736
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	5,156	(4,259)	897	(2,930)	—	(2,930)	6,937	4,904
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	311,674	(155,953)	155,721	350,119	225,952	576,071	(151,848)	579,944
LVIP Global Conservative Allocation Managed Risk Fund Service Class	361,242	(199,462)	161,780	330,415	300,503	630,918	(83,267)	709,431
LVIP Global Growth Allocation Managed Risk Fund Standard Class	359,940	(198,412)	161,528	329,144	—	329,144	178,188	668,860
LVIP Global Growth Allocation Managed Risk Fund Service Class	732,453	(449,929)	282,524	482,384	—	482,384	686,198	1,451,106
LVIP Global Income Fund Standard Class	—	(55,117)	(55,117)	(79,503)	22,509	(56,994)	99,821	(12,290)
LVIP Global Income Fund Service Class	—	(50,694)	(50,694)	(30,164)	19,945	(10,219)	21,609	(39,304)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	493,247	(297,234)	196,013	585,186	310,964	896,150	(239,220)	852,943
LVIP Global Moderate Allocation Managed Risk Fund Service Class	780,306	(533,118)	247,188	938,769	561,598	1,500,367	(280,715)	1,466,840
LVIP Government Money Market Fund Standard Class	12,367	(432,567)	(420,200)	—	—	—	—	(420,200)
LVIP Government Money Market Fund Service Class	1,956	(74,829)	(72,873)	—	—	—	—	(72,873)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	11,870	(11,822)	48	(13,740)	—	(13,740)	109,461	95,769
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	3,413	(5,850)	(2,437)	928	—	928	55,405	53,896
LVIP Managed Risk Profile 2010 Fund Standard Class	62,145	(32,073)	30,072	50,166	126,367	176,533	(98,448)	108,157
LVIP Managed Risk Profile 2010 Fund Service Class	25,743	(14,208)	11,535	5,666	59,208	64,874	(32,860)	43,549
LVIP Managed Risk Profile 2020 Fund Standard Class	216,034	(110,229)	105,805	165,275	257,482	422,757	(165,570)	362,992
LVIP Managed Risk Profile 2020 Fund Service Class	234,018	(127,698)	106,320	111,955	317,700	429,655	(140,943)	395,032
LVIP Managed Risk Profile 2030 Fund Standard Class	174,690	(85,142)	89,548	(563)	206,825	206,262	(71,926)	223,884
LVIP Managed Risk Profile 2030 Fund Service Class	332,038	(182,303)	149,735	28,367	450,084	478,451	(166,995)	461,191
LVIP Managed Risk Profile 2040 Fund Standard Class	49,090	(26,370)	22,720	6,949	50,647	57,596	(10,965)	69,351
LVIP Managed Risk Profile 2040 Fund Service Class	319,490	(184,318)	135,172	18,139	377,574	395,713	(54,579)	476,306
LVIP Managed Risk Profile 2050 Fund Standard Class	10,855	(4,360)	6,495	(8,752)	2,718	(6,034)	15,109	15,570
LVIP Managed Risk Profile 2050 Fund Service Class	126,538	(64,346)	62,192	(19,242)	44,342	25,100	151,293	238,585
LVIP MFS International Growth Fund Service Class	6,849	(6,692)	157	8,961	—	8,961	(7,908)	1,210
LVIP MFS Value Fund Service Class	36,300	(24,569)	11,731	150,888	89,632	240,520	7,104	259,355
LVIP Mondrian International Value Fund Standard Class	5,158,468	(1,817,969)	3,340,499	2,417,001	6,210,942	8,627,943	(6,833,397)	5,135,045
LVIP Mondrian International Value Fund Service Class	497,259	(180,649)	316,610	(152,039)	639,027	486,988	(315,121)	488,477
LVIP SSGA Bond Index Fund Standard Class	156,170	(70,194)	85,976	33,521	—	33,521	(60,665)	58,832
LVIP SSGA Bond Index Fund Service Class	75,087	(36,791)	38,296	12,480	—	12,480	(37,779)	12,997
LVIP SSGA Developed International 150 Fund Service Class	3,378	(1,320)	2,058	(3,236)	2,166	(1,070)	6,870	7,858
LVIP SSGA Emerging Markets 100 Fund Standard Class	535,000	(184,879)	350,121	(1,071,168)	—	(1,071,168)	3,139,488	2,418,441
LVIP SSGA Emerging Markets 100 Fund Service Class	216,150	(77,376)	138,774	(174,385)	—	(174,385)	1,030,173	994,562
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	129,725	(71,305)	58,420	(4,632)	—	(4,632)	262,050	315,838
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	247,501	(156,240)	91,261	86,376	—	86,376	448,446	626,083
LVIP SSGA International Index Fund Standard Class	106,421	(34,149)	72,272	(90,484)	—	(90,484)	(4,782)	(22,994)
LVIP SSGA International Index Fund Service Class	81,990	(27,910)	54,080	(23,508)	—	(23,508)	(28,921)	1,651
LVIP SSGA International Managed Volatility Fund Standard Class	8,513	(501)	8,012	(53)	—	(53)	(11,418)	(3,459)
LVIP SSGA International Managed Volatility Fund Service Class	3,849	(307)	3,542	(53)	—	(53)	(5,622)	(2,133)
LVIP SSGA Large Cap 100 Fund Service Class	7,200	(3,855)	3,345	(6,758)	31,716	24,958	25,280	53,583
LVIP SSGA S&P 500 Index Fund Standard Class	6,445,649	(3,246,666)	3,198,983	6,675,370	4,439,984	11,115,354	18,310,689	32,625,026
LVIP SSGA S&P 500 Index Fund Service Class	1,214,432	(650,387)	564,045	545,779	926,448	1,472,227	4,554,466	6,590,738
LVIP SSGA Small-Cap Index Fund Standard Class	533,865	(383,666)	150,199	388,305	830,208	1,218,513	5,453,266	6,821,978
LVIP SSGA Small-Cap Index Fund Service Class	156,619	(132,807)	23,812	205,866	290,696	496,562	1,885,738	2,406,112
LVIP SSGA Small-Mid Cap 200 Fund Service Class	14,394	(8,582)	5,812	5,860	37,778	43,638	143,077	192,527
See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP T. Rowe Price Growth Stock Fund Service Class	$—	$(7,588)	$(7,588)	$55,710	$10,147	$65,857	$(54,352)	$3,917
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	477,699	(1,652,852)	(1,175,153)	5,544,557	8,268,036	13,812,593	(2,308,055)	10,329,385
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	8,203	(143,642)	(135,439)	175,922	767,269	943,191	91,168	898,920
LVIP Vanguard Domestic Equity ETF Fund Service Class	213,849	(123,386)	90,463	170,085	43,145	213,230	1,026,261	1,329,954
LVIP Vanguard International Equity ETF Fund Service Class	160,738	(69,137)	91,601	(139,554)	—	(139,554)	176,541	128,588
LVIP Wellington Capital Growth Fund Service Class	—	(824)	(824)	(5,681)	6,956	1,275	(1,183)	(732)
LVIP Wellington Mid-Cap Value Fund Service Class	773	(3,404)	(2,631)	23,778	925	24,703	10,988	33,060
MFS VIT Total Return Series Initial Class	35,740	(14,376)	21,364	35,969	40,181	76,150	(2,095)	95,419
MFS VIT Utilities Series Initial Class	5,313,272	(1,379,784)	3,933,488	172,839	3,134,865	3,307,704	5,766,574	13,007,766
MFS VIT Utilities Series Service Class	1,342,087	(363,114)	978,973	(2,372)	852,395	850,023	1,547,525	3,376,521
MFS VIT II Core Equity Portfolio Initial Class	37	(50)	(13)	(242)	398	156	296	439
Neuberger Berman AMT Large Cap Value Portfolio I Class	105	(71)	34	8	1,153	1,161	1,939	3,134
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	—	(638)	(638)	(75)	5,576	5,501	(313)	4,550
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	1,218	(2,340)	(1,122)	624	13,846	14,470	10,608	23,956
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	492	(515)	(23)	(7,525)	—	(7,525)	14,109	6,561
PIMCO VIT Total Return Portfolio Administrative Class	336,756	(164,064)	172,692	(136,633)	—	(136,633)	218,940	254,999
Putnam VT Global Health Care Fund Class IB	—	(637)	(637)	1,315	7,207	8,522	(16,712)	(8,827)
Templeton Global Bond VIP Fund Class 2	—	(43,421)	(43,421)	(80,515)	3,038	(77,477)	168,080	47,182
Wells Fargo VT Intrinsic Value Fund Class 2	1,700	(591)	1,109	(21,650)	37,976	16,326	(17,225)	210
Wells Fargo VT Omega Growth Fund Class 2	—	(1,030)	(1,030)	(1,711)	4,729	3,018	(3,528)	(1,540)
Wells Fargo VT Small Cap Growth Fund Class 2	—	(2,792)	(2,792)	471	24,839	25,310	(2,999)	19,519

See accompanying notes.

Lincoln National Variable Annuity Account C

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	AB VPS International Value Portfolio Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	American Century VP Inflation Protection Fund Class I Subaccount	American Century VP Inflation Protection Fund Class II Subaccount	American Century VP International Fund Class I Subaccount	American Funds Global Growth Fund Class 2 Subaccount
NET ASSETS JANUARY 1, 2015	$22,321,367	$126,005	$1,000,481	$23,500	$7,953,975	$20,400	$105,195,770
Changes From Operations:
• Net investment income (loss)	(228,891)	1,297	(3,459)	311	57,034	(54)	29,919
• Net realized gain (loss) on investments	824,455	(1,627)	182,577	(57)	(94,657)	14	12,484,867
• Net change in unrealized appreciation or depreciation on investments	(286,701)	4,600	(232,802)	(1,007)	(229,202)	(32)	(6,595,198)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	308,863	4,270	(53,684)	(753)	(266,825)	(72)	5,919,588
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,029,552	27	2,613	—	61,715	1,082	5,645,575
• Contract withdrawals & transfers to annuity reserves	(2,088,130)	(27,233)	(104,579)	(387)	(797,398)	—	(11,044,190)
• Contract transfers	(4,541)	13,161	3,302	(229)	(186,850)	9,141	7,689,868
	(1,063,119)	(14,045)	(98,664)	(616)	(922,533)	10,223	2,291,253
Annuity Reserves:
• Annuity Payments	(4,056)	—	—	—	(8,519)	—	(99,707)
• Receipt (reimbursement) of mortality guarantee adjustment	618	—	—	—	349	—	6,039
	(3,438)	—	—	—	(8,170)	—	(93,668)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,066,557)	(14,045)	(98,664)	(616)	(930,703)	10,223	2,197,585
TOTAL INCREASE (DECREASE) IN NET ASSETS	(757,694)	(9,775)	(152,348)	(1,369)	(1,197,528)	10,151	8,117,173
NET ASSETS AT DECEMBER 31, 2015	21,563,673	116,230	848,133	22,131	6,756,447	30,551	113,312,943
Changes From Operations:
• Net investment income (loss)	(196,128)	(156)	(4,261)	239	39,822	143	(117,801)
• Net realized gain (loss) on investments	673,769	(5,534)	51,535	17	(49,654)	49	10,129,388
• Net change in unrealized appreciation or depreciation on investments	(920,810)	2,724	123,129	530	213,583	(2,018)	(10,617,622)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(443,169)	(2,966)	170,403	786	203,751	(1,826)	(606,035)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	942,899	42	22,429	—	51,947	1,082	5,716,264
• Contract withdrawals & transfers to annuity reserves	(1,825,468)	(19,323)	(78,303)	(1,316)	(839,916)	(1,044)	(8,970,610)
• Contract transfers	(1,644,090)	(10,731)	(142,120)	(1,089)	(35,876)	415	(6,133,163)
	(2,526,659)	(30,012)	(197,994)	(2,405)	(823,845)	453	(9,387,509)
Annuity Reserves:
• Annuity Payments	(3,677)	—	—	—	(8,133)	—	(92,943)
• Receipt (reimbursement) of mortality guarantee adjustment	664	—	—	—	423	—	6,945
	(3,013)	—	—	—	(7,710)	—	(85,998)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,529,672)	(30,012)	(197,994)	(2,405)	(831,555)	453	(9,473,507)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,972,841)	(32,978)	(27,591)	(1,619)	(627,804)	(1,373)	(10,079,542)
NET ASSETS AT DECEMBER 31, 2016	$18,590,832	$83,252	$820,542	$20,512	$6,128,643	$29,178	$103,233,401

See accompanying notes.

	American Funds Growth Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount	American Funds International Fund Class 2 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	BlackRock Global Allocation V.I. Fund Class III Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount
NET ASSETS JANUARY 1, 2015	$681,399,997	$276,338,754	$249,249,437	$27,619,870	$15,241,246	$124,712,328
Changes From Operations:
• Net investment income (loss)	(2,861,205)	720,344	1,124,469	23,530	(5,676)	2,461,224
• Net realized gain (loss) on investments	156,345,907	45,224,097	16,971,294	1,446,607	876,114	2,258,405
• Net change in unrealized appreciation or depreciation on investments	(114,941,869)	(44,674,911)	(30,931,361)	(1,912,803)	(1,186,115)	(7,021,468)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,542,833	1,269,530	(12,835,598)	(442,666)	(315,677)	(2,301,839)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	23,724,479	12,973,155	11,793,487	862,802	2,174,449	3,717,188
• Contract withdrawals & transfers to annuity reserves	(62,306,794)	(25,493,756)	(23,490,788)	(2,413,965)	(1,746,805)	(13,174,049)
• Contract transfers	(16,355,957)	(3,058,854)	(2,526,541)	(735,674)	(452,866)	(5,623,687)
	(54,938,272)	(15,579,455)	(14,223,842)	(2,286,837)	(25,222)	(15,080,548)
Annuity Reserves:
• Annuity Payments	(709,365)	(363,128)	(166,868)	(19,912)	—	(270,660)
• Receipt (reimbursement) of mortality guarantee adjustment	(17,013)	17,572	7,447	1,693	—	15,697
	(726,378)	(345,556)	(159,421)	(18,219)	—	(254,963)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(55,664,650)	(15,925,011)	(14,383,263)	(2,305,056)	(25,222)	(15,335,511)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,121,817)	(14,655,481)	(27,218,861)	(2,747,722)	(340,899)	(17,637,350)
NET ASSETS AT DECEMBER 31, 2015	664,278,180	261,683,273	222,030,576	24,872,148	14,900,347	107,074,978
Changes From Operations:
• Net investment income (loss)	(1,570,959)	1,169,339	732,506	41,672	21,537	2,504,352
• Net realized gain (loss) on investments	66,051,278	31,769,992	18,182,370	(175,277)	(196,784)	710,946
• Net change in unrealized appreciation or depreciation on investments	(13,047,466)	(6,772,738)	(13,788,877)	829,028	568,280	(489,573)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,432,853	26,166,593	5,125,999	695,423	393,033	2,725,725
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	22,675,170	13,283,435	10,209,644	663,751	1,749,290	2,895,832
• Contract withdrawals & transfers to annuity reserves	(56,767,358)	(21,968,490)	(20,549,851)	(2,161,984)	(1,361,423)	(10,151,212)
• Contract transfers	(25,614,720)	(6,126,619)	(10,575,458)	(2,113,572)	(1,071,590)	(8,380,002)
	(59,706,908)	(14,811,674)	(20,915,665)	(3,611,805)	(683,723)	(15,635,382)
Annuity Reserves:
• Annuity Payments	(725,311)	(373,389)	(156,773)	(19,459)	—	(264,310)
• Receipt (reimbursement) of mortality guarantee adjustment	40,760	28,851	2,371	1,921	(58,375)	30,194
	(684,551)	(344,538)	(154,402)	(17,538)	(58,375)	(234,116)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(60,391,459)	(15,156,212)	(21,070,067)	(3,629,343)	(742,098)	(15,869,498)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,958,606)	11,010,381	(15,944,068)	(2,933,920)	(349,065)	(13,143,773)
NET ASSETS AT DECEMBER 31, 2016	$655,319,574	$272,693,654	$206,086,508	$21,938,228	$14,551,282	$93,931,205

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Delaware VIP Diversified Income Series Service Class Subaccount	Delaware VIP Emerging Markets Series Service Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP High Yield Series Service Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Service Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount	Delaware VIP REIT Series Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$52,810,094	$2,238,655	$43,005,323	$12,254,690	$2,457,787	$140,501,751	$23,984,688
Changes From Operations:
• Net investment income (loss)	898,388	(12,249)	2,234,538	650,932	7,105	325,589	(178)
• Net realized gain (loss) on investments	646,332	30,467	26,598	57,825	(5,661)	3,780,813	466,678
• Net change in unrealized appreciation or depreciation on investments	(2,784,916)	(356,614)	(5,010,437)	(1,677,134)	(16,974)	(1,105,602)	89,950
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,240,196)	(338,396)	(2,749,301)	(968,377)	(15,530)	3,000,800	556,450
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,409,289	14,811	1,056,641	1,619,981	2,792	2,940,924	2,505,448
• Contract withdrawals & transfers to annuity reserves	(5,072,472)	(181,765)	(4,886,918)	(1,157,570)	(156,241)	(13,393,674)	(2,163,757)
• Contract transfers	(625,193)	149,780	(3,687,736)	(581,685)	358,608	(7,928,812)	(848,172)
	(1,288,376)	(17,174)	(7,518,013)	(119,274)	205,159	(18,381,562)	(506,481)
Annuity Reserves:
• Annuity Payments	(13,622)	(1,260)	(46,024)	—	—	(111,303)	—
• Receipt (reimbursement) of mortality guarantee adjustment	550	8	2,299	—	—	(10,046)	—
	(13,072)	(1,252)	(43,725)	—	—	(121,349)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,301,448)	(18,426)	(7,561,738)	(119,274)	205,159	(18,502,911)	(506,481)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,541,644)	(356,822)	(10,311,039)	(1,087,651)	189,629	(15,502,111)	49,969
NET ASSETS AT DECEMBER 31, 2015	50,268,450	1,881,833	32,694,284	11,167,039	2,647,416	124,999,640	24,034,657
Changes From Operations:
• Net investment income (loss)	1,059,204	(5,962)	1,913,516	661,425	6,642	334,565	5,310
• Net realized gain (loss) on investments	(28,632)	(5,124)	(1,077,451)	(223,322)	(4,691)	10,219,733	1,840,634
• Net change in unrealized appreciation or depreciation on investments	49,204	234,567	2,654,748	849,948	15,098	(4,929,939)	(745,665)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,079,776	223,481	3,490,813	1,288,051	17,049	5,624,359	1,100,279
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,242,580	20,860	889,909	1,479,959	36,954	2,820,019	2,719,259
• Contract withdrawals & transfers to annuity reserves	(5,367,429)	(143,669)	(3,173,565)	(1,219,776)	(193,887)	(11,044,088)	(2,380,678)
• Contract transfers	86,930	(159,048)	(2,920,812)	(207,625)	(112,828)	(1,986,330)	262,372
	(1,037,919)	(281,857)	(5,204,468)	52,558	(269,761)	(10,210,399)	600,953
Annuity Reserves:
• Annuity Payments	(16,482)	—	(36,620)	—	—	(103,135)	(428)
• Receipt (reimbursement) of mortality guarantee adjustment	(15,143)	—	(16,738)	—	—	(5,077)	(224)
	(31,625)	—	(53,358)	—	—	(108,212)	(652)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,069,544)	(281,857)	(5,257,826)	52,558	(269,761)	(10,318,611)	600,301
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,232	(58,376)	(1,767,013)	1,340,609	(252,712)	(4,694,252)	1,700,580
NET ASSETS AT DECEMBER 31, 2016	$50,278,682	$1,823,457	$30,927,271	$12,507,648	$2,394,704	$120,305,388	$25,735,237

See accompanying notes.

	Delaware VIP Small Cap Value Series Service Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Service Class Subaccount	Delaware VIP U.S. Growth Series Service Class Subaccount	Delaware VIP Value Series Standard Class Subaccount	Delaware VIP Value Series Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$246,129,135	$250,728,396	$18,323,131	$231,020	$172,586,485	$27,351,041
Changes From Operations:
• Net investment income (loss)	(1,224,991)	(1,588,542)	(167,367)	(2,234)	1,278,971	132,724
• Net realized gain (loss) on investments	31,211,483	26,744,523	1,861,748	31,872	6,396,071	775,285
• Net change in unrealized appreciation or depreciation on investments	(46,693,549)	(9,269,528)	(574,991)	(22,573)	(9,932,617)	(1,347,439)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,707,057)	15,886,453	1,119,390	7,065	(2,257,575)	(439,430)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,843,589	4,398,931	2,497,321	5,485	3,701,738	3,225,958
• Contract withdrawals & transfers to annuity reserves	(21,808,318)	(21,949,677)	(2,048,680)	(23,781)	(15,187,641)	(2,624,558)
• Contract transfers	(10,382,665)	1,130,711	1,030,287	20,574	(2,030,821)	(514,703)
	(24,347,394)	(16,420,035)	1,478,928	2,278	(13,516,724)	86,697
Annuity Reserves:
• Annuity Payments	(178,492)	(135,904)	—	—	(259,736)	—
• Receipt (reimbursement) of mortality guarantee adjustment	(36,217)	10,972	—	—	(13,383)	—
	(214,709)	(124,932)	—	—	(273,119)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,562,103)	(16,544,967)	1,478,928	2,278	(13,789,843)	86,697
TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,269,160)	(658,514)	2,598,318	9,343	(16,047,418)	(352,733)
NET ASSETS AT DECEMBER 31, 2015	204,859,975	250,069,882	20,921,449	240,363	156,539,067	26,998,308
Changes From Operations:
• Net investment income (loss)	(600,471)	(1,841,425)	(219,443)	(1,820)	1,584,045	204,611
• Net realized gain (loss) on investments	22,395,479	36,845,872	3,049,299	64,255	18,820,368	3,096,881
• Net change in unrealized appreciation or depreciation on investments	36,090,939	(18,699,763)	(1,293,002)	(78,410)	210,130	340,134
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,885,947	16,304,684	1,536,854	(15,975)	20,614,543	3,641,626
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,268,840	3,959,701	2,709,479	188	3,735,899	3,193,834
• Contract withdrawals & transfers to annuity reserves	(18,384,272)	(19,505,462)	(1,981,862)	(7,981)	(14,472,888)	(2,801,738)
• Contract transfers	(61,084)	(11,367,260)	48,367	19,701	5,490,955	873,581
	(11,176,516)	(26,913,021)	775,984	11,908	(5,246,034)	1,265,677
Annuity Reserves:
• Annuity Payments	(174,659)	(122,337)	—	—	(256,309)	(815)
• Receipt (reimbursement) of mortality guarantee adjustment	18,572	13,234	—	—	40,846	(425)
	(156,087)	(109,103)	—	—	(215,463)	(1,240)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,332,603)	(27,022,124)	775,984	11,908	(5,461,497)	1,264,437
TOTAL INCREASE (DECREASE) IN NET ASSETS	46,553,344	(10,717,440)	2,312,838	(4,067)	15,153,046	4,906,063
NET ASSETS AT DECEMBER 31, 2016	$251,413,319	$239,352,442	$23,234,287	$236,296	$171,692,113	$31,904,371

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Deutsche Alternative Asset Allocation VIP Portfolio Class A Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class B Subaccount	Deutsche Equity 500 Index VIP Portfolio Class A Subaccount	Deutsche Equity 500 Index VIP Portfolio Class B Subaccount	Deutsche Small Cap Index VIP Portfolio Class A Subaccount	Fidelity VIP Contrafund Portfolio Service Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class 2 Subaccount
NET ASSETS JANUARY 1, 2015	$4,050,406	$2,335,872	$140,520	$1,665	$1,522,025	$246,911,505	$66,039,750
Changes From Operations:
• Net investment income (loss)	74,695	38,416	1,481	3	(1,255)	(282,897)	(127,126)
• Net realized gain (loss) on investments	1,475	(9,297)	10,411	120	165,758	28,004,829	6,802,749
• Net change in unrealized appreciation or depreciation on investments	(333,505)	(195,414)	(11,013)	(132)	(236,785)	(28,543,023)	(7,060,290)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(257,335)	(166,295)	879	(9)	(72,282)	(821,091)	(384,667)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	199,655	437,409	2,586	3,260	3,081	5,470,785	6,793,791
• Contract withdrawals & transfers to annuity reserves	(344,928)	(131,178)	(4,485)	(25)	(94,001)	(22,044,110)	(6,217,066)
• Contract transfers	(397,637)	(492,626)	(905)	—	(73,023)	(6,600,590)	(205,148)
	(542,910)	(186,395)	(2,804)	3,235	(163,943)	(23,173,915)	371,577
Annuity Reserves:
• Annuity Payments	(3,112)	—	(9,647)	—	(45,554)	(258,570)	—
• Receipt (reimbursement) of mortality guarantee adjustment	238	—	3,324	—	5,850	5,871	—
	(2,874)	—	(6,323)	—	(39,704)	(252,699)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(545,784)	(186,395)	(9,127)	3,235	(203,647)	(23,426,614)	371,577
TOTAL INCREASE (DECREASE) IN NET ASSETS	(803,119)	(352,690)	(8,248)	3,226	(275,929)	(24,247,705)	(13,090)
NET ASSETS AT DECEMBER 31, 2015	3,247,287	1,983,182	132,272	4,891	1,246,096	222,663,800	66,026,660
Changes From Operations:
• Net investment income (loss)	39,562	19,045	1,981	40	(848)	(673,338)	(245,465)
• Net realized gain (loss) on investments	(49,087)	(13,595)	12,888	457	155,702	21,662,882	5,874,645
• Net change in unrealized appreciation or depreciation on investments	140,214	71,201	(755)	249	68,881	(7,291,770)	(1,266,223)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	130,689	76,651	14,114	746	223,735	13,697,774	4,362,957
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	157,213	371,482	2,586	3,389	2,819	4,418,626	6,658,357
• Contract withdrawals & transfers to annuity reserves	(153,574)	(198,317)	(2,267)	(26)	(75,020)	(18,491,054)	(5,908,809)
• Contract transfers	(500,664)	(86,399)	(271)	—	(16,121)	(11,319,902)	(2,160,716)
	(497,025)	86,766	48	3,363	(88,322)	(25,392,330)	(1,411,168)
Annuity Reserves:
• Annuity Payments	(2,512)	—	(9,553)	—	(66,600)	(243,271)	—
• Receipt (reimbursement) of mortality guarantee adjustment	239	—	3,761	—	(7,701)	24,777	—
	(2,273)	—	(5,792)	—	(74,301)	(218,494)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(499,298)	86,766	(5,744)	3,363	(162,623)	(25,610,824)	(1,411,168)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(368,609)	163,417	8,370	4,109	61,112	(11,913,050)	2,951,789
NET ASSETS AT DECEMBER 31, 2016	$2,878,678	$2,146,599	$140,642	$9,000	$1,307,208	$210,750,750	$68,978,449

See accompanying notes.

	Fidelity VIP Growth Portfolio Service Class Subaccount	Fidelity VIP Growth Portfolio Service Class 2 Subaccount	Fidelity VIP Mid Cap Portfolio Service Class 2 Subaccount	Franklin Income VIP Fund Class 2 Subaccount	Franklin Mutual Shares VIP Fund Class 2 Subaccount	Invesco V.I. Core Equity Fund Series I Subaccount
NET ASSETS JANUARY 1, 2015	$81,226,042	$12,759,246	$2,913,670	$2,242,063	$1,922,197	$42,413
Changes From Operations:
• Net investment income (loss)	(684,283)	(132,975)	(26,094)	66,376	36,348	(5)
• Net realized gain (loss) on investments	5,297,530	807,359	386,281	10,406	183,100	5,294
• Net change in unrealized appreciation or depreciation on investments	55,287	83,306	(427,395)	(242,343)	(330,863)	(8,139)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,668,534	757,690	(67,208)	(165,561)	(111,415)	(2,850)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,981,517	1,955,357	28,571	18,135	16,856	—
• Contract withdrawals & transfers to annuity reserves	(7,662,948)	(1,564,840)	(183,653)	(193,375)	(91,146)	(2,046)
• Contract transfers	632,244	1,115,757	(64,881)	(165,914)	(50,199)	71
	(5,049,187)	1,506,274	(219,963)	(341,154)	(124,489)	(1,975)
Annuity Reserves:
• Annuity Payments	(58,493)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	5,431	—	—	—	—	—
	(53,062)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,102,249)	1,506,274	(219,963)	(341,154)	(124,489)	(1,975)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(433,715)	2,263,964	(287,171)	(506,715)	(235,904)	(4,825)
NET ASSETS AT DECEMBER 31, 2015	80,792,327	15,023,210	2,626,499	1,735,348	1,686,293	37,588
Changes From Operations:
• Net investment income (loss)	(750,074)	(151,754)	(22,071)	65,066	11,731	(69)
• Net realized gain (loss) on investments	10,047,975	1,648,817	175,260	(8,436)	177,881	2,717
• Net change in unrealized appreciation or depreciation on investments	(9,639,829)	(1,538,222)	101,215	147,497	30,713	(1,464)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(341,928)	(41,159)	254,404	204,127	220,325	1,184
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,804,406	2,424,555	5,153	1,080	3,302	—
• Contract withdrawals & transfers to annuity reserves	(7,176,947)	(948,428)	(236,183)	(335,311)	(97,686)	—
• Contract transfers	(5,381,205)	(436,609)	(100,320)	11,474	(204,002)	(12,522)
	(10,753,746)	1,039,518	(331,350)	(322,757)	(298,386)	(12,522)
Annuity Reserves:
• Annuity Payments	(59,714)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	3,273	—	(8,729)	—	—	—
	(56,441)	—	(8,729)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,810,187)	1,039,518	(340,079)	(322,757)	(298,386)	(12,522)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,152,115)	998,359	(85,675)	(118,630)	(78,061)	(11,338)
NET ASSETS AT DECEMBER 31, 2016	$69,640,212	$16,021,569	$2,540,824	$1,616,718	$1,608,232	$26,250

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Invesco V.I. International Growth Fund Series I Subaccount	Janus Aspen Global Research Portfolio Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$64,262	$328,598	$189,089,130	$286,359,705	$8,026,464	$552,404	$100,915
Changes From Operations:
• Net investment income (loss)	(63)	115	(1,821,794)	1,713,759	37,497	5,275	1,920
• Net realized gain (loss) on investments	8,627	4,442	22,606,890	3,340,531	104,360	(84,943)	(1,957)
• Net change in unrealized appreciation or depreciation on investments	(8,580)	(12,745)	(30,677,049)	(21,019,099)	(623,736)	(105,171)	(40,914)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16)	(8,188)	(9,891,953)	(15,964,809)	(481,879)	(184,839)	(40,951)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	740	7,123,504	4,982,734	941,752	36,638	134,972
• Contract withdrawals & transfers to annuity reserves	(2,953)	(13,609)	(16,633,541)	(25,387,614)	(776,751)	(28,370)	(4,953)
• Contract transfers	(16,780)	—	(6,957,943)	(10,483,842)	(401,371)	324,408	82,185
	(19,733)	(12,869)	(16,467,980)	(30,888,722)	(236,370)	332,676	212,204
Annuity Reserves:
• Annuity Payments	—	(3,493)	(58,317)	(297,206)	—	(1,573)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	944	(8,272)	16,191	—	124	—
	—	(2,549)	(66,589)	(281,015)	—	(1,449)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,733)	(15,418)	(16,534,569)	(31,169,737)	(236,370)	331,227	212,204
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,749)	(23,606)	(26,426,522)	(47,134,546)	(718,249)	146,388	171,253
NET ASSETS AT DECEMBER 31, 2015	44,513	304,992	162,662,608	239,225,159	7,308,215	698,792	272,168
Changes From Operations:
• Net investment income (loss)	44	1,451	(788,612)	1,992,778	49,257	28,334	16,489
• Net realized gain (loss) on investments	426	2,070	17,344,906	2,826,370	110,932	(176,712)	(45,042)
• Net change in unrealized appreciation or depreciation on investments	(1,195)	696	(9,957,587)	19,069,262	576,252	182,915	51,400
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(725)	4,217	6,598,707	23,888,410	736,441	34,537	22,847
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	730	5,926,049	4,247,573	840,451	30,680	184,719
• Contract withdrawals & transfers to annuity reserves	(1,282)	(7,468)	(13,080,740)	(20,764,053)	(859,077)	(72,201)	(14,023)
• Contract transfers	(76)	—	(11,606,270)	(8,236,946)	(345,434)	(690,852)	(465,711)
	(1,358)	(6,738)	(18,760,961)	(24,753,426)	(364,060)	(732,373)	(295,015)
Annuity Reserves:
• Annuity Payments	—	(3,129)	(53,240)	(295,013)	—	(1,213)	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	1,006	4,612	6,644	—	257	—
	—	(2,123)	(48,628)	(288,369)	—	(956)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,358)	(8,861)	(18,809,589)	(25,041,795)	(364,060)	(733,329)	(295,015)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,083)	(4,644)	(12,210,882)	(1,153,385)	372,381	(698,792)	(272,168)
NET ASSETS AT DECEMBER 31, 2016	$42,430	$300,348	$150,451,726	$238,071,774	$7,680,596	$—	$—
See accompanying notes.

	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$20,396,147	$5,883,069	$259,488,584	$2,618,398	$237,554	$381,350
Changes From Operations:
• Net investment income (loss)	29,533	13,376	(2,486,400)	(26,502)	(12,395)	(4,652)
• Net realized gain (loss) on investments	(400,888)	(70,283)	9,586,230	87,969	(37,604)	18,496
• Net change in unrealized appreciation or depreciation on investments	(310,320)	(179,045)	(6,219,925)	(57,922)	(109,184)	(40,029)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(681,675)	(235,952)	879,905	3,545	(159,183)	(26,185)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	596,737	962,569	4,535,655	373,177	12,607	49,482
• Contract withdrawals & transfers to annuity reserves	(2,092,961)	(474,161)	(22,341,694)	(241,812)	(175,455)	(56,966)
• Contract transfers	(1,752,109)	(641,026)	(7,142,436)	(72,166)	1,090,200	64,436
	(3,248,333)	(152,618)	(24,948,475)	59,199	927,352	56,952
Annuity Reserves:
• Annuity Payments	(28,577)	—	(101,411)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	1,534	—	(6,179)	—	—	—
	(27,043)	—	(107,590)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,275,376)	(152,618)	(25,056,065)	59,199	927,352	56,952
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,957,051)	(388,570)	(24,176,160)	62,744	768,169	30,767
NET ASSETS AT DECEMBER 31, 2015	16,439,096	5,494,499	235,312,424	2,681,142	1,005,723	412,117
Changes From Operations:
• Net investment income (loss)	33,520	(8,922)	(1,194,244)	(19,265)	(8,772)	(4,310)
• Net realized gain (loss) on investments	(370,263)	(42,491)	8,484,094	75,187	(56,485)	4,421
• Net change in unrealized appreciation or depreciation on investments	728,796	177,918	(13,071,403)	(128,307)	66,780	2,901
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	392,053	126,505	(5,781,553)	(72,385)	1,523	3,012
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	450,644	915,774	3,904,919	265,611	12,307	69,242
• Contract withdrawals & transfers to annuity reserves	(1,619,979)	(553,814)	(19,019,901)	(257,039)	(59,950)	(76,079)
• Contract transfers	(1,786,389)	(89,983)	(8,368,304)	(140,129)	(135,571)	(46,513)
	(2,955,724)	271,977	(23,483,286)	(131,557)	(183,214)	(53,350)
Annuity Reserves:
• Annuity Payments	(27,888)	(427)	(76,494)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	(13,417)	(229)	10,348	—	—	—
	(41,305)	(656)	(66,146)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,997,029)	271,321	(23,549,432)	(131,557)	(183,214)	(53,350)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,604,976)	397,826	(29,330,985)	(203,942)	(181,691)	(50,338)
NET ASSETS AT DECEMBER 31, 2016	$13,834,120	$5,892,325	$205,981,439	$2,477,200	$824,032	$361,779

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Service Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Bond Fund Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$13,072,927	$5,404,936	$246,059,115	$25,792,538	$6,221,265	$118,447,134	$7,793,348
Changes From Operations:
• Net investment income (loss)	227,903	91,282	2,923,997	264,485	10,729	744,207	58,410
• Net realized gain (loss) on investments	511,979	170,685	2,978,678	137,620	(14,868)	6,329,993	431,220
• Net change in unrealized appreciation or depreciation on investments	(1,035,889)	(407,269)	(7,217,662)	(648,983)	(110,736)	(9,459,252)	(752,732)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(296,007)	(145,302)	(1,314,987)	(246,878)	(114,875)	(2,385,052)	(263,102)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	380,120	680,610	5,070,455	3,094,211	321,282	1,582,200	3,111,105
• Contract withdrawals & transfers to annuity reserves	(1,496,073)	(571,834)	(22,782,293)	(2,405,916)	(611,236)	(9,867,785)	(853,874)
• Contract transfers	(725,609)	(198,450)	(6,515,582)	(841,538)	(432,080)	(3,147,044)	(127,692)
	(1,841,562)	(89,674)	(24,227,420)	(153,243)	(722,034)	(11,432,629)	2,129,539
Annuity Reserves:
• Annuity Payments	(8,056)	—	(619,671)	—	(2,153)	(100,828)	—
• Receipt (reimbursement) of mortality guarantee adjustment	890	—	50,562	—	303	(31,177)	—
	(7,166)	—	(569,109)	—	(1,850)	(132,005)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,848,728)	(89,674)	(24,796,529)	(153,243)	(723,884)	(11,564,634)	2,129,539
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,144,735)	(234,976)	(26,111,516)	(400,121)	(838,759)	(13,949,686)	1,866,437
NET ASSETS AT DECEMBER 31, 2015	10,928,192	5,169,960	219,947,599	25,392,417	5,382,506	104,497,448	9,659,785
Changes From Operations:
• Net investment income (loss)	327,307	155,691	3,398,332	367,656	(51,989)	674,149	61,821
• Net realized gain (loss) on investments	275,496	121,025	5,004,892	373,865	(46,634)	10,145,575	988,378
• Net change in unrealized appreciation or depreciation on investments	(619,531)	(291,644)	(4,436,487)	(405,594)	136,385	(6,478,242)	(567,881)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(16,728)	(14,928)	3,966,737	335,927	37,762	4,341,482	482,318
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	333,269	638,467	4,359,418	3,087,626	260,087	1,495,052	2,921,544
• Contract withdrawals & transfers to annuity reserves	(833,635)	(409,031)	(22,804,421)	(2,663,707)	(522,318)	(8,705,607)	(1,071,195)
• Contract transfers	(433,690)	(107,864)	(4,718,399)	(1,230)	(768,193)	(3,800,789)	(520,414)
	(934,056)	121,572	(23,163,402)	422,689	(1,030,424)	(11,011,344)	1,329,935
Annuity Reserves:
• Annuity Payments	(7,709)	—	(607,279)	—	(2,026)	(96,273)	—
• Receipt (reimbursement) of mortality guarantee adjustment	1,200	—	90,719	—	416	(13,959)	—
	(6,509)	—	(516,560)	—	(1,610)	(110,232)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(940,565)	121,572	(23,679,962)	422,689	(1,032,034)	(11,121,576)	1,329,935
TOTAL INCREASE (DECREASE) IN NET ASSETS	(957,293)	106,644	(19,713,225)	758,616	(994,272)	(6,780,094)	1,812,253
NET ASSETS AT DECEMBER 31, 2016	$9,970,899	$5,276,604	$200,234,374	$26,151,033	$4,388,234	$97,717,354	$11,472,038

See accompanying notes.

	LVIP Delaware Foundation Conservative Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Conservative Allocation Fund Service Class Subaccount	LVIP Delaware Foundation Moderate Allocation Fund Standard Class Subaccount	LVIP Delaware Foundation Moderate Allocation Fund Service Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$233,035,159	$6,601,949	$5,762,619	$7,533,820	$606,194,398	$20,439,084
Changes From Operations:
• Net investment income (loss)	3,631,041	107,174	69,610	91,056	2,420,582	28,653
• Net realized gain (loss) on investments	9,248,646	281,240	249,604	290,281	81,461,984	2,662,885
• Net change in unrealized appreciation or depreciation on investments	(16,752,495)	(542,957)	(455,592)	(612,876)	(92,472,751)	(3,113,357)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,872,808)	(154,543)	(136,378)	(231,539)	(8,590,185)	(421,819)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,857,628	1,056,489	128,353	2,988,356	7,817,912	2,602,587
• Contract withdrawals & transfers to annuity reserves	(20,799,585)	(682,823)	(865,265)	(686,618)	(51,776,999)	(1,582,057)
• Contract transfers	(5,572,808)	(35,344)	907,308	(406,635)	(11,934,157)	(87,209)
	(22,514,765)	338,322	170,396	1,895,103	(55,893,244)	933,321
Annuity Reserves:
• Annuity Payments	(190,780)	—	(2,482)	—	(284,614)	—
• Receipt (reimbursement) of mortality guarantee adjustment	3,792	—	371	—	24,262	—
	(186,988)	—	(2,111)	—	(260,352)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(22,701,753)	338,322	168,285	1,895,103	(56,153,596)	933,321
TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,574,561)	183,779	31,907	1,663,564	(64,743,781)	511,502
NET ASSETS AT DECEMBER 31, 2015	206,460,598	6,785,728	5,794,526	9,197,384	541,450,617	20,950,586
Changes From Operations:
• Net investment income (loss)	2,796,087	87,065	45,939	84,644	2,665,153	52,746
• Net realized gain (loss) on investments	5,585,877	201,131	277,536	533,224	74,659,821	2,823,849
• Net change in unrealized appreciation or depreciation on investments	(1,299,110)	(56,098)	(98,707)	(261,911)	(50,221,104)	(1,765,515)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,082,854	232,098	224,768	355,957	27,103,870	1,111,080
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,550,333	937,285	231,755	3,181,022	6,869,125	2,689,371
• Contract withdrawals & transfers to annuity reserves	(20,325,714)	(642,481)	(719,960)	(1,221,361)	(44,124,846)	(1,674,782)
• Contract transfers	(6,427,467)	(485,090)	150,352	349,777	(20,230,344)	(669,244)
	(24,202,848)	(190,286)	(337,853)	2,309,438	(57,486,065)	345,345
Annuity Reserves:
• Annuity Payments	(170,076)	—	(2,326)	—	(247,594)	—
• Receipt (reimbursement) of mortality guarantee adjustment	44,653	—	398	—	44,028	—
	(125,423)	—	(1,928)	—	(203,566)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,328,271)	(190,286)	(339,781)	2,309,438	(57,689,631)	345,345
TOTAL INCREASE (DECREASE) IN NET ASSETS	(17,245,417)	41,812	(115,013)	2,665,395	(30,585,761)	1,456,425
NET ASSETS AT DECEMBER 31, 2016	$189,215,181	$6,827,540	$5,679,513	$11,862,779	$510,864,856	$22,407,011

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Delaware Special Opportunities Fund Standard Class Subaccount	LVIP Delaware Special Opportunities Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS JANUARY 1, 2015	$465,482,477	$33,630,945	$1,087,164,514	$7,569,314	$524,064	$269,708	$21,380,454
Changes From Operations:
• Net investment income (loss)	864,400	(39,058)	5,772,171	19,317	2,514	(210)	162,306
• Net realized gain (loss) on investments	43,435,113	2,649,162	147,994,682	1,052,446	(20,925)	2,164	916,852
• Net change in unrealized appreciation or depreciation on investments	(46,480,938)	(2,981,794)	(182,993,334)	(1,335,885)	(33,772)	(35,983)	(1,571,444)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,181,425)	(371,690)	(29,226,481)	(264,122)	(52,183)	(34,029)	(492,286)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,189,675	3,278,833	11,092,049	868,016	21,756	53,473	665,282
• Contract withdrawals & transfers to annuity reserves	(39,311,594)	(3,043,989)	(93,068,804)	(592,000)	(9,737)	(15,286)	(3,485,342)
• Contract transfers	(13,610,103)	(392,796)	(25,348,979)	(368,266)	45,929	45,571	(1,690,139)
	(46,732,022)	(157,952)	(107,325,734)	(92,250)	57,948	83,758	(4,510,199)
Annuity Reserves:
• Annuity Payments	(395,986)	—	(3,046,928)	—	—	—	(8,645)
• Receipt (reimbursement) of mortality guarantee adjustment	(20,557)	—	394,593	—	—	—	950
	(416,543)	—	(2,652,335)	—	—	—	(7,695)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(47,148,565)	(157,952)	(109,978,069)	(92,250)	57,948	83,758	(4,517,894)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,329,990)	(529,642)	(139,204,550)	(356,372)	5,765	49,729	(5,010,180)
NET ASSETS AT DECEMBER 31, 2015	416,152,487	33,101,303	947,959,964	7,212,942	529,829	319,437	16,370,274
Changes From Operations:
• Net investment income (loss)	2,857,629	133,595	5,945,068	21,107	2,994	897	155,721
• Net realized gain (loss) on investments	67,756,786	5,150,508	342,683,591	2,826,848	(12,557)	(2,930)	576,071
• Net change in unrealized appreciation or depreciation on investments	3,108,702	853,921	(232,356,002)	(1,875,662)	19,299	6,937	(151,848)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	73,723,117	6,138,024	116,272,657	972,293	9,736	4,904	579,944
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,200,323	3,135,921	9,987,133	904,281	26,386	121,007	291,097
• Contract withdrawals & transfers to annuity reserves	(38,289,742)	(2,903,047)	(83,232,484)	(794,769)	(17,018)	(35,944)	(1,907,015)
• Contract transfers	(11,463,359)	(194,415)	(26,683,609)	136,878	28,097	(7,026)	(1,369,855)
	(44,552,778)	38,459	(99,928,960)	246,390	37,465	78,037	(2,985,773)
Annuity Reserves:
• Annuity Payments	(382,448)	(912)	(2,838,039)	—	—	—	(7,830)
• Receipt (reimbursement) of mortality guarantee adjustment	94,771	(479)	523,158	—	—	—	950
	(287,677)	(1,391)	(2,314,881)	—	—	—	(6,880)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(44,840,455)	37,068	(102,243,841)	246,390	37,465	78,037	(2,992,653)
TOTAL INCREASE (DECREASE) IN NET ASSETS	28,882,662	6,175,092	14,028,816	1,218,683	47,201	82,941	(2,412,709)
NET ASSETS AT DECEMBER 31, 2016	$445,035,149	$39,276,395	$961,988,780	$8,431,625	$577,030	$402,378	$13,957,565

See accompanying notes.

	LVIP Global Conservative Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Income Fund Service Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS JANUARY 1, 2015	$20,715,765	$25,233,432	$47,295,648	$7,084,502	$4,585,694	$39,510,982
Changes From Operations:
• Net investment income (loss)	165,116	197,218	302,444	129,185	82,607	277,018
• Net realized gain (loss) on investments	538,885	537,866	581,954	17,172	28,798	1,180,886
• Net change in unrealized appreciation or depreciation on investments	(1,356,875)	(1,828,118)	(3,210,280)	(345,797)	(265,288)	(2,922,261)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(652,874)	(1,093,034)	(2,325,882)	(199,440)	(153,883)	(1,464,357)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,324,669	1,088,807	5,276,497	227,661	526,991	911,916
• Contract withdrawals & transfers to annuity reserves	(2,146,777)	(2,861,351)	(3,835,115)	(913,750)	(262,712)	(2,981,663)
• Contract transfers	(601,840)	(1,137,763)	(2,438,944)	(384,244)	(238,394)	(4,538,599)
	(423,948)	(2,910,307)	(997,562)	(1,070,333)	25,885	(6,608,346)
Annuity Reserves:
• Annuity Payments	(59,640)	(1,717)	—	(7,224)	—	(47,137)
• Receipt (reimbursement) of mortality guarantee adjustment	51	282	—	1,602	—	2,272
	(59,589)	(1,435)	—	(5,622)	—	(44,865)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(483,537)	(2,911,742)	(997,562)	(1,075,955)	25,885	(6,653,211)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,136,411)	(4,004,776)	(3,323,444)	(1,275,395)	(127,998)	(8,117,568)
NET ASSETS AT DECEMBER 31, 2015	19,579,354	21,228,656	43,972,204	5,809,107	4,457,696	31,393,414
Changes From Operations:
• Net investment income (loss)	161,780	161,528	282,524	(55,117)	(50,694)	196,013
• Net realized gain (loss) on investments	630,918	329,144	482,384	(56,994)	(10,219)	896,150
• Net change in unrealized appreciation or depreciation on investments	(83,267)	178,188	686,198	99,821	21,609	(239,220)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	709,431	668,860	1,451,106	(12,290)	(39,304)	852,943
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,163,908	893,969	4,473,562	204,118	468,027	843,281
• Contract withdrawals & transfers to annuity reserves	(2,492,013)	(2,297,880)	(4,478,757)	(627,245)	(412,716)	(3,390,776)
• Contract transfers	(1,776,014)	(1,925,491)	(2,537,506)	(702,483)	(48,005)	(2,777,892)
	(2,104,119)	(3,329,402)	(2,542,701)	(1,125,610)	7,306	(5,325,387)
Annuity Reserves:
• Annuity Payments	(24,599)	(1,574)	—	(5,571)	—	(42,111)
• Receipt (reimbursement) of mortality guarantee adjustment	(4,365)	351	—	(6,312)	—	2,618
	(28,964)	(1,223)	—	(11,883)	—	(39,493)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,133,083)	(3,330,625)	(2,542,701)	(1,137,493)	7,306	(5,364,880)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,423,652)	(2,661,765)	(1,091,595)	(1,149,783)	(31,998)	(4,511,937)
NET ASSETS AT DECEMBER 31, 2016	$18,155,702	$18,566,891	$42,880,609	$4,659,324	$4,425,698	$26,881,477

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Global Moderate Allocation Managed Risk Fund Service Class Subaccount	LVIP Government Money Market Fund Standard Class Subaccount	LVIP Government Money Market Fund Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class Subaccount	LVIP Managed Risk Profile 2010 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2010 Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$55,911,930	$47,695,294	$7,795,109	$967,495	$266,264	$3,214,511	$1,686,649
Changes From Operations:
• Net investment income (loss)	375,638	(446,063)	(73,824)	(2,258)	(1,431)	29,387	6,827
• Net realized gain (loss) on investments	937,073	—	—	4,829	9,926	218,702	166,370
• Net change in unrealized appreciation or depreciation on investments	(3,861,432)	—	—	(97,220)	(39,397)	(330,852)	(210,727)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,548,721)	(446,063)	(73,824)	(94,649)	(30,902)	(82,763)	(37,530)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,456,785	1,793,387	1,333,224	30,033	153,078	72,841	311,201
• Contract withdrawals & transfers to annuity reserves	(5,737,144)	(7,115,659)	(1,443,602)	(138,691)	(32,728)	(212,596)	(695,352)
• Contract transfers	(1,594,501)	2,360,912	(87,663)	292,780	71,996	207,742	34,147
	(874,860)	(2,961,360)	(198,041)	184,122	192,346	67,987	(350,004)
Annuity Reserves:
• Annuity Payments	(1,474)	(46,892)	—	—	—	(2,157)	—
• Receipt (reimbursement) of mortality guarantee adjustment	91	6,631	—	—	—	22,915	—
	(1,383)	(40,261)	—	—	—	20,758	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(876,243)	(3,001,621)	(198,041)	184,122	192,346	88,745	(350,004)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,424,964)	(3,447,684)	(271,865)	89,473	161,444	5,982	(387,534)
NET ASSETS AT DECEMBER 31, 2015	52,486,966	44,247,610	7,523,244	1,056,968	427,708	3,220,493	1,299,115
Changes From Operations:
• Net investment income (loss)	247,188	(420,200)	(72,873)	48	(2,437)	30,072	11,535
• Net realized gain (loss) on investments	1,500,367	—	—	(13,740)	928	176,533	64,874
• Net change in unrealized appreciation or depreciation on investments	(280,715)	—	—	109,461	55,405	(98,448)	(32,860)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,466,840	(420,200)	(72,873)	95,769	53,896	108,157	43,549
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,338,585	931,607	1,290,524	36,915	170,008	53,593	266,818
• Contract withdrawals & transfers to annuity reserves	(6,596,634)	(7,640,445)	(1,750,690)	(141,567)	(46,994)	(354,754)	(150,786)
• Contract transfers	(3,789,965)	3,966,600	357,650	597,562	96,517	158,575	52,254
	(5,048,014)	(2,742,238)	(102,516)	492,910	219,531	(142,586)	168,286
Annuity Reserves:
• Annuity Payments	(1,355)	(56,529)	—	—	—	(3,547)	—
• Receipt (reimbursement) of mortality guarantee adjustment	(1,566)	10,857	—	—	—	366	—
	(2,921)	(45,672)	—	—	—	(3,181)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,050,935)	(2,787,910)	(102,516)	492,910	219,531	(145,767)	168,286
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,584,095)	(3,208,110)	(175,389)	588,679	273,427	(37,610)	211,835
NET ASSETS AT DECEMBER 31, 2016	$48,902,871	$41,039,500	$7,347,855	$1,645,647	$701,135	$3,182,883	$1,510,950

See accompanying notes.

	LVIP Managed Risk Profile 2020 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2020 Fund Service Class Subaccount	LVIP Managed Risk Profile 2030 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2030 Fund Service Class Subaccount	LVIP Managed Risk Profile 2040 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2040 Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$12,925,275	$12,716,605	$9,039,939	$16,224,117	$2,777,142	$16,407,454
Changes From Operations:
• Net investment income (loss)	101,304	79,006	68,865	98,443	22,605	93,136
• Net realized gain (loss) on investments	721,340	637,975	721,024	1,165,176	254,677	1,306,691
• Net change in unrealized appreciation or depreciation on investments	(1,225,004)	(1,180,186)	(1,118,390)	(1,955,027)	(400,049)	(2,189,787)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(402,360)	(463,205)	(328,501)	(691,408)	(122,767)	(789,960)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	479,728	2,231,366	502,708	3,958,082	144,590	4,442,458
• Contract withdrawals & transfers to annuity reserves	(1,361,296)	(2,317,479)	(1,499,366)	(1,970,785)	(459,205)	(2,546,463)
• Contract transfers	266,625	386,816	722,954	(555,804)	483,800	(524,198)
	(614,943)	300,703	(273,704)	1,431,493	169,185	1,371,797
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(614,943)	300,703	(273,704)	1,431,493	169,185	1,371,797
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,017,303)	(162,502)	(602,205)	740,085	46,418	581,837
NET ASSETS AT DECEMBER 31, 2015	11,907,972	12,554,103	8,437,734	16,964,202	2,823,560	16,989,291
Changes From Operations:
• Net investment income (loss)	105,805	106,320	89,548	149,735	22,720	135,172
• Net realized gain (loss) on investments	422,757	429,655	206,262	478,451	57,596	395,713
• Net change in unrealized appreciation or depreciation on investments	(165,570)	(140,943)	(71,926)	(166,995)	(10,965)	(54,579)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	362,992	395,032	223,884	461,191	69,351	476,306
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	419,784	2,205,736	493,264	4,303,452	113,216	5,194,965
• Contract withdrawals & transfers to annuity reserves	(1,947,526)	(1,836,156)	(776,898)	(1,880,958)	(148,125)	(2,769,168)
• Contract transfers	(36,718)	(141,694)	507,208	(680,813)	(242,023)	(490,841)
	(1,564,460)	227,886	223,574	1,741,681	(276,932)	1,934,956
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,564,460)	227,886	223,574	1,741,681	(276,932)	1,934,956
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,201,468)	622,918	447,458	2,202,872	(207,581)	2,411,262
NET ASSETS AT DECEMBER 31, 2016	$10,706,504	$13,177,021	$8,885,192	$19,167,074	$2,615,979	$19,400,553

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Managed Risk Profile 2050 Fund Standard Class Subaccount	LVIP Managed Risk Profile 2050 Fund Service Class Subaccount	LVIP MFS International Growth Fund Service Class Subaccount	LVIP MFS Value Fund Service Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Service Class Subaccount	LVIP SSGA Bond Index Fund Standard Class Subaccount
NET ASSETS JANUARY 1, 2015	$293,131	$3,075,039	$585,594	$2,359,533	$219,920,959	$18,268,532	$5,515,780
Changes From Operations:
• Net investment income (loss)	3,044	28,303	(1,744)	14,727	3,896,613	328,815	81,676
• Net realized gain (loss) on investments	(4,243)	(2,047)	17,426	136,166	4,648,512	(6,654)	20,085
• Net change in unrealized appreciation or depreciation on investments	(21,903)	(276,026)	(18,697)	(193,115)	(17,422,439)	(1,298,095)	(141,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,102)	(249,770)	(3,015)	(42,222)	(8,877,314)	(975,934)	(39,727)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	29,533	2,634,454	13,303	6,853	4,107,767	2,034,354	103,356
• Contract withdrawals & transfers to annuity reserves	(25,327)	(520,112)	(37,699)	(101,763)	(19,870,305)	(1,269,730)	(552,700)
• Contract transfers	140,010	71,260	(9,525)	(27,120)	(5,419,718)	(171,542)	258,564
	144,216	2,185,602	(33,921)	(122,030)	(21,182,256)	593,082	(190,780)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(114,601)	—	(6,178)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	13,324	—	325
	—	—	—	—	(101,277)	—	(5,853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	144,216	2,185,602	(33,921)	(122,030)	(21,283,533)	593,082	(196,633)
TOTAL INCREASE (DECREASE) IN NET ASSETS	121,114	1,935,832	(36,936)	(164,252)	(30,160,847)	(382,852)	(236,360)
NET ASSETS AT DECEMBER 31, 2015	414,245	5,010,871	548,658	2,195,281	189,760,112	17,885,680	5,279,420
Changes From Operations:
• Net investment income (loss)	6,495	62,192	157	11,731	3,340,499	316,610	85,976
• Net realized gain (loss) on investments	(6,034)	25,100	8,961	240,520	8,627,943	486,988	33,521
• Net change in unrealized appreciation or depreciation on investments	15,109	151,293	(7,908)	7,104	(6,833,397)	(315,121)	(60,665)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,570	238,585	1,210	259,355	5,135,045	488,477	58,832
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	38,701	3,353,942	316	285	3,569,904	1,932,346	161,171
• Contract withdrawals & transfers to annuity reserves	(13,306)	(779,907)	(39,542)	(300,060)	(16,225,009)	(1,371,669)	(780,255)
• Contract transfers	124,479	(115,477)	5,268	(41,956)	(9,844,950)	(850,871)	2,132,849
	149,874	2,458,558	(33,958)	(341,731)	(22,500,055)	(290,194)	1,513,765
Annuity Reserves:
• Annuity Payments	—	—	—	—	(102,119)	(514)	(6,427)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	4,928	(277)	450
	—	—	—	—	(97,191)	(791)	(5,977)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	149,874	2,458,558	(33,958)	(341,731)	(22,597,246)	(290,985)	1,507,788
TOTAL INCREASE (DECREASE) IN NET ASSETS	165,444	2,697,143	(32,748)	(82,376)	(17,462,201)	197,492	1,566,620
NET ASSETS AT DECEMBER 31, 2016	$579,689	$7,708,014	$515,910	$2,112,905	$172,297,911	$18,083,172	$6,846,040
See accompanying notes.

	LVIP SSGA Bond Index Fund Service Class Subaccount	LVIP SSGA Developed International 150 Fund Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Service Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$1,966,509	$78,018	$21,423,937	$7,231,954	$8,428,621	$18,034,099
Changes From Operations:
• Net investment income (loss)	36,183	1,550	652,602	230,433	153,338	277,691
• Net realized gain (loss) on investments	3,126	8,868	(767,497)	(164,542)	59,636	247,533
• Net change in unrealized appreciation or depreciation on investments	(69,238)	(15,947)	(4,019,662)	(1,515,972)	(811,969)	(1,814,358)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(29,929)	(5,529)	(4,134,557)	(1,450,081)	(598,995)	(1,289,134)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	413,527	2,494	914,423	1,454,602	528,464	1,457,743
• Contract withdrawals & transfers to annuity reserves	(189,251)	(6,273)	(1,910,188)	(567,903)	(636,187)	(1,283,759)
• Contract transfers	569,515	23,201	1,000,200	(48,567)	(406,136)	(1,598,332)
	793,791	19,422	4,435	838,132	(513,859)	(1,424,348)
Annuity Reserves:
• Annuity Payments	(141)	—	(9,009)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	297	—	—	—
	(141)	—	(8,712)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	793,650	19,422	(4,277)	838,132	(513,859)	(1,424,348)
TOTAL INCREASE (DECREASE) IN NET ASSETS	763,721	13,893	(4,138,834)	(611,949)	(1,112,854)	(2,713,482)
NET ASSETS AT DECEMBER 31, 2015	2,730,230	91,911	17,285,103	6,620,005	7,315,767	15,320,617
Changes From Operations:
• Net investment income (loss)	38,296	2,058	350,121	138,774	58,420	91,261
• Net realized gain (loss) on investments	12,480	(1,070)	(1,071,168)	(174,385)	(4,632)	86,376
• Net change in unrealized appreciation or depreciation on investments	(37,779)	6,870	3,139,488	1,030,173	262,050	448,446
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,997	7,858	2,418,441	994,562	315,838	626,083
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	604,086	—	825,541	1,391,450	411,392	1,249,199
• Contract withdrawals & transfers to annuity reserves	(630,494)	(8,340)	(1,612,642)	(533,577)	(436,225)	(1,904,847)
• Contract transfers	957,834	6,352	625,923	274,781	(966,778)	(904,179)
	931,426	(1,988)	(161,178)	1,132,654	(991,611)	(1,559,827)
Annuity Reserves:
• Annuity Payments	(1,692)	—	(7,309)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	31	—	190	—	—	—
	(1,661)	—	(7,119)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	929,765	(1,988)	(168,297)	1,132,654	(991,611)	(1,559,827)
TOTAL INCREASE (DECREASE) IN NET ASSETS	942,762	5,870	2,250,144	2,127,216	(675,773)	(933,744)
NET ASSETS AT DECEMBER 31, 2016	$3,672,992	$97,781	$19,535,247	$8,747,221	$6,639,994	$14,386,873

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA International Index Fund Standard Class Subaccount	LVIP SSGA International Index Fund Service Class Subaccount	LVIP SSGA International Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund Service Class Subaccount	LVIP SSGA Large Cap 100 Fund Service Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$2,799,500	$2,188,127	$—	$—	$423,763	$355,803,933	$57,815,303
Changes From Operations:
• Net investment income (loss)	60,055	32,202	—	—	3,240	2,910,124	429,741
• Net realized gain (loss) on investments	14,229	26,290	—	—	50,116	9,898,663	1,056,919
• Net change in unrealized appreciation or depreciation on investments	(240,486)	(128,807)	—	—	(75,091)	(12,035,837)	(1,557,982)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(166,202)	(70,315)	—	—	(21,735)	772,950	(71,322)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	168,359	475,266	—	—	7,517	7,672,480	7,829,219
• Contract withdrawals & transfers to annuity reserves	(341,413)	(200,175)	—	—	(19,095)	(30,900,497)	(5,083,711)
• Contract transfers	1,212,618	100,984	—	—	(82,166)	(5,519,584)	603,773
	1,039,564	376,075	—	—	(93,744)	(28,747,601)	3,349,281
Annuity Reserves:
• Annuity Payments	(615)	—	—	—	—	(328,231)	(668)
• Receipt (reimbursement) of mortality guarantee adjustment	109	—	—	—	—	10,848	25
	(506)	—	—	—	—	(317,383)	(643)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,039,058	376,075	—	—	(93,744)	(29,064,984)	3,348,638
TOTAL INCREASE (DECREASE) IN NET ASSETS	872,856	305,760	—	—	(115,479)	(28,292,034)	3,277,316
NET ASSETS AT DECEMBER 31, 2015	3,672,356	2,493,887	—	—	308,284	327,511,899	61,092,619
Changes From Operations:
• Net investment income (loss)	72,272	54,080	8,012	3,542	3,345	3,198,983	564,045
• Net realized gain (loss) on investments	(90,484)	(23,508)	(53)	(53)	24,958	11,115,354	1,472,227
• Net change in unrealized appreciation or depreciation on investments	(4,782)	(28,921)	(11,418)	(5,622)	25,280	18,310,689	4,554,466
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,994)	1,651	(3,459)	(2,133)	53,583	32,625,026	6,590,738
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	144,550	519,327	1,836	21,967	75	7,077,929	8,228,136
• Contract withdrawals & transfers to annuity reserves	(264,083)	(271,734)	(180)	(25)	(5,489)	(28,657,611)	(5,892,465)
• Contract transfers	(169,369)	219,948	857,153	503,640	84,293	(5,811,427)	1,311,133
	(288,902)	467,541	858,809	525,582	78,879	(27,391,109)	3,646,804
Annuity Reserves:
• Annuity Payments	(540)	—	(111)	—	—	(345,056)	(654)
• Receipt (reimbursement) of mortality guarantee adjustment	128	—	—	—	(35,178)	18,055	34
	(412)	—	(111)	—	(35,178)	(327,001)	(620)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(289,314)	467,541	858,698	525,582	43,701	(27,718,110)	3,646,184
TOTAL INCREASE (DECREASE) IN NET ASSETS	(312,308)	469,192	855,239	523,449	97,284	4,906,916	10,236,922
NET ASSETS AT DECEMBER 31, 2016	$3,360,048	$2,963,079	$855,239	$523,449	$405,568	$332,418,815	$71,329,541

See accompanying notes.

	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund Service Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Service Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Subaccount
NET ASSETS JANUARY 1, 2015	$47,593,259	$12,776,905	$776,915	$693,271	$180,765,762	$12,584,280
Changes From Operations:
• Net investment income (loss)	(54,353)	(44,060)	7,201	(7,086)	(1,598,176)	(138,164)
• Net realized gain (loss) on investments	2,548,529	594,538	118,345	113,372	16,886,368	1,146,023
• Net change in unrealized appreciation or depreciation on investments	(4,905,182)	(1,332,074)	(185,337)	(42,776)	(13,046,520)	(953,237)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,411,006)	(781,596)	(59,791)	63,510	2,241,672	54,622
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,080,658	1,243,274	15,211	9,660	4,067,964	1,811,537
• Contract withdrawals & transfers to annuity reserves	(4,762,716)	(1,085,093)	(34,035)	(149,635)	(15,592,994)	(1,125,467)
• Contract transfers	(1,607,584)	183,378	(26,524)	45,437	(761,683)	616,833
	(5,289,642)	341,559	(45,348)	(94,538)	(12,286,713)	1,302,903
Annuity Reserves:
• Annuity Payments	(12,285)	—	(1,438)	—	(45,807)	—
• Receipt (reimbursement) of mortality guarantee adjustment	664	—	38	—	5,630	—
	(11,621)	—	(1,400)	—	(40,177)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,301,263)	341,559	(46,748)	(94,538)	(12,326,890)	1,302,903
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,712,269)	(440,037)	(106,539)	(31,028)	(10,085,218)	1,357,525
NET ASSETS AT DECEMBER 31, 2015	39,880,990	12,336,868	670,376	662,243	170,680,544	13,941,805
Changes From Operations:
• Net investment income (loss)	150,199	23,812	5,812	(7,588)	(1,175,153)	(135,439)
• Net realized gain (loss) on investments	1,218,513	496,562	43,638	65,857	13,812,593	943,191
• Net change in unrealized appreciation or depreciation on investments	5,453,266	1,885,738	143,077	(54,352)	(2,308,055)	91,168
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,821,978	2,406,112	192,527	3,917	10,329,385	898,920
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	941,531	1,324,644	646	474	3,379,936	1,915,692
• Contract withdrawals & transfers to annuity reserves	(3,584,126)	(1,136,555)	(60,856)	(11,536)	(12,559,352)	(1,088,557)
• Contract transfers	(552,431)	187,981	(11,169)	39,834	(6,516,109)	(229,965)
	(3,195,026)	376,070	(71,379)	28,772	(15,695,525)	597,170
Annuity Reserves:
• Annuity Payments	(11,439)	—	(1,272)	—	(40,944)	—
• Receipt (reimbursement) of mortality guarantee adjustment	810	—	52	—	(26,845)	—
	(10,629)	—	(1,220)	—	(67,789)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,205,655)	376,070	(72,599)	28,772	(15,763,314)	597,170
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,616,323	2,782,182	119,928	32,689	(5,433,929)	1,496,090
NET ASSETS AT DECEMBER 31, 2016	$43,497,313	$15,119,050	$790,304	$694,932	$165,246,615	$15,437,895

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Vanguard Domestic Equity ETF Fund Service Class Subaccount	LVIP Vanguard International Equity ETF Fund Service Class Subaccount	LVIP Wellington Capital Growth Fund Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund Service Class Subaccount	MFS VIT Core Equity Series Initial Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount
NET ASSETS JANUARY 1, 2015	$10,095,574	$4,896,140	$33,292	$342,907	$7,555	$1,481,911	$189,070,913
Changes From Operations:
• Net investment income (loss)	45,224	80,924	(856)	(3,159)	52	19,318	5,182,457
• Net realized gain (loss) on investments	387,982	(8,372)	16,322	21,813	3,542	94,297	16,106,368
• Net change in unrealized appreciation or depreciation on investments	(632,698)	(504,569)	(11,883)	(25,967)	(3,440)	(131,547)	(47,155,789)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(199,492)	(432,017)	3,583	(7,313)	154	(17,932)	(25,866,964)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,437,252	743,973	3,408	3,656	—	15,276	3,764,410
• Contract withdrawals & transfers to annuity reserves	(1,405,201)	(479,018)	(4,003)	(34,812)	(419)	(58,307)	(16,476,370)
• Contract transfers	832,734	1,865,426	66,078	(5,733)	(7,290)	(128,251)	(15,743,060)
	864,785	2,130,381	65,483	(36,889)	(7,709)	(171,282)	(28,455,020)
Annuity Reserves:
• Annuity Payments	(1,453)	—	—	—	—	(21,266)	(205,851)
• Receipt (reimbursement) of mortality guarantee adjustment	809	—	—	—	—	4,673	22,615
	(644)	—	—	—	—	(16,593)	(183,236)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	864,141	2,130,381	65,483	(36,889)	(7,709)	(187,875)	(28,638,256)
TOTAL INCREASE (DECREASE) IN NET ASSETS	664,649	1,698,364	69,066	(44,202)	(7,555)	(205,807)	(54,505,220)
NET ASSETS AT DECEMBER 31, 2015	10,760,223	6,594,504	102,358	298,705	—	1,276,104	134,565,693
Changes From Operations:
• Net investment income (loss)	90,463	91,601	(824)	(2,631)	—	21,364	3,933,488
• Net realized gain (loss) on investments	213,230	(139,554)	1,275	24,703	—	76,150	3,307,704
• Net change in unrealized appreciation or depreciation on investments	1,026,261	176,541	(1,183)	10,988	—	(2,095)	5,766,574
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,329,954	128,588	(732)	33,060	—	95,419	13,007,766
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,776,095	986,077	—	99	—	255	3,261,626
• Contract withdrawals & transfers to annuity reserves	(904,615)	(700,045)	(347)	(22,781)	—	(160,774)	(12,752,685)
• Contract transfers	2,789,452	795,270	(77,324)	(7,992)	—	57,255	(7,597,346)
	3,660,932	1,081,302	(77,671)	(30,674)	—	(103,264)	(17,088,405)
Annuity Reserves:
• Annuity Payments	(3,083)	—	—	—	—	(19,831)	(174,885)
• Receipt (reimbursement) of mortality guarantee adjustment	25	—	—	—	—	(517)	28,800
	(3,058)	—	—	—	—	(20,348)	(146,085)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,657,874	1,081,302	(77,671)	(30,674)	—	(123,612)	(17,234,490)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,987,828	1,209,890	(78,403)	2,386	—	(28,193)	(4,226,724)
NET ASSETS AT DECEMBER 31, 2016	$15,748,051	$7,804,394	$23,955	$301,091	$—	$1,247,911	$130,338,969

See accompanying notes.

	MFS VIT Utilities Series Service Class Subaccount	MFS VIT II Core Equity Portfolio Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	PIMCO VIT Commodity- RealReturn Strategy Portfolio Advisor Class Subaccount
NET ASSETS JANUARY 1, 2015	$40,934,560	$—	$15,115	$84,527	$239,019	$84,840
Changes From Operations:
• Net investment income (loss)	1,170,903	(15)	28	(596)	(1,084)	2,234
• Net realized gain (loss) on investments	3,098,735	448	1,398	10,337	11,970	(25,650)
• Net change in unrealized appreciation or depreciation on investments	(10,553,200)	(637)	(3,127)	(12,486)	(31,112)	6,580
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,283,562)	(204)	(1,701)	(2,745)	(20,226)	(16,836)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,124,130	—	120	900	5,294	5,440
• Contract withdrawals & transfers to annuity reserves	(3,163,073)	(1,258)	(1,856)	(1,370)	(28,744)	(13,320)
• Contract transfers	(2,183,376)	7,290	—	36,786	(4,596)	(13,023)
	(1,222,319)	6,032	(1,736)	36,316	(28,046)	(20,903)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(68)
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—	—	—	—
	—	—	—	—	—	(68)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,222,319)	6,032	(1,736)	36,316	(28,046)	(20,971)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,505,881)	5,828	(3,437)	33,571	(48,272)	(37,807)
NET ASSETS AT DECEMBER 31, 2015	33,428,679	5,828	11,678	118,098	190,747	47,033
Changes From Operations:
• Net investment income (loss)	978,973	(13)	34	(638)	(1,122)	(23)
• Net realized gain (loss) on investments	850,023	156	1,161	5,501	14,470	(7,525)
• Net change in unrealized appreciation or depreciation on investments	1,547,525	296	1,939	(313)	10,608	14,109
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,376,521	439	3,134	4,550	23,956	6,561
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,867,152	—	121	900	777	8
• Contract withdrawals & transfers to annuity reserves	(2,818,267)	(1,982)	—	(1,077)	(5,086)	(10,914)
• Contract transfers	(793,577)	—	—	—	(9,617)	6,606
	255,308	(1,982)	121	(177)	(13,926)	(4,300)
Annuity Reserves:
• Annuity Payments	(432)	—	—	—	—	(877)
• Receipt (reimbursement) of mortality guarantee adjustment	(232)	—	—	—	—	17
	(664)	—	—	—	—	(860)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	254,644	(1,982)	121	(177)	(13,926)	(5,160)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,631,165	(1,543)	3,255	4,373	10,030	1,401
NET ASSETS AT DECEMBER 31, 2016	$37,059,844	$4,285	$14,933	$122,471	$200,777	$48,434

Lincoln National Variable Annuity Account C

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	PIMCO VIT Total Return Portfolio Administrative Class Subaccount	Putnam VT Global Health Care Fund Class IB Subaccount	Templeton Global Bond VIP Fund Class 2 Subaccount
NET ASSETS JANUARY 1, 2015	$17,588,032	$114,004	$4,397,974
Changes From Operations:
• Net investment income (loss)	650,328	(902)	277,322
• Net realized gain (loss) on investments	84,937	24,115	(7,781)
• Net change in unrealized appreciation or depreciation on investments	(815,360)	(17,316)	(502,571)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(80,095)	5,897	(233,030)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,220,097	43	27,594
• Contract withdrawals & transfers to annuity reserves	(2,066,504)	(1,276)	(420,256)
• Contract transfers	(878,731)	(47,920)	5,615
	(1,725,138)	(49,153)	(387,047)
Annuity Reserves:
• Annuity Payments	(4,101)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	437	—	—
	(3,664)	—	—
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,728,802)	(49,153)	(387,047)
TOTAL DECREASE IN NET ASSETS	(1,808,897)	(43,256)	(620,077)
NET ASSETS AT DECEMBER 31, 2015	15,779,135	70,748	3,777,897
Changes From Operations:
• Net investment income (loss)	172,692	(637)	(43,421)
• Net realized gain (loss) on investments	(136,633)	8,522	(77,477)
• Net change in unrealized appreciation or depreciation on investments	218,940	(16,712)	168,080
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	254,999	(8,827)	47,182
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,383,437	10	5,792
• Contract withdrawals & transfers to annuity reserves	(1,469,196)	(1,430)	(247,032)
• Contract transfers	147,086	(7,545)	(156,022)
	61,327	(8,965)	(397,262)
Annuity Reserves:
• Annuity Payments	(4,113)	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	486	—	—
	(3,627)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	57,700	(8,965)	(397,262)
TOTAL INCREASE (DECREASE) IN NET ASSETS	312,699	(17,792)	(350,080)
NET ASSETS AT DECEMBER 31, 2016	$16,091,834	$52,956	$3,427,817

See accompanying notes.

	Wells Fargo VT Intrinsic Value Fund Class 2 Subaccount	Wells Fargo VT Omega Growth Fund Class 2 Subaccount	Wells Fargo VT Small Cap Growth Fund Class 2 Subaccount
NET ASSETS JANUARY 1, 2015	$206,646	$121,100	$296,216
Changes From Operations:
• Net investment income (loss)	(932)	(1,380)	(3,261)
• Net realized gain (loss) on investments	34,277	20,047	49,687
• Net change in unrealized appreciation or depreciation on investments	(35,715)	(18,435)	(53,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,370)	232	(7,198)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	212	84	7,943
• Contract withdrawals & transfers to annuity reserves	(16,641)	(8,180)	(3,430)
• Contract transfers	(34,646)	(2,921)	(33,482)
	(51,075)	(11,017)	(28,969)
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—
	—	—	—
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(51,075)	(11,017)	(28,969)
TOTAL DECREASE IN NET ASSETS	(53,445)	(10,785)	(36,167)
NET ASSETS AT DECEMBER 31, 2015	153,201	110,315	260,049
Changes From Operations:
• Net investment income (loss)	1,109	(1,030)	(2,792)
• Net realized gain (loss) on investments	16,326	3,018	25,310
• Net change in unrealized appreciation or depreciation on investments	(17,225)	(3,528)	(2,999)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210	(1,540)	19,519
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	28	73	247
• Contract withdrawals & transfers to annuity reserves	(1,710)	(19,728)	(4,215)
• Contract transfers	(151,729)	(4,463)	(14,495)
	(153,411)	(24,118)	(18,463)
Annuity Reserves:
• Annuity Payments	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustment	—	—	—
	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(153,411)	(24,118)	(18,463)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(153,201)	(25,658)	1,056
NET ASSETS AT DECEMBER 31, 2016	$—	$84,657	$261,105

Lincoln National Variable Annuity Account C

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account C (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on December 21, 1981, are part of the operations of the Company. The Variable Account consists of four products as follows:

• Multi-Fund • Multi-Fund 5	• Multi-Fund Select • eAnnuity

The eAnnuity product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Accounts are divided into variable subaccounts, each of which may be invested in shares of one of one hundred fifty-eight mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth and Income Portfolio Class B**

AB VPS International Value Portfolio Class B

AB VPS Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Inflation Protection Fund Class I

American Century VP Inflation Protection Fund Class II

American Century VP International Fund Class I

American Funds Insurance Series (American Funds):

American Funds Global Growth Fund Class 2

American Funds Growth Fund Class 2

American Funds Growth-Income Fund Class 2

American Funds International Fund Class 2

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

BlackRock Global Allocation V.I. Fund Class III

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Service Class

Delaware VIP High Yield Series Standard Class

Delaware VIP High Yield Series Service Class

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP REIT Series Standard Class

Delaware VIP REIT Series Service Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP Smid Cap Growth Series Service Class

Delaware VIP U.S. Growth Series Service Class

Delaware VIP Value Series Standard Class

Delaware VIP Value Series Service Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A

Deutsche Alternative Asset Allocation VIP Portfolio Class B

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio Class A

Deutsche Equity 500 Index VIP Portfolio Class B

Deutsche Small Cap Index VIP Portfolio Class A

Deutsche Small Cap Index VIP Portfolio Class B**

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Service Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Growth Portfolio Service Class

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund Class 2

Franklin Mutual Shares VIP Fund Class 2

Templeton Global Bond VIP Fund Class 2

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. Core Equity Fund Series I

Invesco V.I. International Growth Fund Series I

Janus Aspen Series:

Janus Aspen Global Research Portfolio Institutional Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio Class 2**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio Class II**

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Lincoln National Variable Insurance Products Trust (LVIP)*:

LVIP American Century Select Mid Cap Managed Volatility Fund Service Class**

LVIP American Global Growth Fund Service Class II**

LVIP American Growth Fund Service Class II**

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund Service Class

LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class**

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Service Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class**

LVIP Blended Core Equity Managed Volatility Fund Service Class**

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund Service Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Service Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP Clarion Global Real Estate Fund Service Class

LVIP ClearBridge Large Cap Managed Volatility Fund Service Class**

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Bond Fund Service Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Service Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class

LVIP Delaware Foundation Conservative Allocation Fund Service Class

LVIP Delaware Foundation Moderate Allocation Fund Standard Class

LVIP Delaware Foundation Moderate Allocation Fund Service Class

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Social Awareness Fund Service Class

LVIP Delaware Special Opportunities Fund Standard Class

LVIP Delaware Special Opportunities Fund Service Class

LVIP Dimensional International Equity Managed Volatility Fund Service Class**

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Service Class

LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class**

LVIP Dimensional/Vanguard Total Bond Fund Service Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class

LVIP Franklin Templeton Value Managed Volatility Fund Service Class**

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Service Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Service Class

LVIP Global Income Fund Standard Class

LVIP Global Income Fund Service Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Service Class

LVIP Government Money Market Fund Standard Class

LVIP Government Money Market Fund Service Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class**

LVIP Invesco Select Equity Managed Volatility Fund Service Class**

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class

LVIP Managed Risk Profile 2010 Fund Standard Class

LVIP Managed Risk Profile 2010 Fund Service Class

LVIP Managed Risk Profile 2020 Fund Standard Class

LVIP Managed Risk Profile 2020 Fund Service Class

LVIP Managed Risk Profile 2030 Fund Standard Class

LVIP Managed Risk Profile 2030 Fund Service Class

LVIP Managed Risk Profile 2040 Fund Standard Class

LVIP Managed Risk Profile 2040 Fund Service Class

LVIP Managed Risk Profile 2050 Fund Standard Class

LVIP Managed Risk Profile 2050 Fund Service Class

LVIP MFS International Growth Fund Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP MFS International Equity Managed Volatility Fund Service Class**

LVIP MFS Value Fund Service Class

LVIP Mondrian International Value Fund Standard Class

LVIP Mondrian International Value Fund Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class**

LVIP PIMCO Low Duration Bond Fund Service Class**

LVIP Select Core Equity Managed Volatility Fund Service Class**

LVIP SSGA Bond Index Fund Standard Class

LVIP SSGA Bond Index Fund Service Class

LVIP SSGA Developed International 150 Fund Service Class

LVIP SSGA Emerging Markets 100 Fund Standard Class

LVIP SSGA Emerging Markets 100 Fund Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class

LVIP SSGA International Index Fund Standard Class

LVIP SSGA International Index Fund Service Class

LVIP SSGA International Managed Volatility Fund Standard Class

LVIP SSGA International Managed Volatility Fund Service Class

LVIP SSGA Large Cap 100 Fund Service Class

LVIP SSGA Large Cap Managed Volatility Fund Service Class**

LVIP SSGA Moderate Index Allocation Fund Service Class**

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA S&P 500 Index Fund Service Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Service Class

LVIP SSGA SMID Cap Managed Volatility Fund Service Class**

LVIP SSGA Small-Mid Cap 200 Fund Service Class

LVIP T. Rowe Price Growth Stock Fund Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class

LVIP U.S. Growth Allocation Managed Risk Fund Service Class**

LVIP Vanguard Domestic Equity ETF Fund Service Class

LVIP Vanguard International Equity ETF Fund Service Class

LVIP Wellington Capital Growth Fund Service Class

LVIP Wellington Mid-Cap Value Fund Service Class

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Total Return Series Initial Class

MFS VIT Utilities Series Initial Class

MFS VIT Utilities Series Service Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Initial Class

Neuberger Berman Advisors Management Trust (Neuberger Berman AMT):

Neuberger Berman AMT Large Cap Value Portfolio I Class

Neuberger Berman AMT Mid Cap Growth Portfolio I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class

PIMCO VIT Total Return Portfolio Administrative Class

Putnam Variable Trust (Putnam VT):

Putnam VT Global Health Care Fund Class IB

Wells Fargo Variable Trust (Wells Fargo Advantage VT):

Wells Fargo VT Omega Growth Fund Class 2

Wells Fargo VT Small Cap Growth Fund Class 2

*  Denotes an affiliate of the Company

**  Available funds with no money invested at December 31, 2016

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services- Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class

During 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B
ABVPSF Growth and Income Portfolio Class B	AB VPS Growth and Income Portfolio Class B
ABVPSF International Value Portfolio Class B	AB VPS International Value Portfolio Class B
ABVPSF Small/Mid Cap Value Class A Portfolio	AB VPS Small/Mid Cap Value Portfolio Class A
LVIP American Century VP Mid Cap Value RPM Fund Service Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets RPM Fund Service Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Service Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. RPM Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
LVIP ClearBridge Variable Appreciation RPM Fund Service Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
LVIP Dimensional Non-U.S. Equity RPM Fund Service Class	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Delaware Growth and Income Fund Service Class	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
LVIP Dimensional U.S. Equity RPM Fund Service Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares RPM Fund Service Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Service Class	LVIP Global Conservative Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Service Class	LVIP Global Growth Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Service Class	LVIP Global Moderate Allocation Managed Risk Fund Service Class
LVIP Invesco Diversified Equity Income RPM Fund Service Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
LVIP Invesco V.I. Comstock RPM Fund Service Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Service Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth RPM Fund Service Class	LVIP MFS International Growth Managed Volatility Fund Service Class
LVIP Multi-Manager Global Equity RPM Fund Service Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Service Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International RPM Fund Service Class	LVIP SSgA International Managed Volatility Fund Service Class
LVIP SSgA Large Cap RPM Fund Service Class	LVIP SSgA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Cap RPM Fund Service Class	LVIP SSgA Small-Cap Managed Volatility Fund Service Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Service Class	LVIP Templeton Growth Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Service Class	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
LVIP VIP Contrafund RPM Portfolio Service Class	LVIP VIP Contrafund Managed Volatility Portfolio Service Class
LVIP VIP Mid Cap RPM Portfolio Service Class	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
LVIP Capital Growth Fund Service Class	LVIP Wellington Capital Growth Fund Service Class
LVIP Mid-Cap Value Fund Service Class	LVIP Wellington Mid-Cap Value Fund Service Class
Wells Fargo Advantage VT Intrinsic Value Fund Class 2	Wells Fargo VT Intrinsic Value Fund Class 2
Wells Fargo Advantage VT Omega Growth Fund Class 2	Wells Fargo VT Omega Growth Fund Class 2
Wells Fargo Advantage VT Small Cap Growth Fund Class 2	Wells Fargo VT Small Cap Growth Fund Class 2

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

During 2016, the following funds became available as investment options for account contract owners:

JPMorgan Insurance Trust Core Bond Portfolio Class 2	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class

During 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Mid Cap Core Portfolio Class II	ClearBridge Variable Mid Cap Portfolio Class II
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	LVIP Blended Core Equity Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	LVIP Dimensional International Equity Managed Volatility Fund Service Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Service Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	LVIP Franklin Templeton Value Managed Volatility Fund Service Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP Money Market Fund Service Class	LVIP Government Money Market Fund Service Class
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	LVIP Invesco Select Equity Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth Managed Volatility Fund Service Class	LVIP MFS International Equity Managed Volatility Fund Service Class
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	LVIP Select Core Equity Managed Volatility Fund Service Class
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Bond Index Fund Service Class	LVIP SSGA Bond Index Fund Service Class
LVIP SSgA Developed International 150 Fund Service Class	LVIP SSGA Developed International 150 Fund Service Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Service Class	LVIP SSGA Emerging Markets 100 Fund Service Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA International Index Fund Service Class	LVIP SSGA International Index Fund Service Class
LVIP SSgA International Managed Volatility Fund Service Class	LVIP SSGA International Managed Volatility Fund Service Class
LVIP SSgA Large Cap 100 Fund Service Class	LVIP SSGA Large Cap 100 Fund Service Class
LVIP SSgA Large Cap Managed Volatility Fund Service Class	LVIP SSGA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Moderate Index Allocation Fund Service Class	LVIP SSGA Moderate Index Allocation Fund Service Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA S&P 500 Index Fund Service Class	LVIP SSGA S&P 500 Index Fund Service Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Service Class	LVIP SSGA Small-Cap Index Fund Service Class
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Mid Cap 200 Fund Service Class	LVIP SSGA Small-Mid Cap 200 Fund Service Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	LVIP SSGA International Managed Volatility Fund Service Class

Also during 2016, the Wells Fargo VT Intrinsic Value Fund Class 2 ceased to be available as an investment option to Variable Account Contract owners.

2. Mortality and Expense Guarantees and other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the four contract types within the Variable Account:

•  Multi-Fund® at a daily rate of .00260822% to .00685479% (.952% to 2.502% on an annual basis).

•  Multi-Fund® 5 at a daily rate of .00178082% to .00753425% (.65% to 2.75% on an annual basis).

•  Multi-Fund® Select at a daily rate of .00274521% (1.002% on an annual basis).

•  eAnnuity at a daily rate of .00150685% (.55% on an annual basis).

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction ended during May, 2016. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
American Century VP Inflation Protection Fund Class I	LVIP BlackRock Inflation Protected Bond Fund Standard Class	0.06%
American Century VP Inflation Protection Fund Class II	LVIP BlackRock Inflation Protected Bond Fund Service Class	0.06%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and other Transactions with Affiliates (continued)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2016 and 2015 were $4,958,540 and $5,019,931, respectively.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. There were no premium loads retained by the Company for the year ended December 31, 2016 or 2015.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2016		1.000%	1.802%	$0.60	$18.87	24,151,949	$18,590,832	-2.65%	-1.86%	0.00%
	2015		1.000%	1.802%	0.61	19.38	28,096,914	21,563,673	0.81%	1.63%	0.00%
	2014		1.000%	2.152%	0.60	19.22	29,782,929	22,321,367	2.57%	3.76%	0.00%
	2013		1.000%	2.152%	0.58	18.67	31,693,232	22,557,448	20.31%	21.70%	0.02%
	2012		1.000%	2.152%	0.48	15.47	38,222,171	22,112,090	10.83%	12.11%	0.00%
AB VPS Growth and Income Portfolio Class B
	2013		1.002%	1.002%	17.59	17.59	29	518	33.25%	33.26%	2.84%
	2012		1.002%	1.952%	12.32	15.48	2,473,424	32,646,707	14.98%	16.08%	1.35%
AB VPS International Value Portfolio Class B
	2016		1.000%	1.750%	7.37	7.98	10,588	83,252	-2.52%	-1.78%	0.90%
	2015		1.000%	1.800%	7.52	8.12	14,496	116,230	0.57%	1.38%	2.21%
	2014		1.000%	1.800%	7.48	8.01	15,896	126,005	-8.13%	-7.39%	3.40%
	2013		1.000%	1.800%	8.14	8.65	19,094	163,763	20.54%	21.51%	5.69%
	2012		1.000%	1.800%	6.75	7.12	24,925	175,436	12.16%	13.06%	1.28%
AB VPS Small/Mid Cap Value Portfolio Class A
	2016		1.000%	2.500%	18.06	42.68	20,574	820,542	21.99%	23.84%	0.56%
	2015		1.000%	2.500%	14.81	34.74	26,305	848,133	-7.82%	-6.43%	0.75%
	2014		1.000%	2.500%	31.65	37.42	29,039	1,000,481	6.87%	8.11%	0.71%
	2013		1.000%	2.150%	29.50	34.89	29,637	947,487	35.13%	36.69%	0.57%
	2012		1.000%	2.600%	21.74	25.73	38,896	911,574	15.70%	17.57%	0.56%
American Century VP Inflation Protection Fund Class I
	2016		1.002%	1.002%	12.22	12.22	1,678	20,512	3.66%	3.66%	1.96%
	2015		1.002%	1.002%	11.79	11.79	1,877	22,131	-3.26%	-3.26%	2.34%
	2014		1.002%	1.002%	12.19	12.19	1,928	23,500	2.55%	2.55%	1.48%
	2013		1.002%	1.002%	11.89	11.89	1,863	22,145	-9.15%	-9.15%	1.29%
	2012		1.002%	2.302%	12.55	13.08	2,631,982	34,415,565	5.26%	6.48%	2.65%
American Century VP Inflation Protection Fund Class II
	2016		1.000%	2.600%	9.85	13.80	457,983	6,128,643	1.71%	3.35%	1.68%
	2015		1.000%	2.600%	9.67	13.35	519,872	6,756,447	-4.97%	-3.44%	1.98%
	2014		1.000%	2.600%	11.40	13.82	589,655	7,953,975	0.65%	2.27%	1.30%
	2013		1.000%	2.600%	11.26	13.52	669,215	8,860,824	-10.83%	-9.39%	1.57%
	2012		1.000%	2.600%	12.54	14.92	1,172,195	16,398,265	4.63%	6.32%	2.47%
American Century VP International Fund Class I
	2016		0.550%	0.550%	1.56	1.56	18,757	29,178	-6.02%	-6.02%	0.95%
	2015		0.550%	0.550%	1.66	1.66	18,458	30,551	0.21%	0.21%	0.37%
	2014		0.550%	0.550%	1.65	1.65	12,351	20,400	-6.02%	-6.02%	1.67%
	2013		0.550%	0.550%	1.76	1.76	12,451	21,884	21.74%	21.74%	1.71%
	2012		0.550%	0.550%	1.44	1.44	18,850	27,215	20.50%	20.50%	1.10%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Fund Class 2
	2016		1.000%	2.600%	$14.10	$24.63	4,200,673	$103,233,401	-1.96%	-0.38%	0.83%
	2015		1.000%	2.600%	14.37	24.72	4,592,004	113,312,943	4.19%	5.87%	1.04%
	2014		1.000%	2.600%	18.69	23.35	4,512,864	105,195,770	-0.31%	1.30%	1.14%
	2013		1.000%	2.600%	19.00	23.05	4,862,814	111,925,446	25.86%	27.89%	1.26%
	2012		1.000%	2.600%	15.00	18.02	5,011,527	90,210,257	19.42%	21.34%	0.90%
American Funds Growth Fund Class 2
	2016		1.000%	2.600%	1.91	31.60	261,002,194	655,319,574	6.68%	8.40%	0.70%
	2015		1.000%	2.600%	1.77	29.39	290,968,551	664,278,180	4.12%	5.79%	0.59%
	2014		1.000%	2.600%	1.67	28.00	318,934,486	681,399,997	5.72%	7.43%	0.78%
	2013		1.000%	2.600%	1.56	26.27	349,888,226	687,386,342	26.76%	28.81%	0.93%
	2012		1.000%	2.600%	1.22	20.56	386,664,827	583,238,426	14.87%	16.72%	0.78%
American Funds Growth-Income Fund Class 2
	2016		1.000%	2.600%	18.89	27.72	12,418,511	272,693,654	8.66%	10.41%	1.36%
	2015		1.000%	2.600%	17.31	25.31	13,155,683	261,683,273	-1.15%	0.45%	1.29%
	2014		1.000%	2.600%	17.43	25.40	13,950,449	276,338,754	7.79%	9.53%	1.29%
	2013		1.000%	2.600%	16.10	23.37	14,554,235	263,346,817	30.08%	32.17%	1.37%
	2012		1.000%	2.600%	12.32	17.82	15,184,738	207,959,520	14.47%	16.31%	1.61%
American Funds International Fund Class 2
	2016		1.000%	2.600%	1.40	24.90	104,017,113	206,086,508	0.88%	2.50%	1.25%
	2015		1.000%	2.600%	1.37	24.49	117,560,099	222,030,576	-6.98%	-5.48%	1.47%
	2014		1.000%	2.600%	1.46	26.12	126,459,703	249,249,437	-5.15%	-3.62%	1.35%
	2013		1.000%	2.600%	1.51	27.32	136,571,306	275,415,612	18.51%	20.42%	1.36%
	2012		1.000%	2.600%	1.26	22.87	149,814,861	247,593,189	14.88%	16.73%	1.45%
BlackRock Global Allocation V.I. Fund Class I
	2016		1.002%	2.152%	14.10	15.39	1,426,555	21,938,228	1.90%	3.08%	1.09%
	2015		1.002%	2.302%	13.71	14.93	1,666,823	24,872,148	-2.97%	-1.70%	1.10%
	2014		1.002%	2.302%	14.13	15.19	1,819,570	27,619,870	-0.22%	1.09%	2.21%
	2013		1.002%	2.302%	14.16	15.03	1,801,045	27,049,943	12.15%	13.61%	1.14%
	2012		1.002%	2.302%	12.85	13.23	1,876,660	24,817,092	8.31%	9.18%	1.53%
BlackRock Global Allocation V.I. Fund Class III
	2016		1.000%	2.250%	13.73	15.10	969,800	14,551,282	1.50%	2.77%	1.12%
	2015		1.000%	2.500%	11.05	14.69	1,019,955	14,900,347	-3.45%	-1.99%	1.05%
	2014		1.000%	2.500%	13.97	14.99	1,022,400	15,241,246	-0.34%	0.92%	2.31%
	2013		1.000%	2.250%	14.08	14.85	953,634	14,092,662	11.98%	13.28%	1.10%
	2012		1.000%	2.150%	12.58	13.11	913,850	11,941,611	7.63%	8.87%	1.65%
Delaware VIP Diversified Income Series Standard Class
	2016		1.002%	2.302%	13.12	17.83	5,286,942	93,931,205	1.17%	2.49%	3.19%
	2015		1.002%	2.302%	12.97	17.40	6,172,952	107,074,978	-3.33%	-2.07%	3.10%
	2014		1.002%	2.302%	13.42	17.77	7,038,110	124,712,328	2.92%	4.27%	2.27%
	2013		1.002%	2.302%	13.04	17.04	7,722,918	131,337,380	-3.51%	-2.25%	2.51%
	2012		1.002%	2.302%	13.68	17.43	9,762,070	169,946,506	4.91%	6.13%	3.19%
Delaware VIP Diversified Income Series Service Class
	2016		1.000%	2.600%	10.23	17.28	2,940,423	50,278,682	0.63%	2.26%	2.89%
	2015		1.000%	2.600%	10.15	16.90	3,002,569	50,268,450	-3.87%	-2.32%	2.79%
	2014		1.000%	2.600%	13.49	17.30	3,080,254	52,810,094	2.29%	3.94%	2.02%
	2013		1.000%	2.600%	13.11	16.65	3,201,233	52,849,173	-3.95%	-2.40%	2.19%
	2012		1.000%	2.600%	13.56	17.06	3,395,311	57,506,173	4.13%	5.81%	2.90%
Delaware VIP Emerging Markets Series Service Class
	2016		1.000%	2.250%	12.78	24.41	76,763	1,823,457	11.15%	12.55%	0.79%
	2015		1.000%	2.250%	11.46	21.69	88,837	1,881,833	-16.67%	-15.62%	0.59%
	2014		1.000%	2.250%	13.71	25.70	88,866	2,238,655	-10.31%	-9.18%	0.40%
	2013		1.000%	2.250%	15.24	28.30	93,642	2,605,222	7.52%	8.77%	1.48%
	2012		1.000%	2.600%	14.15	26.02	106,023	2,717,661	11.26%	13.05%	0.75%
Delaware VIP High Yield Series Standard Class
	2016		1.002%	2.302%	16.84	19.24	1,608,983	30,927,271	10.59%	12.03%	6.60%
	2015		1.002%	2.302%	15.21	17.17	1,905,448	32,694,284	-8.72%	-7.53%	6.73%
	2014		1.002%	2.302%	16.64	18.57	2,317,365	43,005,323	-2.55%	-1.28%	6.68%
	2013		1.002%	2.302%	17.05	18.81	2,411,167	45,332,684	6.89%	8.13%	7.36%
	2012		1.002%	2.152%	15.95	17.40	2,590,782	45,053,156	15.32%	16.65%	8.29%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP High Yield Series Service Class
	2016		1.002%	1.002%	$18.71	$18.71	668,664	$12,507,648	11.79%	11.79%	6.13%
	2015		1.002%	1.002%	16.73	16.73	667,366	11,167,039	-7.80%	-7.80%	6.32%
	2014		1.002%	1.002%	18.15	18.15	675,215	12,254,690	-1.53%	-1.53%	6.37%
	2013		1.002%	1.002%	18.43	18.43	626,125	11,540,094	7.89%	7.89%	6.87%
	2012		1.002%	1.002%	17.08	17.08	575,409	9,829,773	16.19%	16.19%	8.07%
Delaware VIP Limited-Term Diversified Income Series Service Class
	2016		1.000%	2.250%	10.38	12.19	200,798	2,394,704	-0.53%	0.72%	1.30%
	2015		1.000%	2.250%	10.41	12.11	222,531	2,647,416	-1.61%	-0.37%	1.45%
	2014		1.000%	2.250%	10.55	12.15	206,200	2,457,787	-0.72%	0.43%	1.33%
	2013		1.000%	2.150%	10.60	12.10	205,451	2,435,032	-3.43%	-2.31%	1.29%
	2012		1.000%	2.150%	10.95	12.38	202,883	2,467,126	0.34%	1.50%	1.43%
Delaware VIP REIT Series Standard Class
	2016		1.000%	2.600%	4.46	38.37	25,217,736	120,305,388	3.15%	4.82%	1.17%
	2015		1.000%	2.600%	4.26	36.61	27,411,671	124,999,640	1.08%	2.71%	1.26%
	2014		1.000%	2.600%	4.16	35.64	31,657,241	140,501,751	26.14%	28.17%	1.36%
	2013		1.000%	2.600%	3.26	27.81	32,411,080	112,311,469	-0.48%	1.12%	1.59%
	2012		1.000%	2.600%	3.23	27.50	37,500,096	128,283,368	13.94%	15.78%	1.50%
Delaware VIP REIT Series Service Class
	2016		1.002%	1.002%	26.77	26.77	961,216	25,735,237	4.56%	4.56%	0.94%
	2015		1.002%	1.002%	25.61	25.61	938,655	24,034,657	2.49%	2.49%	1.00%
	2014		1.002%	1.002%	24.98	24.98	960,032	23,984,688	27.83%	27.83%	1.12%
	2013		1.002%	1.002%	19.54	19.54	909,457	17,773,971	0.91%	0.91%	1.31%
	2012		1.002%	1.002%	19.37	19.37	916,062	17,742,234	15.44%	15.44%	1.28%
Delaware VIP Small Cap Value Series Service Class
	2016		1.000%	2.500%	3.75	40.64	51,842,390	251,413,319	27.85%	29.78%	0.67%
	2015		1.000%	2.500%	2.90	31.31	55,583,519	204,859,975	-8.77%	-7.39%	0.47%
	2014		1.000%	2.500%	3.14	33.81	62,811,545	246,129,135	3.21%	4.57%	0.34%
	2013		1.000%	2.302%	3.01	32.34	70,324,110	260,060,656	30.34%	31.85%	0.52%
	2012		1.000%	2.152%	2.29	24.53	76,484,079	212,802,215	11.22%	12.50%	0.35%
Delaware VIP Smid Cap Growth Series Standard Class
	2016		0.550%	2.500%	5.12	37.87	43,562,044	239,352,442	5.62%	7.70%	0.22%
	2015		0.550%	2.500%	4.79	35.60	48,793,538	250,069,882	4.88%	6.95%	0.38%
	2014		0.550%	2.500%	4.52	33.71	52,067,767	250,728,396	0.81%	2.58%	0.07%
	2013		0.550%	2.302%	4.43	33.27	59,610,418	281,119,865	38.11%	40.55%	0.02%
	2012		0.550%	2.302%	3.18	23.97	64,243,754	216,606,300	8.66%	10.41%	0.24%
Delaware VIP Smid Cap Growth Series Service Class
	2016		1.002%	1.002%	27.46	27.46	845,999	23,234,287	6.94%	6.94%	0.00%
	2015		1.002%	1.002%	25.68	25.68	814,645	20,921,449	6.24%	6.24%	0.16%
	2014		1.002%	1.002%	24.17	24.17	757,979	18,323,131	1.85%	1.85%	0.00%
	2013		1.002%	1.002%	23.74	23.74	798,016	18,941,260	39.57%	39.57%	0.00%
	2012		1.002%	1.002%	17.01	17.01	743,985	12,652,326	9.61%	9.61%	0.01%
Delaware VIP U.S. Growth Series Service Class
	2016		1.000%	2.150%	16.44	18.58	13,019	236,296	-7.51%	-6.44%	0.39%
	2015		1.000%	2.150%	18.39	19.86	12,455	240,363	3.20%	4.03%	0.34%
	2014		1.000%	1.800%	17.82	19.09	12,372	231,020	10.48%	11.37%	0.02%
	2013		1.000%	1.800%	16.19	17.14	10,478	175,615	32.11%	33.11%	0.12%
	2012		1.000%	1.750%	12.25	12.88	8,854	111,847	13.94%	14.80%	0.00%
Delaware VIP Value Series Standard Class
	2016		0.550%	2.600%	4.03	31.21	38,800,051	171,692,113	11.71%	14.02%	1.78%
	2015		0.550%	2.600%	3.56	27.70	40,159,032	156,539,067	-2.97%	-0.96%	1.74%
	2014		0.550%	2.600%	3.62	28.31	43,687,580	172,586,485	11.07%	13.37%	1.66%
	2013		0.550%	2.600%	3.21	25.27	46,558,075	163,014,884	30.26%	32.96%	1.75%
	2012		0.550%	2.600%	2.43	19.24	47,253,019	124,842,119	11.79%	14.10%	2.27%
Delaware VIP Value Series Service Class
	2016		1.002%	1.002%	24.81	24.81	1,286,194	31,904,371	13.18%	13.18%	1.56%
	2015		1.002%	1.002%	21.92	21.92	1,231,870	26,998,308	-1.63%	-1.63%	1.49%
	2014		1.002%	1.002%	22.28	22.28	1,227,616	27,351,041	12.57%	12.57%	1.43%
	2013		1.002%	1.002%	19.79	19.79	1,180,308	23,361,314	32.05%	32.05%	1.53%
	2012		1.002%	1.002%	14.99	14.99	1,095,381	16,418,863	13.29%	13.29%	1.98%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	2016		1.002%	1.952%	$12.39	$13.30	216,462	$2,878,678	3.29%	4.25%	2.07%
	2015		1.002%	1.952%	11.99	12.76	254,550	3,247,287	-8.09%	-7.23%	3.06%
	2014		1.002%	1.952%	13.15	13.75	294,547	4,050,406	1.63%	2.47%	1.81%
	2013		1.002%	1.802%	12.94	13.42	274,894	3,689,212	-0.85%	-0.07%	2.08%
	2012		1.002%	1.802%	13.05	13.43	300,025	4,029,441	7.75%	8.63%	3.41%
Deutsche Alternative Asset Allocation VIP Portfolio Class B
	2016		1.000%	2.150%	11.94	13.04	164,767	2,146,599	2.76%	3.94%	1.76%
	2015		1.000%	2.150%	11.62	12.55	158,229	1,983,182	-8.53%	-7.47%	2.77%
	2014		1.000%	2.150%	12.96	13.56	172,420	2,335,872	1.40%	2.21%	1.56%
	2013		1.000%	1.800%	12.78	13.27	146,271	1,939,937	-1.05%	-0.25%	1.77%
	2012		1.000%	1.800%	12.91	13.30	130,850	1,739,589	7.41%	8.28%	2.99%
Deutsche Equity 500 Index VIP Portfolio Class A
	2016		0.550%	1.002%	1.86	2.12	66,351	140,642	10.50%	11.00%	1.88%
	2015		0.550%	1.002%	1.68	1.91	69,258	132,272	0.09%	0.58%	1.63%
	2014		0.550%	1.002%	1.68	1.90	73,988	140,520	12.31%	12.77%	1.85%
	2013		0.550%	1.002%	1.50	1.69	76,939	129,593	30.45%	31.20%	4.88%
	2012		0.550%	1.952%	1.10	16.90	137,645,307	158,870,097	13.63%	15.06%	1.76%
Deutsche Equity 500 Index VIP Portfolio Class B
	2016		1.002%	1.002%	21.97	21.97	410	9,000	10.21%	10.21%	1.45%
	2015		1.002%	1.002%	19.93	19.93	245	4,891	-0.09%	-0.09%	1.11%
	2014	1/14/14	1.002%	1.002%	19.95	19.95	83	1,665	12.36%	12.36%	0.13%
	2013		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.74%
	2012		1.002%	1.002%	13.69	13.69	1,168,267	15,999,331	14.27%	14.27%	1.45%
Deutsche Small Cap Index VIP Portfolio Class A
	2016		0.550%	2.600%	3.11	35.00	162,516	1,307,208	17.92%	20.36%	1.01%
	2015		0.550%	2.600%	2.60	29.44	188,201	1,246,096	-7.05%	-5.12%	1.07%
	2014		0.550%	2.600%	2.75	31.42	206,953	1,522,025	2.05%	4.17%	0.96%
	2013		0.550%	2.600%	2.65	30.55	227,993	1,612,918	35.08%	37.88%	4.29%
	2012		0.550%	2.600%	1.86	22.43	18,364,661	36,477,469	13.27%	15.61%	0.90%
Deutsche Small Cap Index VIP Portfolio Class B
	2014		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.72%
	2013		1.002%	1.002%	20.51	20.51	129	2,650	36.93%	36.93%	2.37%
	2012		1.002%	1.002%	14.98	14.98	403,122	6,038,270	14.72%	14.72%	0.63%
Fidelity VIP Contrafund Portfolio Service Class
	2016		1.000%	2.600%	2.53	29.79	73,909,452	210,750,750	5.14%	6.84%	0.65%
	2015		1.000%	2.600%	2.38	27.88	83,555,013	222,663,800	-2.02%	-0.44%	0.90%
	2014		1.000%	2.600%	2.39	28.00	92,227,444	246,911,505	8.95%	10.70%	0.85%
	2013		1.000%	2.600%	2.17	25.30	99,803,028	241,999,822	27.78%	29.84%	0.97%
	2012		1.000%	2.600%	1.68	19.52	110,725,952	206,577,859	13.32%	15.15%	1.22%
Fidelity VIP Contrafund Portfolio Service Class 2
	2016		1.002%	1.002%	24.77	24.77	2,784,812	68,978,449	6.66%	6.66%	0.58%
	2015		1.002%	1.002%	23.22	23.22	2,843,072	66,026,660	-0.59%	-0.59%	0.81%
	2014		1.002%	1.002%	23.36	23.36	2,826,975	66,039,750	10.54%	10.54%	0.75%
	2013		1.002%	1.002%	21.13	21.13	2,839,843	60,014,067	29.65%	29.65%	0.86%
	2012		1.002%	1.002%	16.30	16.30	2,809,729	45,799,255	14.98%	14.98%	1.18%
Fidelity VIP Growth Portfolio Service Class
	2016		1.000%	2.500%	1.50	24.64	43,656,587	69,640,212	-1.77%	-0.29%	0.00%
	2015		1.000%	2.500%	1.51	24.91	50,298,119	80,792,327	4.62%	5.99%	0.16%
	2014		1.000%	2.302%	1.43	23.70	53,671,008	81,226,042	9.20%	10.08%	0.09%
	2013		1.000%	1.802%	1.30	21.70	53,898,028	74,121,286	33.77%	34.85%	0.19%
	2012		1.000%	1.802%	0.97	16.22	58,833,644	60,098,130	12.44%	13.41%	0.49%
Fidelity VIP Growth Portfolio Service Class 2
	2016		1.002%	1.002%	20.73	20.73	772,944	16,021,569	-0.45%	-0.45%	0.00%
	2015		1.002%	1.002%	20.82	20.82	721,499	15,023,210	5.84%	5.84%	0.03%
	2014		1.002%	1.002%	19.67	19.67	648,546	12,759,246	9.91%	9.91%	0.00%
	2013		1.002%	1.002%	17.90	17.90	566,667	10,143,554	34.64%	34.64%	0.05%
	2012		1.002%	1.002%	13.29	13.29	523,708	6,962,439	13.26%	13.26%	0.37%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Mid Cap Portfolio Service Class 2
	2016		1.000%	2.150%	$20.74	$23.70	109,538	$2,540,824	9.54%	10.81%	0.28%
	2015		1.000%	2.150%	18.94	21.39	124,941	2,626,499	-3.72%	-2.61%	0.25%
	2014		1.000%	2.150%	19.67	21.96	134,774	2,913,670	3.78%	4.98%	0.02%
	2013		1.000%	2.150%	18.95	20.92	145,053	2,992,018	32.98%	34.52%	0.26%
	2012		1.000%	2.600%	13.78	15.55	170,734	2,621,899	11.62%	13.42%	0.37%
Franklin Income VIP Fund Class 2
	2016		1.000%	2.600%	13.98	18.01	101,401	1,616,718	11.10%	12.89%	4.70%
	2015		1.000%	2.600%	11.48	16.10	122,678	1,735,348	-9.44%	-7.98%	4.61%
	2014		1.000%	2.600%	13.89	17.67	144,805	2,242,063	1.93%	3.57%	4.93%
	2013		1.000%	2.600%	13.63	15.39	168,304	2,527,791	11.02%	12.81%	6.40%
	2012		1.000%	2.600%	12.28	13.65	171,784	2,300,150	9.76%	11.53%	6.35%
Franklin Mutual Shares VIP Fund Class 2
	2016		1.000%	1.800%	14.70	16.00	103,040	1,608,232	13.99%	14.90%	1.79%
	2015		1.000%	2.150%	12.47	13.92	123,632	1,686,293	-6.96%	-5.88%	3.12%
	2014		1.000%	2.150%	13.40	14.79	131,954	1,922,197	4.84%	6.06%	1.99%
	2013		1.000%	2.150%	12.78	13.95	149,291	2,054,243	25.53%	26.99%	2.08%
	2012		1.000%	2.150%	10.18	10.99	173,092	1,880,471	11.82%	13.11%	2.05%
Invesco V.I. Core Equity Fund Series I
	2016		1.000%	1.300%	16.20	16.95	1,549	26,250	8.84%	9.17%	0.69%
	2015		1.000%	1.300%	14.89	15.53	2,458	37,588	-6.99%	-6.71%	1.10%
	2014		1.000%	1.300%	16.01	16.64	2,588	42,413	6.75%	7.07%	0.84%
	2013		1.000%	1.300%	14.99	15.55	2,758	42,201	27.58%	27.96%	1.40%
	2012		1.000%	1.300%	11.75	12.15	2,758	33,023	12.41%	12.75%	0.93%
Invesco V.I. International Growth Fund Series I
	2016		1.300%	1.300%	22.30	22.30	1,903	42,430	-1.74%	-1.74%	1.28%
	2015		1.000%	1.300%	22.69	23.67	1,959	44,513	-3.60%	-3.33%	1.11%
	2014		1.000%	1.300%	23.54	24.48	2,692	64,262	-0.96%	-0.67%	1.42%
	2013		1.000%	1.750%	22.44	24.65	3,534	83,715	16.95%	17.83%	1.34%
	2012		1.000%	1.750%	19.19	20.92	2,643	52,970	13.53%	14.38%	1.39%
Janus Aspen Global Research Portfolio Institutional Shares
	2016		0.550%	1.750%	1.53	14.52	186,714	300,348	0.28%	1.51%	1.00%
	2015		0.550%	1.750%	1.51	14.37	188,215	304,992	-3.98%	-2.82%	0.65%
	2014		0.550%	1.750%	1.55	14.86	190,224	328,598	5.58%	6.85%	1.14%
	2013		0.550%	1.750%	1.45	13.97	187,340	306,908	26.19%	27.72%	1.21%
	2012		0.550%	1.750%	1.14	10.99	163,224	220,292	18.00%	19.42%	0.92%
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.550%	2.600%	3.53	31.35	32,136,682	150,451,726	2.86%	4.99%	0.45%
	2015		0.550%	2.600%	3.39	30.23	36,992,151	162,662,608	-7.22%	-5.29%	0.00%
	2014		0.550%	2.600%	3.61	32.32	41,049,289	189,089,130	2.16%	4.28%	0.18%
	2013		0.550%	2.600%	3.48	31.39	46,764,036	204,261,357	36.47%	39.30%	0.43%
	2012		0.550%	2.600%	2.52	22.82	46,846,635	146,065,066	15.21%	17.60%	1.15%
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	2016		0.550%	2.600%	4.07	19.63	54,799,176	238,071,774	9.09%	11.35%	1.72%
	2015		0.550%	2.600%	3.69	17.85	61,031,816	239,225,159	-7.31%	-5.39%	1.67%
	2014		0.550%	2.600%	3.93	19.11	68,801,881	286,359,705	0.83%	2.92%	1.40%
	2013		0.550%	2.600%	3.84	18.80	76,019,222	308,791,795	15.58%	17.57%	1.43%
	2012		0.550%	2.250%	3.29	16.19	85,068,038	295,268,330	14.38%	16.34%	0.64%
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	2016		1.002%	1.002%	15.73	15.73	488,149	7,680,596	10.56%	10.56%	1.54%
	2015		1.002%	1.002%	14.23	14.23	513,546	7,308,215	-6.04%	-6.04%	1.49%
	2014		1.002%	1.002%	15.15	15.15	529,952	8,026,464	2.20%	2.20%	1.21%
	2013		1.002%	1.002%	14.82	14.82	537,422	7,964,599	16.74%	16.74%	1.23%
	2012		1.002%	1.002%	12.69	12.69	570,302	7,239,701	15.52%	15.52%	0.42%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	4.04%
	2015		1.002%	1.802%	7.72	7.82	89,310	698,792	-16.53%	-15.86%	1.71%
	2014	5/14/14	1.002%	1.802%	9.25	9.30	59,405	552,404	-8.58%	-8.03%	1.61%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
	2016		0.000%	0.000%	$—	$—	—	$—	0.00%	0.00%	4.72%
	2015		1.002%	1.002%	7.79	7.79	34,929	272,168	-16.06%	-16.06%	2.07%
	2014	5/21/14	1.002%	1.002%	9.28	9.28	10,870	100,915	-8.58%	-8.58%	1.72%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2016		1.002%	2.302%	8.84	9.38	1,476,118	13,834,120	1.23%	2.56%	1.13%
	2015		0.942%	2.242%	8.73	9.15	1,798,138	16,439,096	-4.98%	-3.73%	1.12%
	2014		0.942%	2.242%	9.22	9.50	2,147,154	20,396,147	0.93%	2.10%	1.36%
	2013		0.942%	2.092%	9.26	9.31	2,469,573	22,982,384	-9.53%	-9.25%	0.82%
	2012	5/15/12	1.002%	1.302%	10.24	10.26	137,201	1,407,458	0.74%	2.45%	0.00%
LVIP BlackRock Inflation Protected Bond Fund Service Class
	2016		1.002%	1.002%	9.28	9.28	635,230	5,892,325	2.30%	2.30%	0.76%
	2015		0.942%	0.942%	9.07	9.07	605,934	5,494,499	-3.98%	-3.98%	1.17%
	2014		0.942%	0.942%	9.44	9.44	622,942	5,883,069	1.86%	1.86%	0.96%
	2013		0.942%	0.942%	9.27	9.27	577,920	5,358,471	-9.48%	-9.48%	0.42%
	2012	5/21/12	1.002%	1.002%	10.24	10.24	21,320	218,380	1.71%	1.71%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		0.550%	2.600%	3.41	20.07	56,791,107	205,981,439	-3.85%	-1.85%	0.41%
	2015		0.550%	2.600%	3.50	20.71	63,392,126	235,312,424	-1.26%	0.78%	0.00%
	2014		0.550%	2.600%	3.50	20.80	70,120,450	259,488,584	2.65%	4.77%	0.00%
	2013		0.550%	2.600%	3.37	20.11	77,346,690	274,429,063	22.83%	24.81%	0.00%
	2012		0.550%	2.152%	2.72	16.31	86,510,764	246,945,667	13.91%	15.75%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	2016		1.002%	1.002%	16.96	16.96	146,082	2,477,200	-2.54%	-2.54%	0.21%
	2015		1.002%	1.002%	17.40	17.40	154,093	2,681,142	0.08%	0.08%	0.00%
	2014		1.002%	1.002%	17.39	17.39	150,608	2,618,398	4.04%	4.04%	0.00%
	2013		1.002%	1.002%	16.71	16.71	140,719	2,351,483	23.93%	23.93%	0.00%
	2012		1.002%	1.002%	13.48	13.48	141,498	1,907,866	14.95%	14.95%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016		1.002%	2.302%	9.41	9.74	84,604	824,032	-0.07%	1.24%	0.00%
	2015		1.002%	2.302%	9.42	9.62	104,525	1,005,723	-6.38%	-5.15%	0.00%
	2014	5/14/14	1.002%	2.302%	10.06	10.15	23,419	237,554	-0.63%	2.88%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Service Class
	2016		1.000%	2.600%	8.99	10.49	36,027	361,779	-0.61%	0.99%	0.00%
	2015		1.000%	2.600%	9.05	10.38	41,135	412,117	-6.89%	-5.39%	0.00%
	2014		1.000%	2.600%	9.72	10.97	35,585	381,350	-9.92%	-8.47%	0.00%
	2013		1.000%	2.600%	11.37	11.99	27,171	323,068	22.30%	23.28%	0.00%
	2012		1.000%	1.800%	9.30	9.72	28,976	280,540	4.32%	5.15%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2016		1.002%	2.302%	8.53	19.21	1,046,047	9,970,899	-1.12%	0.18%	3.69%
	2015		1.002%	2.302%	8.62	19.36	1,148,447	10,928,192	-3.47%	-2.21%	2.84%
	2014		1.002%	2.302%	8.91	9.73	1,343,487	13,072,927	11.47%	12.75%	2.87%
	2013		1.002%	2.152%	8.00	8.63	1,221,026	10,531,847	1.11%	2.28%	0.00%
	2012		1.002%	2.152%	8.07	8.44	1,247,261	10,518,619	22.46%	23.44%	0.00%
LVIP Clarion Global Real Estate Fund Service Class
	2016		1.000%	2.600%	7.98	18.85	569,064	5,276,604	-1.65%	-0.06%	3.63%
	2015		1.000%	2.600%	8.11	19.05	557,163	5,169,960	-4.00%	-2.45%	2.74%
	2014		1.000%	2.600%	8.45	19.71	567,990	5,404,936	10.68%	12.47%	2.35%
	2013		1.000%	2.600%	7.63	8.49	531,538	4,495,858	0.39%	2.01%	0.00%
	2012		1.000%	2.600%	7.60	8.32	498,262	4,128,013	21.20%	23.15%	0.00%
LVIP Delaware Bond Fund Standard Class
	2016		0.550%	2.600%	10.02	18.60	18,326,012	200,234,374	0.09%	2.16%	2.39%
	2015		0.550%	2.600%	9.88	18.29	20,496,523	219,947,599	-2.19%	-0.16%	2.26%
	2014		0.550%	2.600%	9.98	18.41	22,819,333	246,059,115	3.26%	5.39%	1.99%
	2013		0.550%	2.600%	9.54	17.54	25,125,358	258,108,180	-4.82%	-2.84%	1.66%
	2012		0.550%	2.600%	9.89	18.14	30,192,293	320,143,014	3.87%	6.02%	1.97%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Bond Fund Service Class
	2016		1.002%	1.002%	$15.62	$15.62	1,674,147	$26,151,033	1.35%	1.35%	2.21%
	2015		1.002%	1.002%	15.41	15.41	1,647,473	25,392,417	-0.96%	-0.96%	2.03%
	2014		1.002%	1.002%	15.56	15.56	1,657,325	25,792,538	4.55%	4.55%	1.74%
	2013		1.002%	1.002%	14.89	14.89	1,661,541	24,732,596	-3.62%	-3.62%	1.39%
	2012		1.002%	1.002%	15.44	15.44	1,822,410	28,144,745	5.18%	5.18%	1.71%
LVIP Delaware Diversified Floating Rate Fund Service Class
	2016		1.000%	2.302%	9.14	9.84	448,852	4,388,234	-0.31%	0.99%	0.00%
	2015		1.000%	2.302%	9.17	9.74	555,145	5,382,506	-3.23%	-1.96%	1.27%
	2014		1.000%	2.302%	9.53	9.94	628,022	6,221,265	-1.78%	-0.64%	1.22%
	2013		1.000%	2.152%	9.75	10.00	515,364	5,141,402	-1.44%	-0.49%	0.91%
	2012		1.000%	1.952%	9.92	10.05	127,527	1,280,221	2.12%	2.93%	1.57%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		1.000%	1.802%	5.26	20.61	17,462,768	97,717,354	3.73%	4.57%	1.54%
	2015		1.000%	1.802%	5.05	19.87	19,529,008	104,497,448	-3.09%	-2.31%	1.66%
	2014		1.000%	1.802%	5.18	20.51	21,622,450	118,447,134	2.48%	3.30%	2.25%
	2013		1.000%	1.802%	5.03	20.01	23,875,428	126,580,824	18.09%	19.04%	1.52%
	2012		1.000%	1.802%	4.24	16.94	26,732,328	119,140,883	11.27%	12.16%	1.73%
LVIP Delaware Foundation Aggressive Allocation Fund Service Class
	2016		1.002%	1.002%	18.41	18.41	623,009	11,472,038	4.31%	4.31%	1.45%
	2015		1.002%	1.002%	17.65	17.65	547,182	9,659,785	-2.56%	-2.56%	1.65%
	2014		1.002%	1.002%	18.12	18.12	430,156	7,793,348	3.04%	3.04%	2.30%
	2013		1.002%	1.002%	17.58	17.58	346,206	6,087,355	18.74%	18.74%	1.52%
	2012		1.002%	1.002%	14.81	14.81	280,435	4,152,603	11.89%	11.89%	1.62%
LVIP Delaware Foundation Conservative Allocation Fund Standard Class
	2016		0.550%	2.152%	8.39	17.62	21,191,229	189,215,181	2.48%	4.14%	2.22%
	2015		0.550%	2.152%	8.11	17.13	23,956,991	206,460,598	-3.05%	-1.48%	2.63%
	2014		0.550%	2.152%	8.30	17.61	26,542,112	233,035,159	2.64%	4.30%	2.56%
	2013		0.550%	2.152%	8.02	17.09	29,260,301	247,597,995	7.01%	8.74%	2.08%
	2012		0.550%	2.152%	7.43	15.92	32,844,175	256,683,780	8.28%	10.02%	2.39%
LVIP Delaware Foundation Conservative Allocation Fund Service Class
	2016		1.002%	1.002%	15.22	15.22	448,462	6,827,540	3.41%	3.41%	2.08%
	2015		1.002%	1.002%	14.72	14.72	460,930	6,785,728	-2.17%	-2.17%	2.59%
	2014		1.002%	1.002%	15.05	15.05	438,716	6,601,949	3.57%	3.57%	2.57%
	2013		1.002%	1.002%	14.53	14.53	404,574	5,878,377	7.98%	7.98%	1.95%
	2012		1.002%	1.002%	13.46	13.46	404,452	5,442,315	9.26%	9.26%	2.33%
LVIP Delaware Foundation Moderate Allocation Fund Standard Class
	2016		1.000%	2.152%	15.45	16.85	338,381	5,679,513	2.43%	3.61%	1.66%
	2015		1.000%	2.152%	15.44	16.27	356,925	5,794,526	-2.91%	-2.13%	2.22%
	2014		1.000%	1.800%	15.90	16.62	347,256	5,762,619	2.76%	3.59%	1.94%
	2013		1.000%	1.800%	15.47	16.05	349,478	5,605,353	12.20%	13.10%	2.18%
	2012		1.000%	1.800%	13.79	14.19	248,443	3,520,946	9.32%	10.20%	2.65%
LVIP Delaware Foundation Moderate Allocation Fund Service Class
	2016		1.002%	1.002%	16.53	16.53	717,780	11,862,779	3.34%	3.34%	1.66%
	2015		1.002%	1.002%	15.99	15.99	575,085	9,197,384	-2.38%	-2.38%	2.07%
	2014		1.002%	1.002%	16.38	16.38	459,876	7,533,820	3.33%	3.33%	2.01%
	2013		1.002%	1.002%	15.85	15.85	330,140	5,234,022	12.82%	12.82%	1.98%
	2012		1.002%	1.002%	14.05	14.05	189,612	2,664,576	9.93%	9.93%	2.68%
LVIP Delaware Social Awareness Fund Standard Class
	2016		0.550%	2.152%	12.14	28.71	39,622,005	510,864,856	4.37%	6.05%	1.40%
	2015		0.550%	2.500%	11.53	27.41	44,335,289	541,450,617	-2.78%	-1.21%	1.42%
	2014		0.550%	2.152%	11.76	28.10	48,833,622	606,194,398	12.75%	14.57%	1.51%
	2013		0.550%	2.152%	10.34	24.83	53,413,347	581,430,172	32.80%	34.95%	1.24%
	2012		0.550%	2.152%	7.72	18.63	58,989,456	477,910,579	12.83%	14.65%	0.75%
LVIP Delaware Social Awareness Fund Service Class
	2016		1.002%	1.002%	22.66	22.66	988,698	22,407,011	5.21%	5.21%	1.15%
	2015		1.002%	1.002%	21.54	21.54	972,558	20,950,586	-2.00%	-2.00%	1.14%
	2014		1.002%	1.002%	21.98	21.98	929,882	20,439,084	13.65%	13.65%	1.25%
	2013		1.002%	1.002%	19.34	19.34	891,283	17,237,160	33.86%	33.86%	0.97%
	2012		1.002%	1.002%	14.45	14.45	863,197	12,470,804	13.74%	13.74%	0.43%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Special Opportunities Fund Standard Class
	2016		0.550%	2.302%	$26.11	$38.93	13,035,424	$445,035,149	17.66%	19.74%	1.56%
	2015		0.550%	2.302%	22.19	32.92	14,531,478	416,152,487	-2.03%	-0.29%	1.20%
	2014		0.550%	2.302%	22.65	33.43	16,133,642	465,482,477	5.16%	7.04%	1.29%
	2013		0.550%	2.302%	21.54	31.63	17,824,462	482,652,804	30.71%	33.05%	1.13%
	2012		0.550%	2.600%	19.49	24.07	19,624,965	401,238,412	11.99%	14.31%	0.77%
LVIP Delaware Special Opportunities Fund Service Class
	2016		1.002%	1.002%	29.56	29.56	1,328,898	39,276,395	18.79%	18.79%	1.27%
	2015		1.002%	1.002%	24.88	24.88	1,330,379	33,101,303	-1.08%	-1.08%	0.89%
	2014		1.002%	1.002%	25.15	25.15	1,337,011	33,630,945	6.18%	6.18%	1.00%
	2013		1.002%	1.002%	23.69	23.69	1,334,451	31,611,771	31.99%	31.99%	0.82%
	2012		1.002%	1.002%	17.95	17.95	1,313,488	23,574,052	13.39%	13.39%	0.44%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016		0.550%	2.152%	19.76	26.38	41,796,225	961,988,780	11.97%	13.78%	1.51%
	2015		0.550%	2.152%	17.58	23.48	46,650,822	947,959,964	-4.09%	-2.54%	1.56%
	2014		0.550%	2.152%	18.25	24.39	51,905,545	1,087,164,514	10.77%	12.56%	1.93%
	2013		0.550%	2.152%	16.41	21.94	57,506,984	1,074,981,871	30.42%	32.53%	1.72%
	2012		0.550%	2.152%	12.53	16.77	63,867,906	904,929,778	12.86%	14.68%	1.06%
LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	2016		1.002%	1.002%	21.57	21.57	390,840	8,431,625	12.87%	12.87%	1.17%
	2015		1.002%	1.002%	19.11	19.11	377,386	7,212,942	-3.32%	-3.32%	1.26%
	2014		1.002%	1.002%	19.77	19.77	382,893	7,569,314	11.65%	11.65%	1.72%
	2013		1.002%	1.002%	17.71	17.71	360,077	6,375,242	31.47%	31.47%	1.47%
	2012		1.002%	1.002%	13.47	13.47	369,852	4,980,773	13.77%	13.77%	0.79%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	2016		1.002%	2.152%	8.51	8.77	65,873	577,030	0.24%	1.40%	1.45%
	2015		1.002%	2.152%	8.65	8.65	61,313	529,829	-8.94%	-8.94%	1.51%
	2014	5/14/14	1.002%	1.002%	9.50	9.50	55,183	524,064	-4.96%	-4.96%	2.27%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	2016		1.000%	2.600%	8.33	9.71	44,442	402,378	-0.46%	1.15%	1.38%
	2015		1.000%	2.600%	8.37	9.60	35,283	319,437	-10.61%	-9.17%	1.22%
	2014		1.000%	2.600%	9.36	10.57	26,574	269,708	-4.74%	-3.20%	1.29%
	2013		1.000%	2.600%	10.36	10.92	23,765	252,964	17.50%	18.44%	0.98%
	2012		1.000%	1.800%	8.82	9.22	37,470	342,104	18.76%	19.71%	1.75%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		1.002%	1.952%	15.16	16.63	842,743	13,957,565	2.99%	3.97%	1.91%
	2015		1.002%	1.952%	14.70	15.99	1,027,248	16,370,274	-3.89%	-2.97%	1.88%
	2014		1.002%	1.952%	15.27	16.48	1,301,398	21,380,454	3.66%	4.65%	2.01%
	2013		1.002%	1.952%	14.71	15.75	1,336,346	21,010,266	7.63%	8.66%	1.74%
	2012		1.002%	2.152%	13.65	14.50	1,619,301	23,398,077	7.65%	8.68%	3.81%
LVIP Global Conservative Allocation Managed Risk Fund Service Class
	2016		1.000%	2.600%	13.43	16.16	1,128,349	18,155,702	2.06%	3.71%	1.72%
	2015		1.000%	2.600%	13.16	15.58	1,261,380	19,579,354	-4.74%	-3.21%	1.84%
	2014		1.000%	2.600%	13.81	16.10	1,292,776	20,715,765	2.72%	4.38%	1.78%
	2013		1.000%	2.600%	13.45	15.42	1,291,960	19,847,337	6.66%	8.38%	1.74%
	2012		1.000%	2.600%	12.61	14.23	1,278,972	18,138,246	6.69%	8.41%	3.73%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		1.002%	2.152%	13.17	15.05	1,235,503	18,566,891	2.52%	3.70%	1.69%
	2015		1.002%	2.152%	13.33	14.51	1,465,024	21,228,656	-5.41%	-4.65%	1.83%
	2014		1.002%	1.802%	14.10	15.22	1,659,262	25,233,432	1.62%	2.44%	1.98%
	2013		1.002%	2.302%	13.87	14.86	1,809,746	26,877,149	11.52%	12.41%	1.63%
	2012		1.002%	1.802%	12.44	13.21	2,089,304	27,604,350	7.19%	8.06%	2.54%
LVIP Global Growth Allocation Managed Risk Fund Service Class
	2016		1.000%	2.300%	12.37	14.62	2,945,717	42,880,609	2.11%	3.45%	1.55%
	2015		1.000%	2.750%	12.11	14.14	3,124,345	43,972,204	-6.54%	-4.89%	1.69%
	2014		1.000%	2.750%	12.90	14.86	3,196,335	47,295,648	0.41%	2.18%	1.80%
	2013		1.000%	2.750%	12.79	14.80	3,227,971	46,776,997	10.19%	12.14%	1.50%
	2012		1.000%	2.750%	11.49	13.43	3,189,436	41,229,988	5.92%	7.79%	2.39%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Income Fund Standard Class
	2016		1.002%	2.302%	$10.55	$11.70	399,090	$4,659,324	-1.78%	-0.49%	0.00%
	2015		1.002%	2.302%	10.74	11.76	494,970	5,809,107	-4.26%	-3.00%	3.00%
	2014		1.002%	2.302%	11.31	12.13	585,301	7,084,502	-0.23%	0.93%	0.60%
	2013		1.002%	2.152%	11.33	12.02	630,789	7,567,942	-4.89%	-3.79%	0.25%
	2012		1.002%	2.152%	11.91	12.49	692,280	8,637,323	5.40%	6.62%	1.96%
LVIP Global Income Fund Service Class
	2016		1.000%	2.150%	10.48	11.44	390,605	4,425,698	-1.87%	-0.74%	0.00%
	2015		1.000%	2.150%	10.68	11.52	389,668	4,457,696	-4.35%	-3.24%	2.93%
	2014		1.000%	2.150%	11.16	11.91	387,713	4,585,694	-0.48%	0.67%	0.36%
	2013		1.000%	2.150%	11.33	11.83	349,872	4,113,705	-4.93%	-4.03%	0.26%
	2012		1.000%	1.950%	11.91	12.32	315,057	3,869,096	5.35%	6.36%	1.79%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016		1.002%	2.152%	13.84	15.81	1,705,494	26,881,477	2.12%	3.30%	1.59%
	2015		1.002%	2.152%	13.55	15.30	2,056,717	31,393,414	-5.43%	-4.34%	1.79%
	2014		1.002%	2.152%	14.33	15.99	2,474,381	39,510,982	1.93%	3.11%	1.91%
	2013		1.002%	2.302%	14.48	15.51	2,611,762	40,399,596	9.69%	10.74%	1.62%
	2012		1.002%	1.952%	13.19	14.01	3,041,510	42,523,278	7.47%	8.50%	3.24%
LVIP Global Moderate Allocation Managed Risk Fund Service Class
	2016		1.000%	2.600%	12.76	15.36	3,204,960	48,902,871	1.40%	3.04%	1.42%
	2015		1.000%	2.600%	12.59	14.90	3,542,468	52,486,966	-6.09%	-4.58%	1.73%
	2014		1.000%	2.600%	13.40	15.62	3,599,127	55,911,930	1.22%	2.85%	1.71%
	2013		1.000%	2.600%	13.24	15.19	3,584,765	54,164,194	8.72%	10.47%	1.54%
	2012		1.000%	2.600%	12.18	13.75	3,481,487	47,603,181	6.51%	8.23%	3.09%
LVIP Government Money Market Fund Standard Class
	2016		0.550%	2.152%	2.74	10.31	13,901,895	41,039,500	-2.10%	-0.52%	0.03%
	2015		0.550%	2.152%	2.78	10.41	14,862,741	44,247,610	-2.12%	-0.53%	0.02%
	2014		0.550%	2.152%	2.81	10.51	15,778,430	47,695,294	-2.11%	-0.52%	0.03%
	2013		0.550%	2.152%	2.85	10.61	18,006,468	55,061,172	-2.11%	-0.52%	0.02%
	2012		0.550%	2.152%	2.88	10.72	20,016,855	61,630,256	-2.10%	-0.52%	0.03%
LVIP Government Money Market Fund Service Class
	2016		1.002%	1.002%	10.17	10.17	722,769	7,347,855	-0.97%	-0.97%	0.02%
	2015		1.002%	1.002%	10.27	10.27	732,835	7,523,244	-0.97%	-0.97%	0.02%
	2014		1.002%	1.002%	10.37	10.37	751,916	7,795,109	-0.97%	-0.97%	0.03%
	2013		1.002%	1.002%	10.47	10.47	684,946	7,170,488	-0.97%	-0.97%	0.02%
	2012		1.002%	1.002%	10.57	10.57	686,234	7,254,520	-0.97%	-0.97%	0.03%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016		1.002%	1.302%	10.38	10.46	157,299	1,645,647	8.57%	8.91%	0.92%
	2015		1.002%	1.302%	9.56	9.61	110,036	1,056,968	-8.96%	-8.66%	0.79%
	2014	5/14/14	1.002%	1.302%	10.50	10.52	92,000	967,495	-1.53%	6.23%	1.38%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	2016		1.000%	2.600%	10.39	13.12	64,804	701,135	6.91%	8.63%	0.57%
	2015		1.000%	2.600%	9.57	12.08	41,952	427,708	-10.33%	-8.88%	0.65%
	2014		1.000%	2.600%	11.74	13.26	22,625	266,264	5.08%	6.77%	0.92%
	2013		1.000%	2.600%	12.17	12.42	9,874	120,974	22.26%	22.63%	0.18%
	2012		1.000%	1.800%	9.68	10.13	21,138	212,324	11.44%	12.34%	0.00%
LVIP Managed Risk Profile 2010 Fund Standard Class
	2016		1.002%	1.002%	13.04	13.04	244,116	3,182,883	3.39%	3.39%	1.79%
	2015		1.002%	1.002%	12.61	12.61	255,384	3,220,493	-2.59%	-2.59%	1.90%
	2014		1.002%	1.002%	12.95	12.95	248,311	3,214,511	3.73%	3.73%	1.85%
	2013		1.002%	1.002%	12.48	12.48	273,338	3,411,129	7.84%	7.84%	1.19%
	2012		1.002%	1.002%	11.57	11.57	335,780	3,885,665	7.46%	7.46%	2.10%
LVIP Managed Risk Profile 2010 Fund Service Class
	2016		1.002%	1.002%	12.73	12.73	118,709	1,510,950	3.13%	3.13%	1.66%
	2015		1.002%	1.002%	12.34	12.34	105,265	1,299,115	-2.83%	-2.83%	1.46%
	2014		1.000%	1.002%	12.70	12.70	132,800	1,686,649	3.47%	3.47%	1.57%
	2013		1.000%	1.002%	12.27	12.28	147,217	1,806,987	7.58%	7.58%	1.10%
	2012		1.000%	1.002%	11.41	11.41	137,406	1,567,762	7.19%	7.19%	1.82%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2020 Fund Standard Class
	2016		1.002%	1.002%	$12.51	$12.51	855,867	$10,706,504	3.41%	3.41%	1.81%
	2015		1.002%	1.002%	12.10	12.10	984,389	11,907,972	-3.19%	-3.19%	1.81%
	2014		1.002%	1.002%	12.49	12.49	1,034,447	12,925,275	3.35%	3.35%	1.90%
	2013		1.002%	1.002%	12.09	12.09	1,051,865	12,717,111	10.02%	10.02%	1.39%
	2012		1.002%	1.002%	10.99	10.99	1,017,093	11,176,392	7.30%	7.30%	2.03%
LVIP Managed Risk Profile 2020 Fund Service Class
	2016		1.000%	1.002%	12.21	12.22	1,078,860	13,177,021	3.16%	3.16%	1.68%
	2015		1.000%	1.002%	11.84	11.84	1,060,358	12,554,103	-3.43%	-3.43%	1.62%
	2014		1.000%	1.002%	12.26	12.26	1,037,275	12,716,605	3.09%	3.09%	1.76%
	2013		1.000%	1.002%	11.89	11.89	951,946	11,320,910	9.74%	9.75%	1.22%
	2012		1.000%	1.002%	10.84	10.84	832,978	9,026,552	7.03%	7.03%	1.70%
LVIP Managed Risk Profile 2030 Fund Standard Class
	2016		1.002%	1.002%	12.21	12.21	727,849	8,885,192	2.68%	2.68%	1.89%
	2015		1.002%	1.002%	11.89	11.89	709,731	8,437,734	-3.63%	-3.63%	1.80%
	2014		1.002%	1.002%	12.34	12.34	732,778	9,039,939	3.12%	3.12%	2.21%
	2013		1.002%	1.002%	11.96	11.96	628,874	7,523,359	12.61%	12.61%	1.44%
	2012		1.002%	1.002%	10.62	10.62	580,789	6,170,018	6.82%	6.82%	1.85%
LVIP Managed Risk Profile 2030 Fund Service Class
	2016		1.000%	1.002%	11.92	11.92	1,608,249	19,167,074	2.42%	2.43%	1.67%
	2015		1.000%	1.002%	11.64	11.64	1,457,910	16,964,202	-3.87%	-3.87%	1.59%
	2014		1.000%	1.002%	12.10	12.11	1,340,340	16,224,117	2.86%	2.86%	2.00%
	2013		1.000%	1.002%	11.77	11.77	1,110,931	13,073,306	12.33%	12.33%	1.16%
	2012		1.000%	1.002%	10.48	10.48	950,284	9,955,688	6.56%	6.56%	1.48%
LVIP Managed Risk Profile 2040 Fund Standard Class
	2016		1.002%	1.002%	11.51	11.51	227,230	2,615,979	2.78%	2.78%	1.72%
	2015		1.002%	1.002%	11.20	11.20	252,068	2,823,560	-4.19%	-4.19%	1.81%
	2014		1.002%	1.002%	11.69	11.69	237,538	2,777,142	2.45%	2.45%	2.29%
	2013		1.002%	1.002%	11.41	11.41	221,195	2,524,250	15.37%	15.37%	1.29%
	2012		1.002%	1.002%	9.89	9.89	214,599	2,122,649	6.06%	6.06%	1.68%
LVIP Managed Risk Profile 2040 Fund Service Class
	2016		1.002%	1.002%	11.24	11.24	1,726,250	19,400,553	2.52%	2.52%	1.59%
	2015		1.000%	1.002%	10.95	10.96	1,549,724	16,989,291	-4.42%	-4.42%	1.56%
	2014		1.000%	1.002%	11.46	11.47	1,430,424	16,407,454	2.19%	2.19%	2.22%
	2013		1.000%	1.002%	11.21	11.22	1,165,907	13,087,225	15.09%	15.09%	1.14%
	2012		1.000%	1.002%	9.74	9.75	960,991	9,372,624	5.79%	5.79%	1.32%
LVIP Managed Risk Profile 2050 Fund Standard Class
	2016		1.002%	1.002%	11.44	11.44	50,676	579,689	3.37%	3.37%	2.29%
	2015		1.002%	1.002%	11.07	11.07	37,435	414,245	-4.71%	-4.71%	1.81%
	2014		1.002%	1.002%	11.61	11.61	25,243	293,131	1.91%	1.91%	1.67%
	2013		1.002%	1.002%	11.39	11.39	26,281	299,452	17.85%	17.85%	1.98%
	2012		1.002%	1.002%	9.67	9.67	10,970	106,058	4.95%	4.95%	1.58%
LVIP Managed Risk Profile 2050 Fund Service Class
	2016		1.002%	1.002%	11.28	11.28	683,448	7,708,014	3.11%	3.11%	1.80%
	2015		1.002%	1.002%	10.94	10.94	458,131	5,010,871	-4.94%	-4.94%	1.69%
	2014		1.002%	1.002%	11.51	11.51	267,250	3,075,039	1.66%	1.66%	2.28%
	2013		1.002%	1.002%	11.32	11.32	128,362	1,452,816	17.55%	17.55%	1.57%
	2012		1.002%	1.002%	9.63	9.63	43,273	416,659	4.69%	4.69%	1.25%
LVIP MFS International Growth Fund Service Class
	2016		1.000%	1.800%	8.68	9.38	56,545	515,910	-0.40%	0.40%	1.18%
	2015		1.000%	1.800%	8.72	9.34	59,880	548,658	-0.76%	0.04%	0.91%
	2014		1.000%	1.800%	8.79	9.34	63,666	585,594	-6.98%	-6.23%	0.82%
	2013		1.000%	1.800%	9.44	9.96	56,207	554,587	11.30%	12.19%	0.58%
	2012		1.000%	1.800%	8.49	8.88	53,835	474,837	16.99%	17.93%	0.48%
LVIP MFS Value Fund Service Class
	2016		1.000%	1.800%	14.60	15.77	135,860	2,112,905	11.75%	12.65%	1.54%
	2015		1.000%	1.800%	13.06	14.00	158,723	2,195,281	-2.56%	-1.78%	1.78%
	2014		1.000%	1.800%	13.41	14.25	167,479	2,359,533	8.27%	9.13%	2.14%
	2013		1.000%	1.950%	12.38	13.06	181,935	2,360,815	33.20%	34.27%	1.45%
	2012		1.000%	1.800%	9.30	9.72	202,115	1,957,803	13.97%	14.89%	0.92%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Mondrian International Value Fund Standard Class
	2016		0.550%	2.600%	$3.61	$22.42	43,950,795	$172,297,911	1.34%	3.44%	2.63%
	2015		0.550%	2.600%	3.52	21.94	49,910,782	189,760,112	-6.26%	-4.32%	2.81%
	2014		0.550%	2.600%	3.70	23.22	55,134,934	219,920,959	-5.04%	-3.07%	3.80%
	2013		0.550%	2.600%	3.85	24.26	60,255,347	248,980,827	18.71%	21.17%	2.45%
	2012		0.550%	2.600%	3.20	20.27	66,692,378	228,649,047	6.80%	9.02%	2.83%
LVIP Mondrian International Value Fund Service Class
	2016		1.002%	1.002%	16.86	16.86	1,072,403	18,083,172	2.72%	2.72%	2.53%
	2015		1.002%	1.002%	16.42	16.42	1,089,519	17,885,680	-4.99%	-4.99%	2.71%
	2014		1.002%	1.002%	17.28	17.28	1,057,297	18,268,532	-3.76%	-3.76%	3.75%
	2013		1.002%	1.002%	17.95	17.95	1,021,046	18,330,725	20.34%	20.34%	2.31%
	2012		1.002%	1.002%	14.92	14.92	1,011,600	15,091,748	8.25%	8.25%	2.73%
LVIP SSGA Bond Index Fund Standard Class
	2016		1.002%	2.302%	10.88	12.00	571,184	6,846,040	-0.05%	1.26%	2.08%
	2015		1.002%	2.302%	10.88	11.85	446,122	5,279,420	-2.03%	-0.75%	2.59%
	2014		1.002%	2.302%	11.20	11.94	462,427	5,515,780	3.50%	4.70%	2.02%
	2013		1.002%	2.152%	10.82	11.41	379,170	4,320,672	-4.64%	-3.54%	1.68%
	2012		1.002%	2.152%	11.49	11.83	523,545	6,187,764	2.00%	2.82%	2.32%
LVIP SSGA Bond Index Fund Service Class
	2016		1.000%	2.150%	10.96	12.39	309,543	3,672,992	-0.14%	1.02%	2.00%
	2015		1.000%	2.150%	10.96	12.27	232,051	2,730,230	-1.93%	-0.99%	2.60%
	2014		1.000%	1.950%	11.17	12.39	165,313	1,966,509	3.45%	4.44%	1.81%
	2013		1.000%	1.950%	10.80	11.86	140,591	1,606,456	-4.69%	-3.78%	1.69%
	2012		1.000%	1.950%	11.33	12.33	151,615	1,802,673	1.60%	2.57%	2.33%
LVIP SSGA Developed International 150 Fund Service Class
	2016		1.000%	2.150%	10.18	11.23	8,721	97,781	7.14%	8.37%	3.26%
	2015		1.000%	2.150%	9.75	10.36	9,042	91,911	-6.24%	-5.48%	2.93%
	2014		1.000%	1.800%	10.40	10.96	7,199	78,018	-1.15%	-0.35%	2.83%
	2013		1.000%	1.800%	10.52	11.00	7,342	80,349	17.87%	18.82%	2.30%
	2012		1.000%	1.800%	8.93	9.26	9,196	84,813	11.34%	12.24%	2.43%
LVIP SSGA Emerging Markets 100 Fund Standard Class
	2016		1.002%	2.152%	13.41	14.64	1,334,773	19,535,247	12.98%	14.28%	2.66%
	2015		1.002%	2.152%	11.87	12.81	1,349,787	17,285,103	-18.81%	-17.87%	4.14%
	2014		1.002%	2.152%	14.62	15.60	1,373,995	21,423,937	-5.43%	-4.33%	2.99%
	2013		1.002%	2.152%	15.46	16.30	1,346,955	21,954,109	-4.90%	-3.80%	2.21%
	2012		1.002%	2.152%	16.26	16.95	1,488,885	25,226,202	10.26%	11.53%	2.56%
LVIP SSGA Emerging Markets 100 Fund Service Class
	2016		1.000%	2.150%	10.41	14.37	621,845	8,747,221	12.71%	14.01%	2.59%
	2015		1.000%	2.150%	9.24	12.60	537,168	6,620,005	-19.01%	-18.07%	4.19%
	2014		1.000%	2.150%	11.41	15.38	483,104	7,231,954	-5.66%	-4.57%	2.90%
	2013		1.000%	2.150%	12.33	16.12	412,960	6,473,352	-4.81%	-4.04%	2.28%
	2012		1.000%	1.800%	12.95	16.80	340,653	5,532,684	10.38%	11.27%	2.58%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016		1.002%	2.302%	13.02	14.09	492,561	6,639,994	3.22%	4.57%	1.69%
	2015		1.002%	2.302%	11.85	13.65	567,716	7,315,767	-8.65%	-7.45%	2.92%
	2014		1.002%	2.302%	13.53	14.94	605,284	8,428,621	1.61%	2.94%	2.11%
	2013		1.002%	2.302%	13.19	13.53	677,730	9,172,186	8.39%	8.71%	1.87%
	2012		1.002%	1.302%	12.17	12.45	832,156	10,356,862	9.71%	10.04%	3.35%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	2016		1.000%	2.150%	11.46	14.20	1,103,858	14,386,873	3.12%	4.31%	1.51%
	2015		1.000%	2.150%	11.12	13.74	1,225,470	15,320,617	-8.73%	-7.68%	2.69%
	2014		1.000%	2.150%	12.18	15.03	1,331,166	18,034,099	1.50%	2.68%	2.00%
	2013		1.000%	2.150%	12.00	13.24	1,359,646	17,951,574	7.21%	8.44%	1.80%
	2012		1.000%	2.150%	11.19	12.21	1,400,696	17,094,709	8.52%	9.77%	3.26%
LVIP SSGA International Index Fund Standard Class
	2016		1.002%	1.802%	13.77	14.63	229,702	3,360,048	-0.81%	-0.01%	2.87%
	2015		1.002%	1.802%	13.88	14.63	251,025	3,672,356	-2.98%	-2.20%	2.65%
	2014		1.002%	1.802%	14.30	14.96	187,148	2,799,500	-7.52%	-6.78%	2.93%
	2013		1.002%	1.802%	15.47	16.05	158,322	2,540,586	18.83%	19.78%	1.81%
	2012		1.002%	1.802%	13.02	13.40	130,295	1,745,605	16.03%	16.95%	2.18%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Index Fund Service Class
	2016		1.000%	1.800%	$8.73	$14.35	232,834	$2,963,079	-1.06%	-0.26%	2.81%
	2015		1.000%	1.800%	8.82	14.39	190,392	2,493,887	-3.22%	-2.45%	2.35%
	2014		1.000%	1.800%	9.12	14.75	162,140	2,188,127	-7.75%	-7.01%	2.71%
	2013		1.000%	1.800%	10.33	15.86	121,409	1,710,296	19.49%	19.49%	1.63%
	2012		1.000%	1.002%	8.65	13.28	63,207	750,747	16.64%	16.64%	1.82%
LVIP SSGA International Managed Volatility Fund Standard Class
	2016	12/8/16	1.002%	1.802%	10.13	10.15	84,289	855,239	-0.48%	0.09%	1.18%
LVIP SSGA International Managed Volatility Fund Service Class
	2016	11/14/16	1.002%	1.002%	10.14	10.14	51,597	523,449	2.91%	2.91%	1.78%
LVIP SSGA Large Cap 100 Fund Service Class
	2016		1.000%	2.150%	19.52	21.53	19,232	405,568	18.65%	20.02%	2.14%
	2015		1.000%	2.150%	16.45	17.94	17,502	308,284	-6.93%	-5.86%	2.04%
	2014		1.000%	2.150%	17.68	19.05	22,526	423,763	13.96%	15.28%	3.01%
	2013		1.000%	2.150%	16.26	16.53	12,097	196,866	33.75%	34.15%	2.86%
	2012		1.000%	1.300%	12.15	12.32	5,944	72,886	10.50%	10.83%	0.82%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		1.000%	2.600%	14.33	24.47	20,730,610	332,418,815	8.89%	10.65%	1.83%
	2015		1.000%	2.600%	13.10	22.32	22,602,204	327,511,899	-1.42%	0.17%	1.86%
	2014		1.000%	2.600%	13.23	22.50	24,592,497	355,803,933	10.52%	12.30%	1.89%
	2013		1.000%	2.600%	11.92	15.42	26,672,911	343,662,458	29.19%	30.69%	2.34%
	2012		1.000%	2.152%	9.23	11.80	1,312,712	13,106,644	13.19%	14.50%	0.97%
LVIP SSGA S&P 500 Index Fund Service Class
	2016		1.002%	1.002%	15.62	15.62	4,565,125	71,329,541	10.37%	10.37%	1.71%
	2015		1.002%	1.002%	14.16	14.16	4,315,293	61,092,619	-0.09%	-0.09%	1.73%
	2014		1.002%	1.002%	14.17	14.17	4,080,129	57,815,303	12.02%	12.02%	1.76%
	2013		1.002%	1.002%	12.65	12.65	3,842,996	48,612,807	30.36%	30.36%	1.96%
	2012		1.002%	1.002%	9.70	9.70	423,161	4,106,089	14.21%	14.21%	0.84%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		1.002%	1.952%	15.00	25.38	2,685,569	43,497,313	18.35%	19.47%	1.28%
	2015		1.002%	1.952%	12.66	21.45	2,941,783	39,880,990	-6.56%	-5.67%	0.88%
	2014		1.002%	2.152%	13.17	22.95	3,311,831	47,593,259	2.45%	3.63%	0.81%
	2013		1.002%	2.152%	12.85	22.36	3,850,953	53,398,877	34.97%	36.53%	1.13%
	2012		1.002%	2.152%	9.71	16.53	622,031	6,321,743	13.65%	14.74%	0.73%
LVIP SSGA Small-Cap Index Fund Service Class
	2016		1.000%	2.600%	13.56	15.82	958,589	15,119,050	17.29%	19.18%	1.11%
	2015		1.000%	2.600%	11.56	13.27	932,459	12,336,868	-7.39%	-5.90%	0.69%
	2014		1.000%	2.600%	12.48	14.10	908,677	12,776,905	1.73%	3.37%	0.62%
	2013		1.000%	2.600%	12.27	13.64	905,431	12,322,441	34.04%	36.20%	0.72%
	2012		1.000%	2.600%	9.16	10.02	287,342	2,862,921	12.64%	14.46%	0.45%
LVIP SSGA Small-Mid Cap 200 Fund Service Class
	2016		1.000%	2.150%	22.47	24.04	33,429	790,304	27.51%	28.47%	1.80%
	2015		1.000%	1.800%	17.62	18.71	36,187	670,376	-8.74%	-8.00%	2.04%
	2014		1.000%	1.800%	19.30	20.34	38,455	776,915	2.19%	3.01%	3.27%
	2013		1.000%	1.800%	18.89	19.75	36,583	718,834	31.76%	32.82%	2.44%
	2012		1.000%	1.800%	14.34	14.87	39,199	580,939	11.52%	12.41%	2.23%
LVIP T. Rowe Price Growth Stock Fund Service Class
	2016		1.000%	1.950%	15.81	24.85	40,332	694,932	-0.81%	0.14%	0.00%
	2015		1.000%	1.950%	15.91	25.05	38,687	662,243	8.32%	9.35%	0.00%
	2014		1.000%	1.950%	14.67	23.13	44,253	693,271	6.35%	7.36%	0.00%
	2013		1.000%	2.150%	13.46	21.75	46,148	673,037	35.75%	37.32%	0.00%
	2012		1.000%	2.150%	9.91	15.99	61,432	652,411	15.51%	16.84%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		1.000%	2.152%	3.25	32.87	47,808,794	165,246,615	5.27%	6.49%	0.27%
	2015		1.000%	2.152%	3.06	31.12	52,583,269	170,680,544	-0.07%	1.09%	0.12%
	2014		1.000%	2.152%	3.03	31.03	56,279,182	180,765,762	9.21%	10.48%	0.24%
	2013		1.000%	2.152%	2.76	28.31	61,482,076	178,810,716	31.93%	33.45%	0.00%
	2012		1.000%	2.152%	2.07	21.39	66,453,089	144,897,203	13.83%	15.15%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	2016		1.002%	1.002%	$25.92	$25.92	595,542	$15,437,895	6.22%	6.22%	0.05%
	2015		1.002%	1.002%	24.41	24.41	571,267	13,941,805	0.83%	0.83%	0.00%
	2014		1.002%	1.002%	24.20	24.20	519,932	12,584,280	10.19%	10.19%	0.00%
	2013		1.002%	1.002%	21.96	21.96	468,214	10,284,111	33.12%	33.12%	0.00%
	2012		1.002%	1.002%	16.50	16.50	412,652	6,808,778	14.86%	14.86%	0.00%
LVIP Vanguard Domestic Equity ETF Fund Service Class
	2016		1.002%	2.302%	15.45	16.62	947,510	15,748,051	9.31%	10.74%	1.59%
	2015		1.002%	2.302%	14.80	15.01	716,913	10,760,223	-1.84%	-1.55%	1.43%
	2014		1.002%	1.302%	15.08	15.25	662,156	10,095,574	10.48%	10.82%	1.90%
	2013		1.002%	1.302%	13.65	13.76	445,721	6,132,409	28.52%	28.90%	1.22%
	2012		1.002%	1.302%	10.62	10.67	238,160	2,541,991	13.39%	13.73%	1.68%
LVIP Vanguard International Equity ETF Fund Service Class
	2016		1.002%	2.302%	9.61	10.34	755,080	7,804,394	1.10%	2.42%	2.14%
	2015		1.002%	2.302%	9.57	10.09	653,410	6,594,504	-5.25%	-4.15%	2.28%
	2014		1.002%	2.152%	10.42	10.53	464,940	4,896,140	-6.13%	-5.83%	1.93%
	2013		1.002%	1.302%	11.09	11.18	327,020	3,657,166	12.97%	13.32%	2.33%
	2012		1.002%	1.302%	9.87	9.87	196,233	1,936,559	17.85%	17.85%	5.08%
LVIP Wellington Capital Growth Fund Service Class
	2016		1.000%	1.000%	16.17	16.17	1,481	23,955	-1.14%	-1.14%	0.00%
	2015		1.000%	1.000%	16.36	16.36	6,257	102,358	8.06%	8.06%	0.00%
	2014		1.000%	1.000%	15.14	15.14	2,199	33,292	9.99%	9.99%	0.00%
	2013		1.000%	1.000%	13.76	13.76	3,894	53,593	34.32%	34.32%	0.00%
	2012		1.000%	1.000%	10.25	10.25	4,038	41,376	17.59%	17.59%	0.00%
LVIP Wellington Mid-Cap Value Fund Service Class
	2016		1.000%	2.600%	12.66	14.76	20,383	301,091	9.89%	11.66%	0.24%
	2015		1.000%	2.600%	11.52	13.22	22,907	298,705	-4.28%	-2.74%	0.17%
	2014		1.000%	2.600%	12.03	13.59	25,526	342,907	5.25%	6.94%	0.11%
	2013		1.000%	2.600%	11.43	12.71	27,981	352,008	30.38%	32.49%	0.23%
	2012		1.000%	2.600%	8.77	9.59	31,745	301,661	20.64%	22.58%	0.13%
MFS VIT Core Equity Series Initial Class
	2015		0.000%	0.000%	—	—	—	—	0.00%	0.00%	0.93%
	2014		1.000%	1.000%	18.70	18.70	404	7,555	10.13%	10.13%	0.79%
	2013		1.000%	1.000%	16.98	16.98	663	11,262	33.26%	33.26%	0.99%
	2012		1.000%	1.000%	12.74	12.74	693	8,832	15.07%	15.07%	0.78%
MFS VIT Total Return Series Initial Class
	2016		1.000%	2.150%	18.38	20.58	61,462	1,247,911	6.77%	8.01%	2.62%
	2015		1.000%	2.150%	17.14	19.06	67,866	1,276,104	-2.49%	-1.36%	2.57%
	2014		1.000%	2.150%	17.51	19.32	77,591	1,481,911	6.19%	7.42%	1.86%
	2013		1.000%	2.150%	16.42	18.04	90,097	1,605,159	16.52%	17.86%	1.76%
	2012		1.000%	2.150%	14.04	15.43	112,520	1,699,843	8.89%	10.15%	2.79%
MFS VIT Utilities Series Initial Class
	2016		1.000%	2.600%	2.57	45.52	46,910,770	130,338,969	8.61%	10.36%	3.57%
	2015		1.000%	2.600%	2.33	41.57	53,442,738	134,565,693	-16.71%	-15.37%	4.09%
	2014		1.000%	2.600%	2.76	49.52	63,617,358	189,070,913	9.84%	11.61%	2.10%
	2013		1.000%	2.600%	2.48	44.72	66,951,059	178,747,726	17.43%	19.32%	2.32%
	2012		1.000%	2.600%	2.09	37.78	74,117,662	165,775,160	10.57%	12.36%	6.67%
MFS VIT Utilities Series Service Class
	2016		1.002%	1.002%	31.84	31.84	1,163,959	37,059,844	10.13%	10.13%	3.39%
	2015		1.002%	1.002%	28.91	28.91	1,156,235	33,428,679	-15.61%	-15.61%	4.02%
	2014		1.002%	1.002%	34.26	34.26	1,194,868	40,934,560	11.35%	11.35%	1.96%
	2013		1.002%	1.002%	30.77	30.77	1,147,302	35,300,132	19.02%	19.02%	2.12%
	2012		1.002%	1.002%	25.85	25.85	1,161,080	30,016,013	12.08%	12.08%	6.50%
MFS VIT II Core Equity Portfolio Initial Class
	2016		1.000%	1.000%	20.37	20.37	210	4,285	10.27%	10.27%	0.69%
	2015	3/27/15	1.000%	1.000%	18.47	18.47	316	5,828	-3.29%	-3.29%	0.55%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Large Cap Value Portfolio I Class
	2016		0.550%	0.550%	$2.37	$2.37	6,296	$14,933	26.67%	26.67%	0.75%
	2015		0.550%	0.550%	1.87	1.87	6,237	11,678	-12.29%	-12.29%	0.76%
	2014		0.550%	0.550%	2.13	2.13	7,081	15,115	9.25%	9.25%	0.74%
	2013		0.550%	0.550%	1.95	1.95	7,330	14,322	30.42%	30.42%	1.22%
	2012		0.550%	0.550%	1.50	1.50	17,462	26,161	15.96%	15.96%	0.44%
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2016		0.550%	0.550%	2.66	2.66	46,121	122,471	3.82%	3.82%	0.00%
	2015		0.550%	0.550%	2.56	2.56	46,174	118,098	0.72%	0.72%	0.00%
	2014		0.550%	0.550%	2.54	2.54	33,286	84,527	6.99%	6.99%	0.00%
	2013		0.550%	0.550%	2.37	2.37	33,521	79,561	31.89%	31.89%	0.00%
	2012		0.550%	2.600%	1.57	21.49	59,349,440	108,181,521	9.53%	11.80%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class
	2016		1.000%	2.250%	27.79	31.20	6,679	200,777	13.59%	15.01%	0.61%
	2015		1.000%	2.250%	24.35	27.35	7,265	190,747	-10.37%	-9.25%	0.76%
	2014		1.000%	2.250%	27.03	30.38	8,215	239,019	11.31%	12.70%	1.07%
	2013		1.000%	2.250%	24.16	27.17	8,104	209,486	34.01%	35.69%	1.24%
	2012		1.000%	2.250%	17.94	20.18	8,197	156,481	12.96%	14.38%	0.52%
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class
	2016		1.000%	2.250%	7.61	8.37	5,801	48,434	12.32%	13.73%	0.91%
	2015		1.000%	2.250%	6.78	7.36	6,409	47,033	-27.32%	-26.40%	4.63%
	2014		1.000%	2.250%	9.32	10.01	8,512	84,840	-20.44%	-19.43%	0.26%
	2013		1.000%	2.250%	11.72	12.42	7,083	87,628	-16.62%	-15.56%	1.68%
	2012		1.000%	2.250%	14.06	14.71	8,812	129,226	2.79%	4.08%	2.41%
PIMCO VIT Total Return Portfolio Administrative Class
	2016		1.002%	2.302%	10.24	11.02	1,461,091	16,091,834	0.35%	1.66%	1.91%
	2015		1.002%	2.302%	10.21	10.84	1,456,241	15,779,135	-1.84%	-0.55%	4.87%
	2014		1.002%	2.302%	10.40	10.90	1,614,000	17,588,032	1.91%	3.24%	2.22%
	2013		1.002%	2.302%	10.25	10.56	1,577,018	16,645,869	-4.05%	-2.94%	2.20%
	2012		1.002%	2.152%	10.83	10.88	1,546,344	16,821,289	8.17%	8.50%	2.54%
Putnam VT Global Health Care Fund Class IB
	2016		1.000%	1.300%	21.42	22.41	2,392	52,956	-12.50%	-12.23%	0.00%
	2015		1.000%	1.750%	22.97	25.53	2,831	70,748	5.92%	6.71%	0.00%
	2014		1.000%	1.750%	21.69	23.93	4,821	114,004	25.43%	26.37%	0.24%
	2013		1.000%	1.750%	18.26	18.93	4,854	90,923	39.84%	40.25%	1.11%
	2012		1.000%	1.300%	13.06	13.50	5,753	77,456	20.68%	21.05%	1.32%
Templeton Global Bond VIP Fund Class 2
	2016		1.000%	2.600%	12.66	18.64	190,544	3,427,817	0.30%	1.91%	0.00%
	2015		1.000%	2.600%	12.54	18.29	213,444	3,777,897	-6.76%	-5.26%	7.89%
	2014		1.000%	2.600%	13.36	19.31	234,458	4,397,974	-0.78%	0.82%	5.08%
	2013		1.000%	2.600%	16.70	19.15	267,479	4,983,473	-0.98%	0.62%	4.71%
	2012		1.000%	2.600%	16.86	19.03	285,857	5,345,180	12.11%	13.92%	6.47%
Wells Fargo VT Intrinsic Value Fund Class 2
	2016		0.000%	0.000%	—	—	—	—	0.00%	0.00%	1.20%
	2015		1.000%	1.800%	16.03	21.41	8,783	153,201	-2.30%	-1.51%	0.87%
	2014		1.000%	1.800%	16.40	18.03	11,822	206,646	8.40%	9.21%	0.74%
	2013		1.000%	1.750%	15.13	16.51	14,283	227,712	28.04%	29.01%	1.02%
	2012		1.000%	1.750%	11.82	12.80	14,533	179,831	17.40%	18.28%	1.34%
Wells Fargo VT Omega Growth Fund Class 2
	2016		1.000%	1.800%	16.79	20.69	4,771	84,657	-1.28%	-0.48%	0.00%
	2015		1.000%	1.800%	15.92	20.95	6,289	110,315	-0.46%	0.34%	0.00%
	2014		1.000%	1.800%	15.98	21.05	6,912	121,100	2.01%	2.83%	0.00%
	2013		1.000%	1.800%	15.66	20.64	7,333	125,243	37.39%	38.49%	0.14%
	2012		1.000%	1.800%	11.39	15.02	7,418	91,663	18.25%	19.19%	0.00%
Wells Fargo VT Small Cap Growth Fund Class 2
	2016		1.000%	1.300%	25.20	26.33	10,065	261,105	6.36%	6.68%	0.00%
	2015		1.000%	1.300%	23.69	24.68	10,681	260,049	-4.14%	-3.85%	0.00%
	2014		1.000%	1.750%	23.35	25.67	11,774	296,216	-3.58%	-2.85%	0.00%
	2013		1.000%	1.750%	24.22	26.43	12,057	313,117	47.63%	48.74%	0.00%
	2012		1.000%	1.750%	16.41	17.77	16,182	282,742	6.00%	6.80%	0.00%

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

3. Financial Highlights (continued)

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$373,942	$3,092,762
AB VPS International Value Portfolio Class B	4,063	34,230
AB VPS Small/Mid Cap Value Portfolio Class A	71,324	227,996
American Century VP Inflation Protection Fund Class I	923	2,931
American Century VP Inflation Protection Fund Class II	334,247	1,076,839
American Century VP International Fund Class I	1,765	1,168
American Funds Global Growth Fund Class 2	13,164,747	13,644,379
American Funds Growth Fund Class 2	62,473,412	66,415,198
American Funds Growth-Income Fund Class 2	35,484,913	20,474,798
American Funds International Fund Class 2	21,917,824	23,874,627
BlackRock Global Allocation V.I. Fund Class I	1,074,752	4,665,705
BlackRock Global Allocation V.I. Fund Class III	1,304,017	1,908,663
Delaware VIP Diversified Income Series Standard Class	4,547,100	17,908,569
Delaware VIP Diversified Income Series Service Class	4,005,864	3,979,120
Delaware VIP Emerging Markets Series Service Class	153,989	401,616
Delaware VIP High Yield Series Standard Class	4,152,170	7,423,534
Delaware VIP High Yield Series Service Class	2,251,511	1,531,384
Delaware VIP Limited-Term Diversified Income Series Service Class	743,823	1,006,004
Delaware VIP REIT Series Standard Class	13,063,849	15,380,110
Delaware VIP REIT Series Service Class	3,742,941	1,626,995
Delaware VIP Small Cap Value Series Service Class	25,168,811	17,887,400
Delaware VIP Smid Cap Growth Series Standard Class	33,105,442	30,535,739
Delaware VIP Smid Cap Growth Series Service Class	5,213,773	1,683,694
Delaware VIP U.S. Growth Series Service Class	116,666	40,011
Delaware VIP Value Series Standard Class	23,964,827	13,358,473
Delaware VIP Value Series Service Class	6,108,544	2,050,777
Deutsche Alternative Asset Allocation VIP Portfolio Class A	495,250	949,551
Deutsche Alternative Asset Allocation VIP Portfolio Class B	330,206	224,000
Deutsche Equity 500 Index VIP Portfolio Class A	18,938	12,504
Deutsche Equity 500 Index VIP Portfolio Class B	3,951	87
Deutsche Small Cap Index VIP Portfolio Class A	118,940	188,891
Fidelity VIP Contrafund Portfolio Service Class	19,242,921	28,373,031
Fidelity VIP Contrafund Portfolio Service Class 2	8,044,183	4,362,062
Fidelity VIP Growth Portfolio Service Class	9,701,510	13,673,714
Fidelity VIP Growth Portfolio Service Class 2	3,651,211	1,327,633
Fidelity VIP Mid Cap Portfolio Service Class 2	219,728	416,457
Franklin Income VIP Fund Class 2	191,077	448,292
Franklin Mutual Shares VIP Fund Class 2	181,354	337,599
Invesco V.I. Core Equity Fund Series I	1,915	12,783
Invesco V.I. International Growth Fund Series I	1,127	2,440
Janus Aspen Global Research Portfolio Institutional Shares	4,484	11,898
LVIP Baron Growth Opportunities Fund Service Class	11,969,634	20,617,021
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	4,954,340	27,908,833
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	642,964	954,998
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	627,726	1,332,702
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	282,803	558,951
LVIP BlackRock Inflation Protected Bond Fund Standard Class	1,129,632	4,081,382
LVIP BlackRock Inflation Protected Bond Fund Service Class	831,504	563,297
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	1,190,922	25,912,194
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	209,611	359,565
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	443,732	614,722
LVIP Blended Mid Cap Managed Volatility Fund Service Class	99,462	146,205
LVIP Clarion Global Real Estate Fund Standard Class	1,591,874	2,208,265
LVIP Clarion Global Real Estate Fund Service Class	957,256	680,675
LVIP Delaware Bond Fund Standard Class	10,003,458	27,933,770
LVIP Delaware Bond Fund Service Class	3,208,300	2,111,901
LVIP Delaware Diversified Floating Rate Fund Service Class	678,376	1,759,674
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	10,945,831	12,788,975

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	$3,417,388	$1,005,680
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	12,542,900	27,178,345
LVIP Delaware Foundation Conservative Allocation Fund Service Class	1,076,988	935,549
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	1,257,733	1,244,516
LVIP Delaware Foundation Moderate Allocation Fund Service Class	3,687,400	743,195
LVIP Delaware Social Awareness Fund Standard Class	72,811,951	63,905,492
LVIP Delaware Social Awareness Fund Service Class	4,674,293	1,563,453
LVIP Delaware Special Opportunities Fund Standard Class	67,763,424	50,619,071
LVIP Delaware Special Opportunities Fund Service Class	7,745,240	2,528,379
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	347,815,803	111,663,076
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	3,821,336	732,762
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	155,360	114,885
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	136,097	57,348
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,193,247	4,063,737
LVIP Global Conservative Allocation Managed Risk Fund Service Class	2,110,812	3,790,910
LVIP Global Growth Allocation Managed Risk Fund Standard Class	881,662	4,158,329
LVIP Global Growth Allocation Managed Risk Fund Service Class	2,498,555	4,708,599
LVIP Global Income Fund Standard Class	501,353	1,671,005
LVIP Global Income Fund Service Class	528,468	512,355
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,125,320	5,983,611
LVIP Global Moderate Allocation Managed Risk Fund Service Class	3,538,409	7,754,077
LVIP Government Money Market Fund Standard Class	9,684,974	12,802,446
LVIP Government Money Market Fund Service Class	2,544,130	2,700,655
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	812,539	308,404
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	391,880	154,804
LVIP Managed Risk Profile 2010 Fund Standard Class	759,104	748,345
LVIP Managed Risk Profile 2010 Fund Service Class	399,985	161,461
LVIP Managed Risk Profile 2020 Fund Standard Class	2,032,871	3,192,947
LVIP Managed Risk Profile 2020 Fund Service Class	2,498,107	1,835,655
LVIP Managed Risk Profile 2030 Fund Standard Class	1,833,725	1,313,860
LVIP Managed Risk Profile 2030 Fund Service Class	4,020,969	1,666,189
LVIP Managed Risk Profile 2040 Fund Standard Class	529,677	733,385
LVIP Managed Risk Profile 2040 Fund Service Class	4,451,850	1,898,982
LVIP Managed Risk Profile 2050 Fund Standard Class	242,852	83,732
LVIP Managed Risk Profile 2050 Fund Service Class	2,917,269	353,786
LVIP MFS International Growth Fund Service Class	19,263	53,047
LVIP MFS Value Fund Service Class	164,990	405,525
LVIP Mondrian International Value Fund Standard Class	12,287,400	25,287,933
LVIP Mondrian International Value Fund Service Class	2,083,808	1,395,464
LVIP SSGA Bond Index Fund Standard Class	3,618,193	2,077,209
LVIP SSGA Bond Index Fund Service Class	1,781,467	810,019
LVIP SSGA Developed International 150 Fund Service Class	16,528	14,305
LVIP SSGA Emerging Markets 100 Fund Standard Class	3,503,083	3,342,760
LVIP SSGA Emerging Markets 100 Fund Service Class	1,907,161	624,681
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	403,622	1,337,076
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	903,724	2,351,811
LVIP SSGA International Index Fund Standard Class	812,226	1,020,677
LVIP SSGA International Index Fund Service Class	928,853	404,327
LVIP SSGA International Managed Volatility Fund Standard Class	903,683	37,014
LVIP SSGA International Managed Volatility Fund Service Class	532,125	4,279
LVIP SSGA Large Cap 100 Fund Service Class	134,826	56,047
LVIP SSGA S&P 500 Index Fund Standard Class	13,224,392	33,000,217
LVIP SSGA S&P 500 Index Fund Service Class	8,478,457	3,298,489
LVIP SSGA Small-Cap Index Fund Standard Class	3,630,726	5,833,778
LVIP SSGA Small-Cap Index Fund Service Class	1,836,530	1,139,674
LVIP SSGA Small-Mid Cap 200 Fund Service Class	104,458	133,545
LVIP T. Rowe Price Growth Stock Fund Service Class	142,175	110,862
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	9,652,970	18,409,556
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	2,109,134	865,487
LVIP Vanguard Domestic Equity ETF Fund Service Class	4,782,110	972,758
LVIP Vanguard International Equity ETF Fund Service Class	2,469,283	1,350,196

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Wellington Capital Growth Fund Service Class	$14,165	$85,706
LVIP Wellington Mid-Cap Value Fund Service Class	12,997	45,367
MFS VIT Total Return Series Initial Class	147,774	209,905
MFS VIT Utilities Series Initial Class	11,514,734	21,742,603
MFS VIT Utilities Series Service Class	4,108,978	2,034,095
MFS VIT II Core Equity Portfolio Initial Class	435	2,032
Neuberger Berman AMT Large Cap Value Portfolio I Class	1,375	67
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	6,406	1,643
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	18,953	20,148
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	7,036	12,217
PIMCO VIT Total Return Portfolio Administrative Class	2,629,703	2,406,489
Putnam VT Global Health Care Fund Class IB	13,211	15,605
Templeton Global Bond VIP Fund Class 2	106,960	543,037
Wells Fargo VT Intrinsic Value Fund Class 2	283	114,614
Wells Fargo VT Omega Growth Fund Class 2	5,637	26,055
Wells Fargo VT Small Cap Growth Fund Class 2	40,724	37,132

5. Investments

The following is a summary of investments owned at December 31, 2016:

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	864,370	$21.52	$18,601,238	$14,635,021
AB VPS International Value Portfolio Class B	6,327	13.16	83,257	94,068
AB VPS Small/Mid Cap Value Portfolio Class A	40,443	20.29	820,593	715,597
American Century VP Inflation Protection Fund Class I	2,025	10.13	20,513	21,585
American Century VP Inflation Protection Fund Class II	606,241	10.11	6,129,097	6,597,702
American Century VP International Fund Class I	3,114	9.37	29,179	29,060
American Funds Global Growth Fund Class 2	4,330,833	23.85	103,290,364	99,068,731
American Funds Growth Fund Class 2	9,797,491	66.92	655,648,117	573,395,324
American Funds Growth-Income Fund Class 2	6,200,407	44.00	272,817,928	245,564,108
American Funds International Fund Class 2	12,301,501	16.76	206,173,158	213,109,228
BlackRock Global Allocation V.I. Fund Class I	1,414,309	15.51	21,935,932	22,404,933
BlackRock Global Allocation V.I. Fund Class III	1,095,608	13.37	14,648,273	15,675,303
Delaware VIP Diversified Income Series Standard Class	9,128,758	10.29	93,934,922	91,786,408
Delaware VIP Diversified Income Series Service Class	4,920,221	10.22	50,284,661	50,974,399
Delaware VIP Emerging Markets Series Service Class	101,847	17.88	1,821,022	1,939,551
Delaware VIP High Yield Series Standard Class	6,017,020	5.14	30,927,480	33,423,336
Delaware VIP High Yield Series Service Class	2,442,204	5.12	12,504,086	13,567,359
Delaware VIP Limited-Term Diversified Income Series Service Class	245,627	9.75	2,394,859	2,420,040
Delaware VIP REIT Series Standard Class	7,730,546	15.57	120,364,597	101,534,710
Delaware VIP REIT Series Service Class	1,655,345	15.54	25,724,059	20,978,358
Delaware VIP Small Cap Value Series Service Class	6,337,845	39.67	251,422,321	185,413,575
Delaware VIP Smid Cap Growth Series Standard Class	8,528,510	28.08	239,480,554	194,558,167
Delaware VIP Smid Cap Growth Series Service Class	869,702	26.75	23,264,529	21,205,357
Delaware VIP U.S. Growth Series Service Class	27,225	8.68	236,312	280,779
Delaware VIP Value Series Standard Class	5,871,706	29.25	171,747,395	116,513,985
Delaware VIP Value Series Service Class	1,093,759	29.15	31,883,061	23,544,688
Deutsche Alternative Asset Allocation VIP Portfolio Class A	222,320	12.97	2,883,495	2,996,340
Deutsche Alternative Asset Allocation VIP Portfolio Class B	165,475	12.96	2,144,561	2,232,715
Deutsche Equity 500 Index VIP Portfolio Class A	7,226	19.58	141,479	107,423
Deutsche Equity 500 Index VIP Portfolio Class B	460	19.58	9,001	8,814
Deutsche Small Cap Index VIP Portfolio Class A	77,993	16.78	1,308,721	1,077,138
Fidelity VIP Contrafund Portfolio Service Class	6,383,799	33.04	210,920,705	174,043,638
Fidelity VIP Contrafund Portfolio Service Class 2	2,126,779	32.45	69,013,992	56,987,447
Fidelity VIP Growth Portfolio Service Class	1,178,858	59.10	69,670,515	56,470,255
Fidelity VIP Growth Portfolio Service Class 2	274,348	58.44	16,032,896	13,190,277
Fidelity VIP Mid Cap Portfolio Service Class 2	76,953	33.03	2,541,765	2,296,851

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Franklin Income VIP Fund Class 2	105,126	$15.38	$1,616,838	$1,568,458
Franklin Mutual Shares VIP Fund Class 2	80,132	20.08	1,609,059	1,387,481
Invesco V.I. Core Equity Fund Series I	759	34.58	26,251	20,575
Invesco V.I. International Growth Fund Series I	1,290	32.89	42,433	37,714
Janus Aspen Global Research Portfolio Institutional Shares	7,399	40.63	300,620	234,335
LVIP Baron Growth Opportunities Fund Service Class	3,747,252	40.17	150,534,628	111,037,620
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	13,025,751	18.29	238,201,909	203,522,019
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	420,635	18.26	7,679,959	6,406,676
LVIP BlackRock Inflation Protected Bond Fund Standard Class	1,362,977	10.16	13,845,121	14,999,221
LVIP BlackRock Inflation Protected Bond Fund Service Class	580,119	10.16	5,892,847	6,279,824
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	6,647,225	31.00	206,030,729	137,782,834
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	81,300	30.46	2,476,058	1,929,599
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	69,146	11.92	824,007	860,648
LVIP Blended Mid Cap Managed Volatility Fund Service Class	31,135	11.61	361,511	364,693
LVIP Clarion Global Real Estate Fund Standard Class	1,104,885	9.02	9,970,484	9,240,229
LVIP Clarion Global Real Estate Fund Service Class	589,843	8.94	5,271,423	4,798,748
LVIP Delaware Bond Fund Standard Class	14,930,684	13.42	200,324,984	192,668,043
LVIP Delaware Bond Fund Service Class	1,948,623	13.42	26,144,675	26,272,332
LVIP Delaware Diversified Floating Rate Fund Service Class	437,738	10.02	4,386,136	4,421,190
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	6,923,672	14.12	97,741,472	90,661,597
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	815,599	14.11	11,504,028	11,737,466
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	13,970,481	13.55	189,272,072	202,525,459
LVIP Delaware Foundation Conservative Allocation Fund Service Class	503,767	13.55	6,825,039	7,314,548
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	398,987	14.24	5,679,579	5,955,383
LVIP Delaware Foundation Moderate Allocation Fund Service Class	811,540	14.58	11,832,249	12,441,112
LVIP Delaware Social Awareness Fund Standard Class	13,873,332	36.84	511,107,409	452,895,254
LVIP Delaware Social Awareness Fund Service Class	610,705	36.70	22,410,432	21,748,247
LVIP Delaware Special Opportunities Fund Standard Class	11,389,840	39.08	445,137,715	375,798,249
LVIP Delaware Special Opportunities Fund Service Class	1,007,805	38.94	39,242,901	37,232,916
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	35,305,546	27.25	962,217,339	1,059,177,612
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	309,516	27.13	8,397,171	9,719,445
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	19,222	30.02	577,057	626,905
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	13,386	30.03	401,941	396,187
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	1,048,955	13.33	13,982,574	12,967,734
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,361,890	13.33	18,147,187	16,917,044
LVIP Global Growth Allocation Managed Risk Fund Standard Class	1,422,994	13.06	18,581,459	16,855,980
LVIP Global Growth Allocation Managed Risk Fund Service Class	3,299,354	13.06	43,086,259	38,404,229
LVIP Global Income Fund Standard Class	428,760	10.87	4,658,909	4,934,856
LVIP Global Income Fund Service Class	412,098	10.82	4,460,545	4,716,882
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	1,989,151	13.51	26,879,402	24,235,559
LVIP Global Moderate Allocation Managed Risk Fund Service Class	3,620,016	13.51	48,906,416	43,762,738
LVIP Government Money Market Fund Standard Class	4,108,865	10.00	41,088,650	41,088,663
LVIP Government Money Market Fund Service Class	736,103	10.00	7,361,025	7,361,023
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	106,081	15.62	1,656,769	1,622,759
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	45,188	15.51	700,730	640,204
LVIP Managed Risk Profile 2010 Fund Standard Class	284,429	11.19	3,183,042	3,089,935
LVIP Managed Risk Profile 2010 Fund Service Class	134,861	11.19	1,508,550	1,500,281
LVIP Managed Risk Profile 2020 Fund Standard Class	955,284	11.21	10,704,911	10,370,676
LVIP Managed Risk Profile 2020 Fund Service Class	1,176,351	11.20	13,179,832	12,684,711
LVIP Managed Risk Profile 2030 Fund Standard Class	818,293	10.85	8,879,297	8,943,015
LVIP Managed Risk Profile 2030 Fund Service Class	1,766,503	10.85	19,164,788	19,037,237
LVIP Managed Risk Profile 2040 Fund Standard Class	253,063	10.34	2,615,912	2,610,982
LVIP Managed Risk Profile 2040 Fund Service Class	1,889,757	10.32	19,492,842	19,357,898
LVIP Managed Risk Profile 2050 Fund Standard Class	60,929	9.51	579,674	609,175
LVIP Managed Risk Profile 2050 Fund Service Class	811,109	9.49	7,698,234	8,034,518
LVIP MFS International Growth Fund Service Class	37,594	13.72	515,946	484,032
LVIP MFS Value Fund Service Class	55,755	37.91	2,113,771	1,357,070
LVIP Mondrian International Value Fund Standard Class	11,205,897	15.38	172,346,697	161,422,643
LVIP Mondrian International Value Fund Service Class	1,176,447	15.37	18,086,703	20,277,330
LVIP SSGA Bond Index Fund Standard Class	608,835	11.16	6,792,167	6,956,780
LVIP SSGA Bond Index Fund Service Class	328,632	11.16	3,667,532	3,759,665

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Developed International 150 Fund Service Class	12,334	$7.93	$97,788	$103,649
LVIP SSGA Emerging Markets 100 Fund Standard Class	2,372,158	8.23	19,527,607	24,053,827
LVIP SSGA Emerging Markets 100 Fund Service Class	1,062,065	8.24	8,746,108	10,380,994
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	591,413	11.23	6,639,793	6,610,998
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	1,282,883	11.23	14,402,924	13,745,576
LVIP SSGA International Index Fund Standard Class	413,183	8.15	3,367,438	3,573,913
LVIP SSGA International Index Fund Service Class	363,124	8.15	2,960,553	3,087,895
LVIP SSGA International Managed Volatility Fund Standard Class	104,077	8.22	855,198	866,616
LVIP SSGA International Managed Volatility Fund Service Class	63,501	8.22	522,171	527,793
LVIP SSGA Large Cap 100 Fund Service Class	29,453	13.77	405,596	410,270
LVIP SSGA S&P 500 Index Fund Standard Class	21,365,905	15.56	332,496,211	260,780,989
LVIP SSGA S&P 500 Index Fund Service Class	4,584,627	15.56	71,336,791	57,604,971
LVIP SSGA Small-Cap Index Fund Standard Class	1,512,963	28.75	43,502,236	35,028,381
LVIP SSGA Small-Cap Index Fund Service Class	526,031	28.74	15,118,665	12,144,001
LVIP SSGA Small-Mid Cap 200 Fund Service Class	55,856	14.15	790,356	710,165
LVIP T. Rowe Price Growth Stock Fund Service Class	21,330	32.58	694,975	485,511
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	7,684,662	21.51	165,297,077	117,114,151
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	742,439	20.80	15,441,981	12,340,694
LVIP Vanguard Domestic Equity ETF Fund Service Class	992,237	15.88	15,757,719	13,723,324
LVIP Vanguard International Equity ETF Fund Service Class	846,929	9.21	7,795,986	8,150,411
LVIP Wellington Capital Growth Fund Service Class	680	35.24	23,956	26,142
LVIP Wellington Mid-Cap Value Fund Service Class	11,985	25.12	301,111	171,640
MFS VIT Total Return Series Initial Class	53,839	23.18	1,247,989	1,074,698
MFS VIT Utilities Series Initial Class	4,862,149	26.81	130,354,211	128,922,240
MFS VIT Utilities Series Service Class	1,404,850	26.37	37,045,896	37,437,794
MFS VIT II Core Equity Portfolio Initial Class	198	21.67	4,285	4,626
Neuberger Berman AMT Large Cap Value Portfolio I Class	980	15.24	14,933	12,449
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	5,417	22.61	122,475	128,908
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	11,874	16.91	200,791	170,866
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	6,093	7.95	48,437	75,620
PIMCO VIT Total Return Portfolio Administrative Class	1,510,467	10.64	16,071,387	16,932,603
Putnam VT Global Health Care Fund Class IB	3,377	15.68	52,959	48,208
Templeton Global Bond VIP Fund Class 2	211,035	16.25	3,429,327	3,680,221
Wells Fargo VT Omega Growth Fund Class 2	3,960	21.38	84,662	99,023
Wells Fargo VT Small Cap Growth Fund Class 2	31,347	8.33	261,121	252,432

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	485,686	(4,430,651)	(3,944,965)
AB VPS International Value Portfolio Class B	438	(4,346)	(3,908)
AB VPS Small/Mid Cap Value Portfolio Class A	687	(6,418)	(5,731)
American Century VP Inflation Protection Fund Class I	25	(224)	(199)
American Century VP Inflation Protection Fund Class II	14,603	(76,492)	(61,889)
American Century VP International Fund Class I	941	(642)	299
American Funds Global Growth Fund Class 2	149,289	(540,620)	(391,331)
American Funds Growth Fund Class 2	295,786	(30,262,143)	(29,966,357)
American Funds Growth-Income Fund Class 2	175,738	(912,910)	(737,172)
American Funds International Fund Class 2	629,686	(14,172,672)	(13,542,986)
BlackRock Global Allocation V.I. Fund Class I	60,388	(300,656)	(240,268)
BlackRock Global Allocation V.I. Fund Class III	81,522	(131,677)	(50,155)
Delaware VIP Diversified Income Series Standard Class	67,768	(953,778)	(886,010)
Delaware VIP Diversified Income Series Service Class	149,923	(212,069)	(62,146)
Delaware VIP Emerging Markets Series Service Class	4,520	(16,594)	(12,074)
Delaware VIP High Yield Series Standard Class	106,119	(402,584)	(296,465)
Delaware VIP High Yield Series Service Class	85,693	(84,395)	1,298
Delaware VIP Limited-Term Diversified Income Series Service Class	59,936	(81,669)	(21,733)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP REIT Series Standard Class	866,484	(3,060,419)	(2,193,935)
Delaware VIP REIT Series Service Class	81,721	(59,160)	22,561
Delaware VIP Small Cap Value Series Service Class	1,202,462	(4,943,591)	(3,741,129)
Delaware VIP Smid Cap Growth Series Standard Class	294,278	(5,525,772)	(5,231,494)
Delaware VIP Smid Cap Growth Series Service Class	94,205	(62,851)	31,354
Delaware VIP U.S. Growth Series Service Class	2,646	(2,082)	564
Delaware VIP Value Series Standard Class	1,604,527	(2,963,508)	(1,358,981)
Delaware VIP Value Series Service Class	138,777	(84,453)	54,324
Deutsche Alternative Asset Allocation VIP Portfolio Class A	34,619	(72,707)	(38,088)
Deutsche Alternative Asset Allocation VIP Portfolio Class B	23,589	(17,051)	6,538
Deutsche Equity 500 Index VIP Portfolio Class A	3,077	(5,984)	(2,907)
Deutsche Equity 500 Index VIP Portfolio Class B	166	(1)	165
Deutsche Small Cap Index VIP Portfolio Class A	4,219	(29,904)	(25,685)
Fidelity VIP Contrafund Portfolio Service Class	281,089	(9,926,650)	(9,645,561)
Fidelity VIP Contrafund Portfolio Service Class 2	116,282	(174,542)	(58,260)
Fidelity VIP Growth Portfolio Service Class	1,530,570	(8,172,102)	(6,641,532)
Fidelity VIP Growth Portfolio Service Class 2	116,090	(64,645)	51,445
Fidelity VIP Mid Cap Portfolio Service Class 2	2,736	(18,139)	(15,403)
Franklin Income VIP Fund Class 2	6,970	(28,247)	(21,277)
Franklin Mutual Shares VIP Fund Class 2	1,695	(22,287)	(20,592)
Invesco V.I. Core Equity Fund Series I	—	(909)	(909)
Invesco V.I. International Growth Fund Series I	26	(82)	(56)
Janus Aspen Global Research Portfolio Institutional Shares	1,035	(2,536)	(1,501)
LVIP Baron Growth Opportunities Fund Service Class	101,758	(4,957,227)	(4,855,469)
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	194,150	(6,426,790)	(6,232,640)
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	38,586	(63,983)	(25,397)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	73,300	(162,610)	(89,310)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	33,183	(68,112)	(34,929)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	107,492	(429,512)	(322,020)
LVIP BlackRock Inflation Protected Bond Fund Service Class	89,062	(59,766)	29,296
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	144,023	(6,745,042)	(6,601,019)
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	13,356	(21,367)	(8,011)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	46,964	(66,885)	(19,921)
LVIP Blended Mid Cap Managed Volatility Fund Service Class	9,764	(14,872)	(5,108)
LVIP Clarion Global Real Estate Fund Standard Class	120,606	(223,006)	(102,400)
LVIP Clarion Global Real Estate Fund Service Class	82,193	(70,292)	11,901
LVIP Delaware Bond Fund Standard Class	236,806	(2,407,317)	(2,170,511)
LVIP Delaware Bond Fund Service Class	154,079	(127,405)	26,674
LVIP Delaware Diversified Floating Rate Fund Service Class	71,993	(178,286)	(106,293)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	169,767	(2,236,007)	(2,066,240)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	131,971	(56,144)	75,827
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	146,032	(2,911,794)	(2,765,762)
LVIP Delaware Foundation Conservative Allocation Fund Service Class	48,428	(60,896)	(12,468)
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	56,017	(74,561)	(18,544)
LVIP Delaware Foundation Moderate Allocation Fund Service Class	187,048	(44,353)	142,695
LVIP Delaware Social Awareness Fund Standard Class	153,568	(4,866,852)	(4,713,284)
LVIP Delaware Social Awareness Fund Service Class	87,274	(71,134)	16,140
LVIP Delaware Special Opportunities Fund Standard Class	62,131	(1,558,185)	(1,496,054)
LVIP Delaware Special Opportunities Fund Service Class	90,648	(92,129)	(1,481)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	79,337	(4,933,934)	(4,854,597)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	48,819	(35,365)	13,454
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	17,775	(13,215)	4,560
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	15,757	(6,598)	9,159
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	43,648	(228,153)	(184,505)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	101,122	(234,153)	(133,031)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	42,821	(272,342)	(229,521)
LVIP Global Growth Allocation Managed Risk Fund Service Class	143,088	(321,716)	(178,628)
LVIP Global Income Fund Standard Class	44,150	(140,030)	(95,880)
LVIP Global Income Fund Service Class	46,499	(45,562)	937
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	27,943	(379,166)	(351,223)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	161,562	(499,070)	(337,508)
LVIP Government Money Market Fund Standard Class	3,330,458	(4,291,304)	(960,846)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Government Money Market Fund Service Class	252,964	(263,030)	(10,066)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	79,618	(32,355)	47,263
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	38,583	(15,731)	22,852
LVIP Managed Risk Profile 2010 Fund Standard Class	46,105	(57,373)	(11,268)
LVIP Managed Risk Profile 2010 Fund Service Class	26,155	(12,711)	13,444
LVIP Managed Risk Profile 2020 Fund Standard Class	128,539	(257,061)	(128,522)
LVIP Managed Risk Profile 2020 Fund Service Class	170,313	(151,811)	18,502
LVIP Managed Risk Profile 2030 Fund Standard Class	127,235	(109,117)	18,118
LVIP Managed Risk Profile 2030 Fund Service Class	296,197	(145,858)	150,339
LVIP Managed Risk Profile 2040 Fund Standard Class	39,847	(64,685)	(24,838)
LVIP Managed Risk Profile 2040 Fund Service Class	353,478	(176,952)	176,526
LVIP Managed Risk Profile 2050 Fund Standard Class	20,809	(7,568)	13,241
LVIP Managed Risk Profile 2050 Fund Service Class	256,613	(31,296)	225,317
LVIP MFS International Growth Fund Service Class	1,706	(5,041)	(3,335)
LVIP MFS Value Fund Service Class	2,962	(25,825)	(22,863)
LVIP Mondrian International Value Fund Standard Class	283,957	(6,243,944)	(5,959,987)
LVIP Mondrian International Value Fund Service Class	64,048	(81,164)	(17,116)
LVIP SSGA Bond Index Fund Standard Class	293,295	(168,233)	125,062
LVIP SSGA Bond Index Fund Service Class	143,833	(66,341)	77,492
LVIP SSGA Developed International 150 Fund Service Class	1,190	(1,511)	(321)
LVIP SSGA Emerging Markets 100 Fund Standard Class	221,577	(236,591)	(15,014)
LVIP SSGA Emerging Markets 100 Fund Service Class	130,140	(45,463)	84,677
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	24,531	(99,686)	(75,155)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	60,515	(182,127)	(121,612)
LVIP SSGA International Index Fund Standard Class	53,658	(74,981)	(21,323)
LVIP SSGA International Index Fund Service Class	72,914	(30,472)	42,442
LVIP SSGA International Managed Volatility Fund Standard Class	87,913	(3,624)	84,289
LVIP SSGA International Managed Volatility Fund Service Class	52,021	(424)	51,597
LVIP SSGA Large Cap 100 Fund Service Class	4,767	(3,037)	1,730
LVIP SSGA S&P 500 Index Fund Standard Class	176,232	(2,047,826)	(1,871,594)
LVIP SSGA S&P 500 Index Fund Service Class	465,549	(215,717)	249,832
LVIP SSGA Small-Cap Index Fund Standard Class	163,436	(419,650)	(256,214)
LVIP SSGA Small-Cap Index Fund Service Class	105,907	(79,777)	26,130
LVIP SSGA Small-Mid Cap 200 Fund Service Class	2,978	(5,736)	(2,758)
LVIP T. Rowe Price Growth Stock Fund Service Class	8,395	(6,750)	1,645
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	394,274	(5,168,749)	(4,774,475)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	59,369	(35,094)	24,275
LVIP Vanguard Domestic Equity ETF Fund Service Class	292,064	(61,467)	230,597
LVIP Vanguard International Equity ETF Fund Service Class	232,987	(131,317)	101,670
LVIP Wellington Capital Growth Fund Service Class	459	(5,235)	(4,776)
LVIP Wellington Mid-Cap Value Fund Service Class	894	(3,418)	(2,524)
MFS VIT Total Return Series Initial Class	3,645	(10,049)	(6,404)
MFS VIT Utilities Series Initial Class	1,248,842	(7,780,810)	(6,531,968)
MFS VIT Utilities Series Service Class	68,795	(61,071)	7,724
MFS VIT II Core Equity Portfolio Initial Class	—	(106)	(106)
Neuberger Berman AMT Large Cap Value Portfolio I Class	59	—	59
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	360	(413)	(53)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	129	(715)	(586)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	836	(1,444)	(608)
PIMCO VIT Total Return Portfolio Administrative Class	224,748	(219,898)	4,850
Putnam VT Global Health Care Fund Class IB	268	(707)	(439)
Templeton Global Bond VIP Fund Class 2	6,614	(29,514)	(22,900)
Wells Fargo VT Intrinsic Value Fund Class 2	20	(8,803)	(8,783)
Wells Fargo VT Omega Growth Fund Class 2	58	(1,576)	(1,518)
Wells Fargo VT Small Cap Growth Fund Class 2	817	(1,433)	(616)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

The change in units outstanding for the year ended December 31, 2015, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	2,677,891	(4,363,906)	(1,686,015)
AB VPS International Value Portfolio Class B	2,183	(3,583)	(1,400)
AB VPS Small/Mid Cap Value Portfolio Class A	2,651	(5,385)	(2,734)
American Century VP Inflation Protection Fund Class I	34	(85)	(51)
American Century VP Inflation Protection Fund Class II	14,824	(84,607)	(69,783)
American Century VP International Fund Class I	6,107	—	6,107
American Funds Global Growth Fund Class 2	384,243	(305,103)	79,140
American Funds Growth Fund Class 2	553,067	(28,519,002)	(27,965,935)
American Funds Growth-Income Fund Class 2	219,844	(1,014,610)	(794,766)
American Funds International Fund Class 2	1,622,445	(10,522,049)	(8,899,604)
BlackRock Global Allocation V.I. Fund Class I	93,918	(246,665)	(152,747)
BlackRock Global Allocation V.I. Fund Class III	122,112	(124,557)	(2,445)
Delaware VIP Diversified Income Series Standard Class	104,418	(969,576)	(865,158)
Delaware VIP Diversified Income Series Service Class	152,121	(229,806)	(77,685)
Delaware VIP Emerging Markets Series Service Class	11,578	(11,607)	(29)
Delaware VIP High Yield Series Standard Class	58,545	(470,462)	(411,917)
Delaware VIP High Yield Series Service Class	62,096	(69,945)	(7,849)
Delaware VIP Limited-Term Diversified Income Series Service Class	63,055	(46,724)	16,331
Delaware VIP REIT Series Standard Class	729,861	(4,975,431)	(4,245,570)
Delaware VIP REIT Series Service Class	63,485	(84,862)	(21,377)
Delaware VIP Small Cap Value Series Service Class	129,231	(7,357,257)	(7,228,026)
Delaware VIP Smid Cap Growth Series Standard Class	740,362	(4,014,591)	(3,274,229)
Delaware VIP Smid Cap Growth Series Service Class	107,118	(50,452)	56,666
Delaware VIP U.S. Growth Series Service Class	4,056	(3,973)	83
Delaware VIP Value Series Standard Class	654,604	(4,183,152)	(3,528,548)
Delaware VIP Value Series Service Class	110,122	(105,868)	4,254
Deutsche Alternative Asset Allocation VIP Portfolio Class A	22,889	(62,886)	(39,997)
Deutsche Alternative Asset Allocation VIP Portfolio Class B	27,808	(41,999)	(14,191)
Deutsche Equity 500 Index VIP Portfolio Class A	3,115	(7,845)	(4,730)
Deutsche Equity 500 Index VIP Portfolio Class B	163	(1)	162
Deutsche Small Cap Index VIP Portfolio Class A	14,039	(32,791)	(18,752)
Fidelity VIP Contrafund Portfolio Service Class	706,583	(9,379,014)	(8,672,431)
Fidelity VIP Contrafund Portfolio Service Class 2	151,709	(135,612)	16,097
Fidelity VIP Growth Portfolio Service Class	2,750,343	(6,123,232)	(3,372,889)
Fidelity VIP Growth Portfolio Service Class 2	134,579	(61,626)	72,953
Fidelity VIP Mid Cap Portfolio Service Class 2	3,112	(12,945)	(9,833)
Franklin Income VIP Fund Class 2	5,669	(27,796)	(22,127)
Franklin Mutual Shares VIP Fund Class 2	5,806	(14,128)	(8,322)
Invesco V.I. Core Equity Fund Series I	107	(237)	(130)
Invesco V.I. International Growth Fund Series I	405	(1,138)	(733)
Janus Aspen Global Research Portfolio Institutional Shares	979	(2,988)	(2,009)
LVIP Baron Growth Opportunities Fund Service Class	229,115	(4,286,253)	(4,057,138)
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	35,554	(7,805,619)	(7,770,065)
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	38,635	(55,041)	(16,406)
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	88,407	(58,502)	29,905
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	26,689	(2,630)	24,059
LVIP BlackRock Inflation Protected Bond Fund Standard Class	143,484	(492,500)	(349,016)
LVIP BlackRock Inflation Protected Bond Fund Service Class	85,302	(102,310)	(17,008)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	88,516	(6,816,840)	(6,728,324)
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	21,805	(18,320)	3,485
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	277,398	(196,292)	81,106
LVIP Blended Mid Cap Managed Volatility Fund Service Class	19,628	(14,078)	5,550
LVIP Clarion Global Real Estate Fund Standard Class	135,534	(330,574)	(195,040)
LVIP Clarion Global Real Estate Fund Service Class	68,603	(79,430)	(10,827)
LVIP Delaware Bond Fund Standard Class	101,121	(2,423,931)	(2,322,810)
LVIP Delaware Bond Fund Service Class	111,193	(121,045)	(9,852)
LVIP Delaware Diversified Floating Rate Fund Service Class	69,063	(141,940)	(72,877)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	67,204	(2,160,646)	(2,093,442)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	164,788	(47,762)	117,026

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Delaware Foundation Conservative Allocation Fund Standard Class	108,943	(2,694,064)	(2,585,121)
LVIP Delaware Foundation Conservative Allocation Fund Service Class	62,908	(40,694)	22,214
LVIP Delaware Foundation Moderate Allocation Fund Standard Class	83,958	(74,289)	9,669
LVIP Delaware Foundation Moderate Allocation Fund Service Class	156,029	(40,820)	115,209
LVIP Delaware Social Awareness Fund Standard Class	101,316	(4,599,649)	(4,498,333)
LVIP Delaware Social Awareness Fund Service Class	105,847	(63,171)	42,676
LVIP Delaware Special Opportunities Fund Standard Class	14,650	(1,616,814)	(1,602,164)
LVIP Delaware Special Opportunities Fund Service Class	69,969	(76,601)	(6,632)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	28,474	(5,283,197)	(5,254,723)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	40,903	(46,410)	(5,507)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class	74,015	(67,885)	6,130
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	22,983	(14,274)	8,709
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	43,214	(317,364)	(274,150)
LVIP Global Conservative Allocation Managed Risk Fund Service Class	89,155	(120,551)	(31,396)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	85,690	(279,928)	(194,238)
LVIP Global Growth Allocation Managed Risk Fund Service Class	196,655	(268,645)	(71,990)
LVIP Global Income Fund Standard Class	31,681	(122,012)	(90,331)
LVIP Global Income Fund Service Class	45,792	(43,837)	1,955
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	42,666	(460,330)	(417,664)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	211,016	(267,675)	(56,659)
LVIP Government Money Market Fund Standard Class	3,304,063	(4,219,752)	(915,689)
LVIP Government Money Market Fund Service Class	275,658	(294,739)	(19,081)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	68,678	(50,642)	18,036
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	30,382	(11,055)	19,327
LVIP Managed Risk Profile 2010 Fund Standard Class	34,113	(27,040)	7,073
LVIP Managed Risk Profile 2010 Fund Service Class	31,029	(58,564)	(27,535)
LVIP Managed Risk Profile 2020 Fund Standard Class	152,147	(202,205)	(50,058)
LVIP Managed Risk Profile 2020 Fund Service Class	167,944	(144,861)	23,083
LVIP Managed Risk Profile 2030 Fund Standard Class	132,401	(155,448)	(23,047)
LVIP Managed Risk Profile 2030 Fund Service Class	244,143	(126,573)	117,570
LVIP Managed Risk Profile 2040 Fund Standard Class	62,655	(48,125)	14,530
LVIP Managed Risk Profile 2040 Fund Service Class	272,541	(153,241)	119,300
LVIP Managed Risk Profile 2050 Fund Standard Class	19,229	(7,037)	12,192
LVIP Managed Risk Profile 2050 Fund Service Class	213,096	(22,215)	190,881
LVIP MFS International Growth Fund Service Class	8,969	(12,755)	(3,786)
LVIP MFS Value Fund Service Class	5,419	(14,175)	(8,756)
LVIP Mondrian International Value Fund Standard Class	291,663	(5,515,815)	(5,224,152)
LVIP Mondrian International Value Fund Service Class	102,411	(70,189)	32,222
LVIP SSGA Bond Index Fund Standard Class	129,384	(145,689)	(16,305)
LVIP SSGA Bond Index Fund Service Class	90,739	(24,001)	66,738
LVIP SSGA Developed International 150 Fund Service Class	2,982	(1,139)	1,843
LVIP SSGA Emerging Markets 100 Fund Standard Class	210,459	(234,667)	(24,208)
LVIP SSGA Emerging Markets 100 Fund Service Class	103,699	(49,635)	54,064
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	33,584	(71,152)	(37,568)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	62,213	(167,909)	(105,696)
LVIP SSGA International Index Fund Standard Class	123,492	(59,615)	63,877
LVIP SSGA International Index Fund Service Class	58,978	(30,726)	28,252
LVIP SSGA Large Cap 100 Fund Service Class	526	(5,550)	(5,024)
LVIP SSGA S&P 500 Index Fund Standard Class	231,180	(2,221,473)	(1,990,293)
LVIP SSGA S&P 500 Index Fund Service Class	409,971	(174,807)	235,164
LVIP SSGA Small-Cap Index Fund Standard Class	132,302	(502,350)	(370,048)
LVIP SSGA Small-Cap Index Fund Service Class	81,406	(57,624)	23,782
LVIP SSGA Small-Mid Cap 200 Fund Service Class	6,183	(8,451)	(2,268)
LVIP T. Rowe Price Growth Stock Fund Service Class	6,121	(11,687)	(5,566)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	916,490	(4,612,403)	(3,695,913)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	85,166	(33,831)	51,335
LVIP Vanguard Domestic Equity ETF Fund Service Class	208,782	(154,025)	54,757
LVIP Vanguard International Equity ETF Fund Service Class	285,921	(97,451)	188,470
LVIP Wellington Capital Growth Fund Service Class	4,849	(791)	4,058
LVIP Wellington Mid-Cap Value Fund Service Class	718	(3,337)	(2,619)
MFS VIT Core Equity Series Initial Class	—	(404)	(404)
MFS VIT Total Return Series Initial Class	1,040	(10,765)	(9,725)

Lincoln National Variable Annuity Account C

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS VIT Utilities Series Initial Class	232,568	(10,407,188)	(10,174,620)
MFS VIT Utilities Series Service Class	55,565	(94,198)	(38,633)
MFS VIT II Core Equity Portfolio Initial Class	382	(66)	316
Neuberger Berman AMT Large Cap Value Portfolio I Class	59	(903)	(844)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	13,416	(528)	12,888
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	176	(1,126)	(950)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	1,980	(4,083)	(2,103)
PIMCO VIT Total Return Portfolio Administrative Class	265,568	(423,327)	(157,759)
Putnam VT Global Health Care Fund Class IB	60	(2,050)	(1,990)
Templeton Global Bond VIP Fund Class 2	6,838	(27,852)	(21,014)
Wells Fargo VT Intrinsic Value Fund Class 2	108	(3,147)	(3,039)
Wells Fargo VT Omega Growth Fund Class 2	3	(626)	(623)
Wells Fargo VT Small Cap Growth Fund Class 2	871	(1,964)	(1,093)

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 19, 2017

Lincoln National Variable Annuity Account C
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2016
Statement of Operations - Year ended December 31, 2016
Statements of Changes in Net Assets - Years ended December 31, 2016 and 2015
Notes to Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2016 and 2015
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Cash Flows - Years ended December 31, 2016, 2015 and 2014
Notes to Consolidated Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 033-25990) filed on April 22, 1998.
(2) Not Applicable.
(3)(a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract (Form No. 30070) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-112927) filed on February 18, 2004.
(b) Variable Annuity Amendment (Form No. AR 434-A MFS 02/04) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-112927) filed on May 28, 2004.
(c) Section 457 Annuity Endorsement (Form No. AR435-I) incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-112927) filed on February 18, 2004.
(d) Section 403(b) Annuity Endorsement (32481-I) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-18419) filed on April 22, 2003.

(e) Variable Annuity Payment Option Rider (I4LA-EMI 3/07) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-112927) filed on April 17, 2007.
(f) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(5) Application (33083 2/05) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-112927) filed on April 17, 2007.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009, between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(a) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(8)(a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.
(b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(iii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(v) Deutsche Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vi) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(viii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ix) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(c) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(iii) Fidelity Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(iv) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(v) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
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(9) Opinion and Consent of Mary Jo Ardington, Senior Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-112927) filed on May 28, 2004.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not Applicable
(12) Not Applicable
(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 42 (File No. 333-138190) filed on February 22, 2017.
.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Randal J. Freitag*	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller*	Executive Vice President and Director
Dennis R. Glass*	President and Director
Andrea D. Goodrich*	Senior Vice President and Secretary
Christine Janofsky*	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan**	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2017 there were 259,232 contract owners under Account C.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
B-3

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
B-4

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
SIGNATURES
a)	As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 24 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 21st day of April, 2017.

Lincoln National Variable Annuity Account C (Registrant) Multi-Fund® Select
By:	/s/ John D. Weber John D. Weber Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Ralph R. Ferraro Ralph R. Ferraro (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b)	As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 21, 2017.

Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ John D. Weber John D. Weber	Pursuant to a Power of Attorney
B-5